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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-05685

Williamsburg Investment Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

W. Lee H. Dunham, Esq.

Sullivan & Worcester LLP       One Post Office Square      Boston, Massachusetts 02109

(Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 587-3400

Date of fiscal year end:         March 31, 2013

Date of reporting period:       March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT March 31, 2013

THE DAVENPORT FUNDS LETTER TO SHAREHOLDERS	April 30, 2013

Dear Shareholders,

Equity markets roared higher in the quarter ended March 31, 2013. The S&P 500 Index gained 10.61%, the Dow Jones Industrial Average advanced 11.93% and the Russell 2000 Index surged 12.39%. The Dow and S&P have both been hitting fresh all-time highs. Early in the quarter, markets bounced as fear of an acute event associated with the “fiscal cliff” waned. In fact, the S&P 500 posted its best January since 1997. Subsequently, markets shrugged off fears surrounding sequestration in the U.S. (i.e. mandated government spending cuts), a slowdown in domestic consumer spending, and fresh budget woes in Europe.

Why the rally? For one, economic and corporate fundamentals appear to be improving. Credit Suisse First Boston (CSFB) recently noted: “The idea that the cliff, or the election, held back the economy heading into year-end is everywhere but in the actual data.” Corporate earnings have generally exceeded expectations, implying estimates for 2013 earnings could move upward. The unemployment rate has continued to decline, the housing market is rebounding sharply, and consumer spending has proven resilient in the face of higher gas prices and payroll taxes. Furthermore, the financial system is on much stronger footing as evidenced by most banks’ solid showing in the recent “stress test.”

We’ve also begun to see a pickup in mergers & acquisitions, with deal value up 14% year-over-year according to CSFB. Further takeout activity makes sense given that deal value is still running 36% below its 10-year average in the U.S. and 64% below average in Europe. Given depressed financing costs and leverage levels near a 20-year low, most companies certainly have the capacity to look at opportunities. Alternatively, many of these companies may look to repurchase their own stock. CSFB points out that more optimal leverage could allow companies to buy back 9% of the market capitalization of the U.S. Both takeouts and share repurchase activity shrink the available supply of equities and are generally supportive for the market.

Perhaps most notable, we’ve begun to see money flows shift. After five years of bond inflows dwarfing stock inflows, billions have flowed into equity funds year-to-date as fear has abated and stocks have flexed their muscle as a relatively attractive asset class. Many investors and money managers have been under-exposed to equities; hence, improving market conditions have created somewhat of a “buying panic.” At times in the past, such a surge of money into stocks has been a warning signal. But we’re hopeful that it can last more than three months (especially when considering how long it went the other way). We’re also comforted by the fact that valuations remain reasonable by historical standards (S&P trades for 14.5x earnings) and, while we are close to all-time highs, we’re just getting back to the prior market peaks of 2000 and 2007.

As always, there are factors that could derail the market’s momentum. The U.S. budget deficit, peaking corporate profit margins, fiscal issues in Europe, and slowing growth in China are threats that come to mind. However, the “elephant in the room” appears to be the threat of a shift in interest rates. Interest rates have been declining for many years alongside a secular bull market for bonds and remain depressed (a 10-year Treasury currently yields 1.9%) due in great

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part to monetary policy. Ironically, we seem to run the risk of things getting too good. That is, if economic momentum builds too quickly, we are likely to see policy shift and interest rates hit a much anticipated inflection point.

BCA Research points out that U.S. stocks have historically suffered swift corrections following the end of long bull cycles for Treasuries (for more information, please visit www.bcaresearch.com). When looking at four prior cycles, they note that stocks have seen mean declines exceeding 20% over just 10 months once the bull cycle ends and interest rates turn upward. This is clearly an alarming statistic; however, BCA also notes that equities go on to generate robust long-term returns. In fact, the 10-year compound annual growth rate for equities after the end of those same cycles was roughly 9%. In other words, investors were rewarded with substantial long-term gains after some short-term pain. We acknowledge the world seems to be floating on “cheap money” and recognize higher rates may ultimately put a damper on the market, but this could prove very difficult to time and history suggests we shouldn’t try.

In sum, we still think the big picture for equities looks pretty good. When we started the year, we suggested stocks seemed positioned to enjoy a good 2013, albeit probably not as good as 2012. Now, we find ourselves in the interesting predicament of having squeezed a lot of return into a short period of time. Such gains can’t be sustained at this pace and we suspect a hiccup is forthcoming. While our antennas are up, we aren’t market timers and will continue to focus on the simple but time-tested strategy of owning shares of good businesses for an extended period.

Davenport Core Fund

The following chart represents Davenport Core Fund (the “Core Fund”) performance and the performance of the S&P 500 Index*, the Core Fund’s primary benchmark, for the periods ended March 31, 2013.

	Q1 2013	1 Year	3 Years**	5 Years**	10 Years**	Since Inception** 1/15/98	Fiscal Year 2013 Expense Ratio
Core Fund	9.34%	12.47%	12.34%	5.39%	8.76%	5.29%	0.95%
S&P 500 Index*	10.61%	13.96%	12.67%	5.81%	8.53%	5.25%	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An index is not available for direct investment; therefore, its performance does not reflect the expenses, fees and taxes generally paid with the active management of an actual portfolio.

**	Annualized.

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The Core Fund advanced 12.47% during the year ended March 31, 2013, slightly lagging the 13.96% gain for the S&P 500 Index. Though we lagged the benchmark slightly, we are very pleased to have had such a strong year of absolute returns. Furthermore, we were especially encouraged to close the fiscal year with strong fourth quarter results.

Though most of the Energy sector struggled throughout the fiscal year, leading oil refiner, Valero Energy (VLO), was the Core Fund’s top performer as it became evident that the company is a key beneficiary of increasing domestic oil production. Other key contributors included the Fund’s holdings in Visa (V), CarMax (KMX), and News Corp. (NWSA). Ironically, in what was one of the best quarters of all time for the S&P 500, historically defensive sectors such as Consumer Staples and Health Care produced the biggest gains during the fourth quarter. In Consumer Staples, Walgreen (WAG), J.M. Smucker (SJM) and PepsiCo (PEP) were standouts. WAG gained nearly 30% in Q4 on the heels of better results and a major distribution announcement with recently purchased drug distribution and logistics company, AmerisourceBergen (ABC). Despite serving as a headwind for much of the fiscal year, being underweight Apple (AAPL) contributed positively to relative performance as the shares pulled back. We feel the shares look much more reasonably valued at current levels, reflecting some of the challenges inherent in maintaining a high rate of profitability and revenue growth.

Within the Financials sector, we made various opportunistic transactions that we believe have repositioned the Core Fund’s exposure to this sector positively. For one, we elected to sell names such as Fiserv (FISV), Bank of America (BAC) and T. Rowe Price (TROW), all of which were hitting new highs and seemed to be more fairly valued. With the proceeds from these transactions, we were able to add to high-conviction ideas such as Markel (MKL) and Capital One (COF), both of which had fallen under pressure. In the case of MKL, the stock sold off meaningfully following a major acquisition announcement. As a result, we were able to purchase the shares around book value, which we thought was very attractive in light of the company’s track record of compounding book value at an impressive rate over the last 20 years. In terms of COF, the stock had weakened in response to disappointing results and asset sales that surprised investors. While disappointed in these developments, we believed the resulting valuation discount to peers was simply too excessive given the company’s significant earnings power.

Near the end of the year, we elected to add to the Fund’s position in Danaher Corp. (DHR). We have long regarded DHR as one of the highest quality names in the Industrials sector due to management’s impressive track record of cash generation and above-average returns on capital. The stock has performed well over the years and currently sits near all time highs; however, we feel the shares are attractively valued at current levels given the company’s best-in-class management team, high quality portfolio of assets, and free cash flow yield in the high single digits. While we believe management will continue to wring out efficiencies from its current portfolio of businesses (pushing free cash flow and returns higher), we also note that the company is well positioned to deploy significant amounts of incremental capital via acquisitions and buybacks. Given management’s virtually unrivaled success with acquisitions over the decades, we believe further Mergers & Acquisitions (M&A) can be meaningfully accretive to shareholder value over time.

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In conclusion, we are pleased with recent results and remain constructive on the outlook for the coming year. Though we are doubtful that the pace of gains seen in the fiscal fourth quarter can continue, we are comfortable with the Core Fund’s positioning and continue to think large cap stocks look attractive.

New Positions

Amgen, Inc. (AMGN) is a leading biotechnology firm with core franchises in nephrology, oncology and inflammatory diseases.

AmerisourceBergen Corporation (ABC) is a leading drug distribution and logistics company. After our initial purchase, we subsequently increased the Fund’s position in ABC.

General Electric Company (GE) is an industrial conglomerate with exposure to core markets such as energy, aerospace, health care, transportation and finance.

Increased Positions

Aon plc (AON)** is an insurance brokerage and human resources outsourcing firm.

Danaher Corporation (DHR) is a large, well-diversified manufacturing company with a long track record of achieving best-in-class returns through acquiring smaller competitors and improving operations though Danaher Business System.

Markel Corporation (MKL) is a Richmond, VA-based specialty insurer.

**	Foreign Security

Davenport Value & Income Fund

The following chart represents Davenport Value & Income Fund (the “Value & Income Fund”) performance and the performance of the S&P 500 Index, the Value & Income Fund’s primary benchmark, and the Lipper Equity Income Index for the periods ended March 31, 2013.

	Q1 2013	1 Year	Since Inception** 12/31/2010	Fiscal Year 2013 Expense Ratio
Value & Income Fund	12.61%	18.69%	16.28%	0.96%
S&P 500 Index*	10.61%	13.96%	12.78%	—
Lipper Equity Income Index*	10.59%	15.06%	12.03%	—

30-Day SEC Yield: 1.81%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

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*
The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. The Lipper Equity Income Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Index. An index is not available for direct investment; therefore, its performance does not reflect the expenses, fees and taxes generally paid with the active management of an actual portfolio.

**	Annualized.

The Value & Income Fund advanced 18.69% during the year ended March 31, 2013, nicely exceeding the 13.96% and 15.06% gain for the S&P 500 Index and the Lipper Equity Income Index, respectively. After taking a bit of a breather to close 2012, it was impressive to see the strategy close the year with a 12.61% gain in fiscal Q4. As retail fund flows finally started to move towards equity funds to close the year, it was clear that income is still a top priority on investors’ wish list. The Value & Income Fund’s 30-day SEC yield as of March 31, 2013 was 1.81%.

Housing related companies exhibited strong performance during the fiscal year as improving industry data coupled with the Federal Reserve System’s announcement of QE3 fueled gains across the group. Weyerhaeuser (WY) and Fidelity National Financial (FNF) were top performers as each company benefitted from the aforementioned developments. The Fund also benefitted from strong performance within the REIT sector, where holdings such as Sun Communities (SUI) and W.P. Carey (WPC) posted strong gains. Despite a very good year from Johnson & Johnson (JNJ), the Health Care sector was a key detractor from relative performance given relatively weak results from the Fund’s holdings in GlaxoSmithKline (GSK) and WellPoint (WLP).

The Energy sector was a source of strength during the fiscal year, with Marathon Petroleum (MPC) and Tortoise Energy Infrastructure (TYG) emerging as top performers. Despite our belief in the long-term attractiveness of the domestic refining industry, we elected to chip the Fund’s position in MPC given the stock’s sharp move and considering the extreme volatility of the refining industry. In addition to the chip of MPC, the fiscal fourth quarter saw a lot of activity in the Energy space. As a result, the Fund’s exposure to the sector has decreased slightly and has become more focused on companies with what we believe is above-average potential for dividend growth.

In keeping with this theme, we added to the Fund’s position in BP plc (BP) and sold the position in Royal Dutch Shell (RDS’B). RDS’B has lagged the Energy sector amid disappointing results and concerns regarding the company’s increasing capital expenditure profile. Though we are confident in the company’s ability to maintain its healthy dividend (yields over 5%), we are concerned that increasing capital expenditures will limit future dividend growth. While BP has a similar dividend yield (5.1%), we feel the steps the company has taken to restructure the business could lead to significant increases in returns, cash flows and the dividend in coming years. Although there is still ample headline risk related to the ongoing Macondo spill civil trial, we believe decidedly negative outcomes have already been priced into the shares. As such, any resolution of the matter should remove an overhang and allow the stock to move higher.

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Later in the year, we purchased a position in regional gaming operator Penn National Gaming (PENN). On Nov 15th, the company announced that it intends to split its real estate and operating assets into two separate companies. To summarize the transaction, one entity will be structured as a REIT, which we anticipate will pay an attractive dividend and have substantial growth opportunity, while the other entity will be a smaller casino operator that could grow significantly. We have a long history with the company and view management as being among the sharpest value creators we’ve encountered. This new structure (first of its kind in the industry) could be another feather in their cap. Insider ownership is high and management acts more like shareholders/owners as a result. Further, we were excited to see the company’s CFO purchase a substantial amount of stock in the high $40’s after the deal was announced. Ultimately, we think the value of the combined entity could have significant price appreciation as the transaction comes closer to being consummated in early 2014. Also, bear in mind this will ultimately be two separate positions, one of which we anticipate will pay a meaningful dividend (approximately 8.5% yield implied by the valuation at the time of purchase), and both of which could have attractive long-term growth opportunities.

While we are certainly happy with this year’s performance, we remain thoughtful about the Value & Income Fund’s positioning and are vigilantly committed to finding new ideas. Though we will always focus on high-quality companies with above-average payouts, we continue to seek a balance between higher yielding defensive stocks and those that have the ability to grow their dividends over time.

New Positions

Capital One Financial Corporation (COF) is a credit card and consumer banking franchise. After our initial purchase, we subsequently increased the Fund’s position in COF. Current yield: 0.4%.

Penn National Gaming, Inc. (PENN) is a regional casino operator with an attractive portfolio of 19 casinos throughout the United States. Current yield: N/A. PENN is currently in the process of becoming a REIT.

WisdomTree Japan Hedged Equity Fund (DXJ) Current yield: 1.3%.

Increased Positions

BP plc (BP)** is headquartered in the United Kingdom and is a one of the world’s leading integrated energy companies with operations in over one hundred countries worldwide. Current yield: 5.1%.

The Dow Chemical Company (DOW) is a global chemical innovator and producer. Current yield: 4.0%.

General Electric Company (GE) is an industrial conglomerate with exposure to core markets such as energy, aerospace, health care, transportation and finance. Current yield: 3.3%.

Hartford Financial Services Group, Inc. (HIG) is a multi-line insurer. Current yield: 1.6%.

LinnCo, LLC (LNCO) is a C-Corp formed for the sole purpose to invest in the units of upstream oil and gas Master Limited Partnership (MLP) Linn Energy (LINE). Current yield: 7.3%.

**	Foreign Security

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Davenport Equity Opportunities Fund

The following chart represents Davenport Equity Opportunities Fund (the “Equity Opportunities Fund”) performance and the performance of the Russell Midcap Index, the Fund’s primary benchmark, and the S&P 500 Index for the periods ended March 31, 2013.

	Q1 2013	1 Year	Since Inception** 12/31/2010	Fiscal Year 2013 Expense Ratio
Equity Opportunities Fund	11.33%	18.77%	17.11%	1.01%
Russell Midcap Index*	12.96%	17.30%	12.55%	—
S&P 500 Index*	10.61%	13.96%	12.78%	—

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data, current to the most recent month end, may be obtained by calling 1-800-281-3217.

*
The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000, which represent approximately 25% of the total market capitalization of the Russell 1000. The S&P 500 Index is comprised of 500 U.S. stocks and is an indicator of the performance of the overall U.S. stock market. An index is not available for direct investment; therefore, its performance does not reflect the expenses, fees and taxes generally paid with the active management of an actual portfolio.

**	Annualized.

The Equity Opportunities Fund advanced 18.77% during the year ended March 31, 2013. This compares to gains of 17.30% and 13.96%, respectively, for the Russell Midcap Index and S&P 500 Index. Not surprisingly, a few holdings that finished 2012 on an unusually strong note lagged a bit as we entered 2013. Nonetheless, we managed to participate nicely in the market’s upside. It is fun to report such results, but most quarters won’t resemble fiscal Q4 and we are much more focused on generating attractive multi-year returns. Below, we discuss recent performance and a few recent transactions.

Dollar Tree (DLTR) and Markel (MKL) were among the top contributors in the fiscal fourth quarter and for the fiscal year. Their performance was particularly gratifying since we recently added to both positions when the stocks were under pressure. Further, it displays the benefits of adding to quality franchises when they are out of favor with investors for short-term reasons. Delta Air Lines (DAL) also took flight. Its shares gained roughly 42% in the fourth quarter. We probably seemed crazy when we bought this stock given the airline industry’s checkered past (as far as investors are concerned). Thus far, however, our outlook for renewed operating discipline, declining debt levels and higher returns on capital has come to fruition nicely. The biggest disappointment was Capital One (COF), which declined 9% in February as a subdued 2013 outlook and uncertainty about the benefit of recent acquisitions weighed on the name. We are frustrated with the stock’s action, but it remains a top holding and we think the risk/reward from here is very favorable.

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We’ve recently built positions in a couple of depressed energy stocks. We aren’t particularly bullish on oil and gas prices given growing supplies, but each stock has a unique story and seems to possess little downside risk. The first is CONSOL Energy (CNX), which is a domestic coal and natural gas producer. Most analysts and investors focus on the company’s coal business, which has struggled in the face of lower coal prices and may face secular headwinds. We are more focused on the company’s growing base of natural gas assets, which are positioned in some of the lowest cost and most prolific shale plays in the U.S. These assets seem somewhat unappreciated and currently contribute little to earnings, but could be a significant source of value in coming years even in the absence of material improvement in gas prices.

Another is National Oilwell Varco (NOV), which is a bellwether name in the oil services industry. With a 50%+ market share, NOV is the dominant provider of equipment for drilling rigs. Recently, the stock has struggled due to a declining earnings outlook for the company’s North American land business as producers have curtailed drilling for conventional natural gas. We believe this presents an opportunity to purchase a cash generative business with high barriers to entry at a very reasonable price. While the North American land business may remain weak, NOV’s deepwater rig equipment business has a bright outlook with high international oil prices prompting new build rig orders. Also, the company has a strong balance sheet and record $12 billion backlog. Finally, we’ve been pleased to see that Berkshire Hathaway has been accumulating the stock over the past year.

We have also established a position in American International Group (AIG), which is a name that causes many people to cringe. The company’s epic collapse and subsequent bailout by the U.S. Government continue to leave a bad taste in many investors’ mouths. Hence, this appears to be one of the most “under-owned” and misunderstood names around. Meanwhile, not only are insurance rates firming industry-wide, but AIG has become more focused on disciplined underwriting and cost efficiencies. Further, the company’s capital position has been bolstered by asset sales and the United States Treasury recently exited its stake in the company. With the stock now trading at roughly 50% of book value, we think the risk/reward here is very favorable. This adds to our kitty of insurance names, which also includes Markel (MKL), Aon (AON) and Safety Insurance Group (SAFT). Each company has unique drivers, but all could benefit from improved pricing dynamics.

We chipped and sold a few positions during the fourth quarter. Strength in names such as Lamar Advertising (LAMR), Colfax (CFX) and Rockwell Collins (COL) prompted us to take some gains. We like each company, but outsized returns in a short period led us to believe there were better opportunities elsewhere. In another case, Check Point Software (CHKP), we sold the Fund’s position given changing competitive dynamics and decelerating revenue growth. The Fund remains underweight in the Information Technology sector, where we struggle with rapid change, pricing pressure and product obsolescence. In fact, it often seems today’s high flyers are tomorrow’s has-beens. Such rapid change may be good for consumers, but is troublesome for us as investors and we’d much rather own companies with a higher degree of visibility. Take J.M. Smucker (SJM) for example. While we can’t say how CHKP will be positioned in five years, we’re pretty certain SJM’s jams, peanut butter and coffee will stand the test of time.

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New Positions

American International Group, Inc. (AIG) is a leading global insurance company with a focus on property and casualty lines of business.

National Oilwell Varco, Inc. (NOV) is a leading oilfield services company that makes and sells systems and components used in oil and gas drilling and production.

Valero Energy Corporation (VLO) is the world’s largest independent oil refiner, with 2.3 million barrels of refining capacity.

Increased Positions

CONSOL Energy, Inc. (CNX) is a coal producer in the Northeast United States with considerable natural gas assets in the Marcellus and Utica shales.

Dollar Tree, Inc. (DLTR) is a leading discount retailer based in Chesapeake, VA.

We are pleased that The Davenport Funds are off to a good start thus far in 2013. We thank you for your trust and look forward to reporting back as we proceed through the year.

Sincerely,

John P. Ackerly, IV
President, The Davenport Funds

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DAVENPORT CORE FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for years ended March 31, 2013)
	1 Year	5 Years	10 Years
Davenport Core Fund	12.47%	5.39%	8.76%
Standard & Poor’s 500® Index	13.96%	5.81%	8.53%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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DAVENPORT VALUE & INCOME FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	Since Inception(b)
Davenport Value & Income Fund	18.69%	16.28%
Standard & Poor’s 500® Index	13.96%	12.78%
Lipper Equity Income Index	15.06%	12.02%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Commencement of operations was December 31, 2010.

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DAVENPORT EQUITY OPPORTUNITIES FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	Since Inception(b)
Davenport Equity Opportunities Fund	18.77%	17.11%
Russell Midcap® Index	17.30%	12.55%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Commencement of operations was December 31, 2010.

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DAVENPORT CORE FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Johnson & Johnson	3.0%
CarMax, Inc.	2.9%
Markel Corporation	2.9%
Berkshire Hathaway, Inc. - Class B	2.6%
Brookfield Asset Management, Inc. - Class A	2.6%
Danaher Corporation	2.5%
Capital One Financial Corporation	2.5%
Wells Fargo & Company	2.3%
Exxon Mobil Corporation	2.3%
J.M. Smucker Company (The)	2.3%

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DAVENPORT VALUE & INCOME FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
JPMorgan Chase & Company	2.7%
Travelers Companies, Inc. (The)	2.6%
Walgreen Company	2.6%
Johnson & Johnson	2.6%
General Electric Company	2.6%
W.P. Carey, Inc.	2.5%
SPDR EURO STOXX 50® ETF	2.4%
Wells Fargo & Company	2.4%
Sun Communities, Inc.	2.4%
Dow Chemical Company (The)	2.3%

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DAVENPORT EQUITY OPPORTUNITIES FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Top Ten Equity Holdings

Security Description	% of Net Assets
Penn National Gaming, Inc.	6.0%
Markel Corporation	5.5%
CarMax, Inc.	5.4%
Dollar Tree, Inc.	4.6%
O'Reilly Automotive, Inc.	4.0%
Brookfield Asset Management, Inc. - Class A	4.0%
Aon plc	3.9%
Sun Communities, Inc.	3.7%
Albemarle Corporation	3.3%
International Game Technology	3.3%

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DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 92.6%	Shares	Value
Consumer Discretionary — 14.0%
Amazon.com, Inc. (a)	15,073	$4,016,804
CarMax, Inc. (a)	148,617	6,197,329
General Motors Company (a)	125,945	3,503,790
Lowe's Companies, Inc.	93,816	3,557,503
McDonald's Corporation	41,990	4,185,983
News Corporation - Class A	128,851	3,932,532
Walt Disney Company (The)	70,778	4,020,190
		29,414,131
Consumer Staples — 12.3%
Anheuser-Busch InBev SA/NV - ADR	34,645	3,448,910
J.M. Smucker Company (The)	48,862	4,845,156
Nestle SA - ADR	39,993	2,898,293
PepsiCo, Inc.	47,176	3,732,094
Procter & Gamble Company (The)	38,639	2,977,521
Walgreen Company	81,700	3,895,456
Wal-Mart Stores, Inc.	54,557	4,082,500
		25,879,930
Energy — 11.1%
Chevron Corporation	36,387	4,323,503
Exxon Mobil Corporation	54,567	4,917,032
National Oilwell Varco, Inc.	53,750	3,802,813
Occidental Petroleum Corporation	40,104	3,142,950
Schlumberger Ltd.	42,338	3,170,693
Valero Energy Corporation	91,046	4,141,683
		23,498,674
Financials — 20.0%
American Tower Corporation	47,658	3,665,853
Aon plc	69,605	4,280,708
Berkshire Hathaway, Inc. - Class B (a)	52,476	5,467,999
Brookfield Asset Management, Inc. - Class A	147,924	5,397,747
Capital One Financial Corporation	95,642	5,255,528
Goldman Sachs Group, Inc. (The)	25,625	3,770,719
JPMorgan Chase & Company	69,728	3,309,291
Markel Corporation (a)	12,023	6,053,580
Wells Fargo & Company	133,129	4,924,442
		42,125,867
Health Care — 8.1%
AmerisourceBergen Corporation	79,700	4,100,565
Amgen, Inc.	32,555	3,337,213
Johnson & Johnson	78,248	6,379,559
WellPoint, Inc.	50,390	3,337,330
		17,154,667

17

DAVENPORT CORE FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.6% (Continued)	Shares	Value
Industrials — 10.2%
Danaher Corporation	85,872	$5,336,944
General Electric Company	127,965	2,958,551
Illinois Tool Works, Inc.	45,699	2,784,897
Stanley Black & Decker, Inc.	39,738	3,217,586
Union Pacific Corporation	23,690	3,373,693
United Technologies Corporation	41,779	3,903,412
		21,575,083
Information Technology — 13.9%
Accenture plc - Class A	56,144	4,265,260
Apple, Inc.	6,635	2,936,850
Automatic Data Processing, Inc.	49,175	3,197,359
Google, Inc. - Class A (a)	4,279	3,397,654
International Business Machines Corporation	21,957	4,683,428
Microsoft Corporation	105,598	3,021,159
QUALCOMM, Inc.	47,820	3,201,549
Visa, Inc. - Class A	26,593	4,516,555
		29,219,814
Materials — 3.0%
Albemarle Corporation	55,483	3,468,797
Praxair, Inc.	26,046	2,905,171
		6,373,968

Total Common Stocks (Cost $136,401,294)		$195,242,134

EXCHANGE-TRADED FUNDS — 2.1%	Shares	Value
iShares Nasdaq Biotechnology Index Fund (Cost $3,875,987)	27,372	$4,377,604

MONEY MARKET FUNDS — 3.1%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $6,599,017)	6,599,017	$6,599,017

Total Investments at Value — 97.8% (Cost $146,876,298)		$206,218,755

Other Assets in Excess of Liabilities — 2.2%		4,680,250

Net Assets — 100.0%		$210,899,005

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2013.

See accompanying notes to financial statements.

18

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 87.5%	Shares	Value
Consumer Discretionary — 6.8%
Cracker Barrel Old Country Store, Inc.	34,950	$2,825,708
Darden Restaurants, Inc.	47,950	2,478,056
McDonald's Corporation	39,210	3,908,845
Penn National Gaming, Inc. (a)	75,805	4,126,066
		13,338,675
Consumer Staples — 21.0%
Altria Group, Inc.	78,906	2,713,577
Anheuser-Busch InBev SA/NV - ADR	36,210	3,604,706
Archer-Daniels-Midland Company	93,310	3,147,346
Coca-Cola Company (The)	93,800	3,793,272
Diageo plc - ADR	23,175	2,916,342
Dr. Pepper Snapple Group, Inc.	57,372	2,693,616
H.J. Heinz Company	39,430	2,849,606
PepsiCo, Inc.	49,355	3,904,474
Philip Morris International, Inc.	38,940	3,610,128
Procter & Gamble Company (The)	38,720	2,983,763
Walgreen Company	106,780	5,091,270
Wal-Mart Stores, Inc.	53,552	4,007,296
		41,315,396
Energy — 7.9%
BP plc - ADR	92,820	3,930,927
Chevron Corporation	34,956	4,153,472
LinnCo, LLC	93,695	3,658,790
Marathon Petroleum Corporation	42,485	3,806,656
		15,549,845
Financials — 20.5%
Capital One Financial Corporation	71,385	3,922,606
Fidelity National Financial, Inc. - Class A	143,320	3,615,963
Hartford Financial Services Group, Inc.	156,025	4,025,445
JPMorgan Chase & Company	113,380	5,381,015
Sun Communities, Inc.	95,113	4,691,924
Travelers Companies, Inc. (The)	60,810	5,119,594
W.P. Carey, Inc.	72,204	4,866,549
Wells Fargo & Company	128,540	4,754,695
Weyerhaeuser Company	129,634	4,067,915
		40,445,706
Health Care — 7.8%
GlaxoSmithKline plc - ADR	85,535	4,012,447
Johnson & Johnson	62,445	5,091,141
Merck & Company, Inc.	70,405	3,114,013
WellPoint, Inc.	47,935	3,174,735
		15,392,336

19

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 87.5% (Continued)	Shares	Value
Industrials — 12.8%
3M Company	31,085	$3,304,646
Eaton Corporation plc	64,297	3,938,191
General Electric Company	220,000	5,086,400
Illinois Tool Works, Inc.	41,920	2,554,605
Norfolk Southern Corporation	44,775	3,451,257
Raytheon Company	57,316	3,369,608
Watsco, Inc.	40,845	3,438,332
		25,143,039
Information Technology — 3.4%
Automatic Data Processing, Inc.	57,810	3,758,806
Microsoft Corporation	105,800	3,026,938
		6,785,744
Materials — 3.7%
Dow Chemical Company (The)	141,030	4,490,395
E.I. du Pont de Nemours and Company	56,665	2,785,652
		7,276,047
Telecommunication Services — 1.6%
Vodafone Group plc - ADR	114,525	3,253,655

Utilities — 2.0%
Dominion Resources, Inc.	66,205	3,851,807

Total Common Stocks (Cost $144,747,782)		$172,352,250

EXCHANGE-TRADED FUNDS — 4.5%	Shares	Value
SPDR EURO STOXX 50® ETF	145,830	$4,818,223
WisdomTree Japan Hedged Equity Fund	90,855	3,923,119
Total Exchange-Traded Funds (Cost $7,942,048)		$8,741,342

CLOSED-END FUNDS — 1.8%	Shares	Value
Tortoise Energy Infrastructure Corporation (Cost $2,827,624)	70,735	$3,492,894

20

DAVENPORT VALUE & INCOME FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $5,604,664)	5,604,664	$5,604,664

Total Investments at Value — 96.6% (Cost $161,122,118)		$190,191,150

Other Assets in Excess of Liabilities — 3.4%		6,698,721

Net Assets — 100.0%		$196,889,871

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2013.

See accompanying notes to financial statements.

21

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 94.2%	Shares	Value
Consumer Discretionary — 28.0%
CarMax, Inc. (a)	133,410	$5,563,197
Dollar Tree, Inc. (a)	97,200	4,707,396
Hanesbrands, Inc. (a)	60,990	2,778,705
International Game Technology	202,660	3,343,890
Lamar Advertising Company - Class A (a)	42,995	2,089,987
O'Reilly Automotive, Inc. (a)	40,505	4,153,788
Penn National Gaming, Inc. (a)	112,845	6,142,153
		28,779,116
Consumer Staples — 7.5%
Church & Dwight Company, Inc.	32,930	2,128,266
J.M. Smucker Company (The)	31,725	3,145,851
Walgreen Company	50,705	2,417,614
		7,691,731
Energy — 7.0%
CONSOL Energy, Inc.	91,920	3,093,108
National Oilwell Varco, Inc.	28,745	2,033,709
Valero Energy Corporation	45,455	2,067,748
		7,194,565
Financials — 30.9%
American International Group, Inc. (a)	50,485	1,959,828
American Tower Corporation	33,640	2,587,589
Aon plc	65,940	4,055,310
Brookfield Asset Management, Inc. - Class A	111,610	4,072,649
Capital One Financial Corporation	60,006	3,297,330
Fidelity National Financial, Inc. - Class A	74,855	1,888,592
Markel Corporation (a)	11,275	5,676,962
Safety Insurance Group, Inc.	49,830	2,449,144
Sun Communities, Inc.	78,055	3,850,453
SunTrust Banks, Inc.	64,900	1,869,769
		31,707,626
Health Care — 2.0%
Henry Schein, Inc. (a)	22,455	2,078,210

Industrials — 10.2%
Colfax Corporation (a)	42,445	1,975,390
Delta Air Lines, Inc. (a)	152,555	2,518,683
Pall Corporation	29,590	2,023,068
Rockwell Collins, Inc.	32,300	2,038,776
Watsco, Inc.	22,510	1,894,892
		10,450,809
Information Technology — 2.3%
Intuit, Inc.	37,005	2,429,378

22

DAVENPORT EQUITY OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 94.2% (Continued)	Shares	Value
Materials — 3.3%
Albemarle Corporation	54,180	$3,387,334

Utilities — 3.0%
ITC Holdings Corporation	34,240	3,056,262

Total Common Stocks (Cost $78,600,744)		$96,775,031

MONEY MARKET FUNDS — 2.8%	Shares	Value
First American Treasury Obligations Fund - Class Z, 0.00% (b) (Cost $2,825,594)	2,825,594	$2,825,594

Total Investments at Value — 97.0% (Cost $81,426,338)		$99,600,625

Other Assets in Excess of Liabilities — 3.0%		3,078,370

Net Assets — 100.0%		$102,678,995

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of March 31, 2013.

See accompanying notes to financial statements.

23

THE DAVENPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2013
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$146,876,298	$161,122,118	$81,426,338
At market value (Note 2)	$206,218,755	$190,191,150	$99,600,625
Cash	32,345	5,220,499	3,364,270
Dividends receivable	225,873	530,660	76,719
Receivable for capital shares sold	757,451	1,292,034	391,600
Receivable for securities sold	5,829,385	—	1,445,076
Other assets	12,279	7,529	6,974
TOTAL ASSETS	213,076,088	197,241,872	104,885,264

LIABILITIES
Payable for investment securities purchased	1,901,845	—	2,026,453
Payable for capital shares redeemed	97,292	201,442	96,552
Accrued investment advisory fees (Note 4)	145,951	123,184	66,057
Payable to administrator (Note 4)	24,900	22,600	13,050
Other accrued expenses and liabilities	7,095	4,775	4,157
TOTAL LIABILITIES	2,177,083	352,001	2,206,269

NET ASSETS	$210,899,005	$196,889,871	$102,678,995

Net assets consist of:
Paid-in capital	$150,421,112	$164,586,438	$82,116,288
Undistributed net investment income	11,648	3,121	25,889
Accumulated net realized gains from security transactions	1,123,788	3,231,280	2,362,531
Net unrealized appreciation on investments	59,342,457	29,069,032	18,174,287
Net assets	$210,899,005	$196,889,871	$102,678,995

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	12,594,528	14,936,637	7,409,101

Net asset value, offering price and redemption price per share (Note 2)	$16.75	$13.18	$13.86

See accompanying notes to financial statements.

24

THE DAVENPORT FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2013
	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
INVESTMENT INCOME
Dividends	$3,092,980	$4,635,894	$918,533
Foreign withholding taxes on dividends	(46,538)	(2,497)	(13,292)
Interest	136	—	—
TOTAL INVESTMENT INCOME	3,046,578	4,633,397	905,241

EXPENSES
Investment advisory fees (Note 4)	1,372,583	1,040,060	547,147
Administration fees (Note 4)	245,401	189,617	110,238
Custodian and bank service fees	18,536	24,235	12,106
Professional fees	19,038	16,818	16,818
Compliance service fees (Note 4)	19,865	16,502	11,593
Registration and filing fees	17,786	14,541	13,335
Trustees’ fees and expenses (Note 4)	9,275	9,275	9,275
Printing of shareholder reports	14,309	5,960	4,738
Insurance expense	11,709	6,830	4,520
Other expenses	10,869	10,113	10,563
TOTAL EXPENSES	1,739,371	1,333,951	740,333

NET INVESTMENT INCOME	1,307,207	3,299,446	164,908

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	9,676,207	6,183,266	4,578,353
Net change in unrealized appreciation/ depreciation on investments	12,010,397	18,460,679	10,165,302

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	21,686,604	24,643,945	14,743,655

NET INCREASE IN NET ASSETS FROM OPERATIONS	$22,993,811	$27,943,391	$14,908,563

See accompanying notes to financial statements.

25

DAVENPORT CORE FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$1,307,207	$1,034,589
Net realized gains from security transactions	9,676,207	2,194,465
Net change in unrealized appreciation/ depreciation on investments	12,010,397	12,450,152
Net increase in net assets from operations	22,993,811	15,679,206

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,315,956)	(1,036,002)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	32,795,331	17,735,914
Net asset value of shares issued in reinvestment of distributions to shareholders	1,246,351	972,757
Payments for shares redeemed	(19,718,238)	(18,348,617)
Net increase in net assets from capital share transactions	14,323,444	360,054

TOTAL INCREASE IN NET ASSETS	36,001,299	15,003,258

NET ASSETS
Beginning of year	174,897,706	159,894,448
End of year	$210,899,005	$174,897,706

UNDISTRIBUTED NET INVESTMENT INCOME	$11,648	$20,397

CAPITAL SHARE ACTIVITY
Shares sold	2,156,214	1,299,210
Shares reinvested	82,322	73,427
Shares redeemed	(1,300,040)	(1,362,591)
Net increase in shares outstanding	938,496	10,046
Shares outstanding at beginning of year	11,656,032	11,645,986
Shares outstanding at end of year	12,594,528	11,656,032

See accompanying notes to financial statements.

26

DAVENPORT VALUE & INCOME FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$3,299,446	$1,533,671
Net realized gains (losses) from security transactions	6,183,266	(989,066)
Net change in unrealized appreciation/ depreciation on investments	18,460,679	9,378,913
Net increase in net assets from operations	27,943,391	9,923,518

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,316,928)	(1,522,098)
From net realized gains from security transactions	(1,962,920)	(71,734)
Decrease in net assets from distributions to shareholders	(5,279,848)	(1,593,832)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	85,076,371	44,865,899
Net asset value of shares issued in reinvestment of distributions to shareholders	4,722,338	1,359,339
Payments for shares redeemed	(14,329,788)	(4,628,047)
Net increase in net assets from capital share transactions	75,468,921	41,597,191

TOTAL INCREASE IN NET ASSETS	98,132,464	49,926,877

NET ASSETS
Beginning of year	98,757,407	48,830,530
End of year	$196,889,871	$98,757,407

UNDISTRIBUTED NET INVESTMENT INCOME	$3,121	$20,603

CAPITAL SHARE ACTIVITY
Shares sold	7,171,909	4,240,900
Shares reinvested	398,116	130,856
Shares redeemed	(1,212,247)	(444,451)
Net increase in shares outstanding	6,357,778	3,927,305
Shares outstanding at beginning of year	8,578,859	4,651,554
Shares outstanding at end of year	14,936,637	8,578,859

See accompanying notes to financial statements.

27

DAVENPORT EQUITY OPPORTUNITIES FUND STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income (loss)	$164,908	$(99,423)
Net realized gains (losses) from security transactions	4,578,353	(469,701)
Net change in unrealized appreciation/ depreciation on investments	10,165,302	6,678,341
Net increase in net assets from operations	14,908,563	6,109,217

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(139,019)	—
From net realized gains from security transactions	(1,731,142)	(163,030)
Decrease in net assets from distributions to shareholders	(1,870,161)	(163,030)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	33,820,160	23,587,122
Net asset value of shares issued in reinvestment of distributions to shareholders	1,800,189	157,487
Payments for shares redeemed	(5,114,447)	(4,931,526)
Net increase in net assets from capital share transactions	30,505,902	18,813,083

TOTAL INCREASE IN NET ASSETS	43,544,304	24,759,270

NET ASSETS
Beginning of year	59,134,691	34,375,421
End of year	$102,678,995	$59,134,691

UNDISTRIBUTED NET INVESTMENT INCOME	$25,889	$—

CAPITAL SHARE ACTIVITY
Shares sold	2,737,625	2,186,580
Shares reinvested	145,972	15,593
Shares redeemed	(419,552)	(464,812)
Net increase in shares outstanding	2,464,045	1,737,361
Shares outstanding at beginning of year	4,945,056	3,207,695
Shares outstanding at end of year	7,409,101	4,945,056

See accompanying notes to financial statements.

28

DAVENPORT CORE FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$15.00	$13.73	$12.05	$8.36	$13.82

Income (loss) from investment operations:
Net investment income	0.11	0.09	0.07	0.08	0.11
Net realized and unrealized gains (losses) on investments	1.75	1.27	1.68	3.69	(5.17)
Total from investment operations	1.86	1.36	1.75	3.77	(5.06)

Less distributions:
Dividends from net investment income	(0.11)	(0.09)	(0.07)	(0.08)	(0.11)
Distributions from net realized gains	—	—	—	—	(0.29)
Total distributions	(0.11)	(0.09)	(0.07)	(0.08)	(0.40)

Net asset value at end of year	$16.75	$15.00	$13.73	$12.05	$8.36

Total return (a)	12.47%	9.99%	14.61%	45.20%	(36.85% )

Net assets at end of year (000’s)	$210,899	$174,898	$159,894	$132,662	$92,358

Ratio of total expenses to average net assets	0.95%	0.96%	0.99%	1.00%	1.00%

Ratio of net investment income to average net assets	0.71%	0.66%	0.58%	0.75%	0.98%

Portfolio turnover rate	26%	19%	34%	25%	39%

(a)
Total return is a measure of the change in value of an investment in the Fund over the years covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

29

DAVENPORT VALUE & INCOME FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$11.51	$10.50	$10.00

Income from investment operations:
Net investment income	0.28	0.23	0.04
Net realized and unrealized gains on investments	1.81	1.02	0.49
Total from investment operations	2.09	1.25	0.53

Less distributions:
Dividends from net investment income	(0.27)	(0.23)	(0.03)
Distributions from net realized gains	(0.15)	(0.01)	—
Total distributions	(0.42)	(0.24)	(0.03)

Net asset value at end of period	$13.18	$11.51	$10.50

Total return (b)	18.69%	12.23%	5.35%	(c)

Net assets at end of period (000’s)	$196,890	$98,757	$48,831

Ratio of total expenses to average net assets	0.96%	1.04%	1.25%	(d)

Ratio of net investment income to average net assets	2.43%	2.30%	1.99%	(d)

Portfolio turnover rate	29%	27%	10%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

30

DAVENPORT EQUITY OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period
	Year Ended March 31, 2013	Year Ended March 31, 2012	Period Ended March 31, 2011 (a)
Net asset value at beginning of period	$11.96	$10.72	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	(0.02)	(0.01)
Net realized and unrealized gains on investments	2.17	1.30	0.73
Total from investment operations	2.20	1.28	0.72

Less distributions:
Dividends from net investment income	(0.02)	—	—
Distributions from net realized gains	(0.28)	(0.04)	—
Total distributions	(0.30)	(0.04)	—

Net asset value at end of period	$13.86	$11.96	$10.72

Total return (b)	18.77%	12.00%	7.20%	(c)

Net assets at end of period (000’s)	$102,679	$59,135	$34,375

Ratio of total expenses to average net assets	1.01%	1.10%	1.25%	(d)

Ratio of net investment income (loss) to average net assets	0.23%	(0.22% )	(0.40%	)(d)

Portfolio turnover rate	41%	35%	6%	(c)

(a)	Represents the period from commencement of operations (December 31, 2010) through March 31, 2011.

(b)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Not annualized.

(d)	Annualized.

See accompanying notes to financial statements.

31

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2013

1. Organization

Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not incorporated in this report. Davenport Core Fund began operations on January 15, 1998. Davenport Value & Income Fund and Davenport Equity Opportunities Fund each began operations on December 31, 2010.

Davenport Core Fund’s investment objective is long term growth of capital.

Davenport Value & Income Fund’s investment objective is to achieve long term growth while generating current income through dividend payments on portfolio securities.

Davenport Equity Opportunities Fund’s investment objective is long term capital appreciation.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Fixed income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value,

32

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value. Money market funds have been determined to be represented at amortized cost which approximates fair value, absent unusual circumstances.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•     Level 1 – quoted prices in active markets for identical securities

•     Level 2 – other significant observable inputs

•     Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2013 by security type:

Davenport Core Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$195,242,134	$—	$—	$195,242,134
Exchange-Traded Funds	4,377,604	—	—	4,377,604
Money Market Funds	6,599,017	—	—	6,599,017
Total	$206,218,755	$—	$—	$206,218,755

Davenport Value & Income Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$172,352,250	$—	$—	$172,352,250
Exchange-Traded Funds	8,741,342	—	—	8,741,342
Closed-End Funds	3,492,894	—	—	3,492,894
Money Market Funds	5,604,664	—	—	5,604,664
Total	$190,191,150	$—	$—	$190,191,150

Davenport Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$96,775,031	$—	$—	$96,775,031
Money Market Funds	2,825,594	—	—	2,825,594
Total	$99,600,625	$—	$—	$99,600,625

33

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the securities valued by sector type. As of March 31, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 2 or Level 3 securities or derivative instruments held by the Funds as of March 31, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Repurchase agreements — The Funds may enter into repurchase agreements. The repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into the repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the funds within the Trust based on relative net assets of each fund or the nature of the services performed and the relative applicability to each fund.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of Davenport Core Fund and Davenport Value & Income Fund; and declared and paid annually to shareholders of Davenport Equity Opportunities Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. Dividends and distributions are recorded on the ex-dividend date.

34

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 is as follows:

	Years Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Davenport Core Fund	3/31/13	$1,315,956	$—	$1,315,956
	3/31/12	$1,036,002	$—	$1,036,002
Davenport Value & Income Fund	3/31/13	$3,316,928	$1,962,920	$5,279,848
	3/31/12	$1,593,832	$—	$1,593,832
Davenport Equity Opportunities Fund	3/31/13	$505,327	$1,364,834	$1,870,161
	3/31/12	$163,030	$—	$163,030

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2013:

	Davenport Core Fund	Davenport Value & Income Fund	Davenport Equity Opportunities Fund
Cost of portfolio investments	$147,207,987	$161,144,316	$81,479,572
Gross unrealized appreciation	$59,689,594	$29,613,649	$18,231,524
Gross unrealized depreciation	(678,826)	(566,815)	(110,471)
Net unrealized appreciation	59,010,768	29,046,834	18,121,053
Undistributed ordinary income	11,648	598,977	36,859
Undistributed long-term gains	1,455,477	2,657,623	2,404,795
Total distributable earnings	$60,477,893	$32,303,434	$20,562,707

35

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

The difference between the federal income tax cost and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales and adjustments to basis on public traded partnerships.

During the year ended March 31, 2013, Davenport Core Fund and Davenport Value & Income Fund utilized short-term capital loss carryforwards in the amount of $8,216,252 and $510,828, respectively, to offset current year realized gains.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all applicable open tax years (tax years ended March 31, 2010 through March 31, 2013) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended March 31, 2013, the cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $52,113,492 and $45,242,839, respectively, for Davenport Core Fund; $102,713,211 and $38,444,311, respectively, for Davenport Value & Income Fund; and $53,302,882 and $28,526,903, respectively, for Davenport Equity Opportunities Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Davenport & Company LLC (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% on its average daily net assets up to $25 million, .125% on the next $25 million of such assets and .10% on such assets in excess of $50 million, subject to a minimum monthly fee of $4,000, plus a shareholder recordkeeping fee at the annual rate of $10 per shareholder account in excess of 1,000 accounts. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

36

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds’ shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Trust’s compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate average net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for any reasonable out-of-pocket expenses, if any, incurred in providing these services.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $ 1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting for any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of the Fund’s portfolio would be adversely affected. As of March 31, 2013, Davenport Equity Opportunities Fund had 30.9% and 28.0% of the value of its net assets invested in stocks within the Financials sector and Consumer Discretionary sector, respectively.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

37

THE DAVENPORT FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

38

THE DAVENPORT FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Davenport Core Fund,
The Davenport Value & Income Fund, and
The Davenport Equity Opportunities Fund a series of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Davenport Core Fund, The Davenport Value & Income Fund, and The Davenport Equity Opportunities Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Williamsburg Investment Trust at March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or period in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 24, 2013

39

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee and President	Since November 1997
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	I. Lee Chapman, IV	One James Center 901 E. Cary Street Richmond, VA	1971	Vice President	Since November 2010
	George L. Smith, III	One James Center 901 E. Cary Street Richmond, VA	1976	Vice President	Since February 2011
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

40

THE DAVENPORT FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS
(Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly IV is Senior Vice President and Portfolio Manager of the Adviser.

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and International Shipholding Corporation (cargo transportation).

I. Lee Chapman, IV is President and Portfolio Manager of the Adviser.

George L. Smith, III is Senior Vice President and Chief Executive Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

41

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2012 through March 31, 2013).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

42

THE DAVENPORT FUNDS
YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

Davenport Core Fund	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,109.40	$5.00
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.19	$4.78

*
Expenses are equal to Davenport Core Fund’s annualized expense ratio of 0.95% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Davenport Value & Income Fund	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,127.90	$4.99
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.24	$4.73

*
Expenses are equal to Davenport Value & Income Fund’s annualized expense ratio of 0.94% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Davenport Equity Opportunities Fund	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,175.90	$5.37
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.00	$4.99

*
Expenses are equal to Davenport Equity Opportunities Fund’s annualized expense ratio of 0.99% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

43

THE DAVENPORT FUNDS
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-281-3217, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. These filings are available upon request by calling 1-800-281-3217. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A complete listing of portfolio holdings for the Funds is updated daily and can be reviewed at the Funds’ website at http://www.investdavenport.com.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2013. During the year ended March 31, 2013, Davenport Value & Income Fund and Davenport Equity Opportunities Fund paid a long-term capital gain distribution of $1,962,920 and $1,364,834, respectively. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Davenport Core Fund, Davenport Value & Income Fund and Davenport Equity Opportunities Fund intend to designate up to a maximum amount of $1,315,956, $3,316,928 and $505,327, respectively, as taxed at a maximum rate of 15%. For the fiscal year ended March 31, 2013, 100% of the dividends paid from ordinary income by the Funds qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2013 1099-DIV.

44

THE DAVENPORT FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 26, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of Davenport Core Fund, the Davenport Value & Income Fund and the Davenport Equity Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approval.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the fact that all of the Funds’ portfolio trades were executed by the Adviser at no cost to the Funds. In evaluating each Fund’s advisory fees, the Trustees took into account the complexity and quality of the investment management of the Fund.

45

THE DAVENPORT FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

Based upon their review of this information, the Independent Trustees concluded that: (i) based on the performance of each of the Funds, the Adviser’s demonstrated commitment to long-term investing and its team-oriented management approach, the Adviser has provided quality services to the Funds; (ii) although the advisory fees payable by each Fund to the Adviser are in the higher range of fees for other comparably managed funds, the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser and the resources that are dedicated to its investment process; (iii) the total operating expense ratio of each Fund is lower than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser has further benefited the Funds’ shareholders by executing portfolio transactions at no cost to the Funds; and (v) the level of the Adviser’s profitability with respect to its management of the Funds is reasonable.

Given the current size of the Funds, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue the Investment Advisory Agreements without modification to its terms, including the fees charged for services thereunder.

46

THE DAVENPORT FUNDS

Investment Adviser
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
1-800-281-3217

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public
Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Officers
John P. Ackerly, IV, President
I. Lee Chapman, IV, Vice President
George L. Smith, III, Vice President

Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, VA 23219

Member: NYSE • SIPC

Toll Free: (800) 846-6666
www.investdavenport.com

Annual Report March 31, 2013 No-Load Funds

Letter to Shareholders	May 6, 2013

We are pleased to report on your Funds and their investments for the annual period ended March 31, 2013. The past year gave us plenty to ponder and be concerned with, from European sovereign debt issues to the U.S. Presidential election to the fiscal cliff. The Flippin, Bruce & Porter Funds produced attractive returns this past year, so we will discuss the major factors that affected these results and also update you on recent changes to the Funds’ portfolios.

Economic and Market Update
Despite dire warnings of coming economic implosion caused by the fiscal cliff and sequestration, the U.S. economy and stock market plowed ahead to begin 2013. In actuality, the market did more than just move forward, it spiked up with the S&P 500 Index generating a double-digit gain during the quarter ended March 31, 2013. Since bottoming shortly after the election in November, the market rallied almost 17% through March 31, and most major indexes hit new all-time high levels during this final quarter of the Funds’ fiscal year.

Calendar 2013 began with much hand wringing due to the inability of Congress and the President to agree on several key tax and spending issues. At the final hour a compromise was reached, which proved to be more favorable than expected on several fronts. For example, most taxpayers will see no increase in dividend and capital gains tax rates, and the increase for the highest earners will be modest. The equivalent treatment for dividends and capital gains suggests that corporate managements will likely allocate significant portions of free cash flow toward increasing dividends over time. Rising dividend levels should ultimately attract investor capital and lead to continued support for stock prices. The expiration of the payroll tax break probably had the most negative impact on the economy but this will likely be temporary. We believe the U.S. economy has the potential for stronger long-term economic growth than most forecast. This outlook is driven by improvement in domestic housing and autos, the ongoing development of North American energy resources, and a resurgence in U.S. manufacturing. We believe the markets are gradually recognizing this potential.

However, instability in Europe remains among the largest risks to the U.S. economy and markets in general. The sovereign debt crisis that has swept across the continent over the last few years recently settled on Cyprus. The tiny island nation’s banking system was the latest to seek bailout assistance from the European Union. The stiff penalties originally proposed by the EU were rejected by the populace. This caused fear that the economy would collapse and that Cyprus would be forced to exit the EU, thereby destabilizing the euro-zone. Near quarter-end, terms for a bailout were reached but the banking/debt crisis there remained uncertain. While the U.S. is far from a crisis point regarding its government debt levels, the situation in Europe should serve as a warning to policy makers here that eventually budget deficits and debt loads must be addressed.

The stock market over the past year was strong, however as previously discussed, most of the return occurred this past quarter. Merger and acquisition activity heated up with several deals announced recently including the AMR and US Airways merger, the Office Depot and Office Max combination and the Heinz acquisition by Berkshire Hathaway. Additionally, leveraged buyout discussions have been on the rise, most notably at Dell where founder Michael Dell and various private equity partners have proposed taking the company private, albeit at a level that would not generate a boost to the stock price.

1

FBP Equity & Dividend Plus Fund Review
The FBP Equity & Dividend Plus Fund performed well versus the S&P 500 Index during the quarter ended March 31, 2013 and for the trailing 12 months. The Fund was up 14.47% for the quarter and 16.19% for the fiscal year, while the S&P 500 Index was up 10.61% for the quarter and 13.96% for the fiscal year. Demand by investors for dividend paying stocks continues to be strong and certainly was a contributing factor to the Fund’s positive returns. Performance was also driven by positive attribution from the Industrials, Information Technology and Materials sectors. Avery Dennison and Philips Electronics in the Industrials sector, Dell and Computer Sciences in Information Technology, as well as Consumer Discretionary stocks H&R Block and Best Buy were strong contributors. The Consumer Discretionary, Energy and Financials sectors were laggards, even though they produced positive returns for the full year. Supervalu, which underperformed this past year, was sold after a private equity firm made a bid for the company. We have made several other recent changes. The Fund added new positions in Norfolk Southern, DuPont, Occidental Petroleum, Dell, Sonoco Products and Prudential Financial. We are optimistic about both the dividend growth opportunity and capital appreciation potential for each of these companies given our economic outlook and their attractive valuations. Also, holdings of Lockheed Martin, Kimberly Clark, Bemis, and Eli Lilly were sold from the Fund due to less attractive valuation levels following price appreciation over the course of the year. Going forward, we will continue to look for investments in quality companies where we believe the opportunity for dividend growth as well as appreciation potential will prove rewarding for investors.

The Fund’s valuation characteristics are attractive compared to the overall market and the portfolio offers an above average dividend yield. With interest rates remaining low, we believe investors will continue to be attracted to stocks with high dividend yields, especially if these companies also have the potential to raise dividends in the future. In our view, this dynamic should lead to continued attractive total return performance from stocks that exhibit both of these characteristics

FBP Appreciation & Income Opportunities Fund Review
The FBP Appreciation & Income Opportunities Fund also produced positive results, returning 11.69% for the quarter and 12.51% for the fiscal year, while the S&P 500 Index was up 10.61% for the quarter and 13.96% for the fiscal year. The returns from the equity portion of the Fund were well ahead of the S&P 500 Index for both periods, therefore the Fund’s equity allocation was additive to the strong returns. Performance was also driven by positive attribution from the Industrials, Information Technology and Financials sectors and from significant recoveries in the prices of a number of stocks that lagged the market in 2012 including Hewlett- Packard, Dell and Avon Products. H&R Block also performed well, and we used strength in the stock to reduce our weightings. We eliminated the Fund’s holding in Northrop Grumman and reduced the holding in Lockheed Martin given the likelihood that defense spending would be trimmed this year, either through sequestration in March or through a negotiated plan by Congress. Macy’s, Kimberly Clark and KB Home were sold after very nice price appreciation. Supervalu, which underperformed this past year, was sold after a private equity firm made a bid for the company. Following last year’s Presidential election, the market did experience a modest pullback providing an opportunity for the Fund to purchase several additional securities including Norfolk Southern, Sonoco Products, AT&T, People’s United Financial and Occidental Petroleum. We believe these companies are well-managed entities trading at attractive valuations and paying above average dividend yields. Also, most of these stocks possess some economic sensitivity and are likely to perform well as economic growth continues. We also added new positions in Apple and Capital One during the first calendar quarter of 2013. Although their stock prices were temporarily depressed, we believed their strong market positions and solid balance sheets created good long-term investment opportunities.

2

As we have discussed in past letters, the fixed income portion of the Fund is positioned in a defensive manner, anticipating that higher interest rates in the future would lead to disappointing fixed income returns. While for the full year the Fund did not see the benefit of that strategy, we believe that today’s very low level of interest rates does not provide an attractive risk / reward trade-off. Our concern is not what will happen quarter to quarter, but what will happen with interest rates long term if either the economy displays more strength or inflation begins to become more apparent.

In conclusion, we remain positive about the direction of the economy and stock market over the longer term, however we acknowledge that the recent upward trajectory of the market is likely due for a pause. Valuations do not appear excessive from a historical perspective with the S&P 500 Index trading at 13.6 times forward earnings, especially when compared to the current level of interest rates. Some of the defensive sectors, such as Consumer Staples and Utilities seem to be elevated in valuation compared to the past few years. Therefore increased volatility over the coming months combined with a market correction would not be a surprise and would most likely provide additional investment opportunities.

We want to thank you for your support and trust that you show by being a shareholder with us. Be assured we will continue to work diligently on your behalf. Please visit our website at www.fbpfunds.com for information on your Funds and the investment philosophy and process we utilize to achieve their investment objectives.

John T. Bruce, CFA
President - Portfolio Manager
May 6, 2013

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown. Updated performance information, current through the most recent month-end, is available by contacting the Funds at 1-866-738-1127.

This report is submitted for the general information of the shareholders of the Funds. It reflects our views, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.fbpfunds.com or call the Funds at 1-866-738-1127. This report is not authorized for distribution to prospective investors in the Funds unless accompanied by a current prospectus. Distributed by Ultimus Fund Distributors, LLC.

3

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited)

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500® Index, an unmanaged index of 500 large common stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

4

THE FLIPPIN, BRUCE & PORTER FUNDS COMPARATIVE PERFORMANCE CHARTS (Unaudited) (Continued)

Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	5 Years	10 Years
FBP Equity & Dividend Plus Fund	16.19%	2.04%	5.91%
FBP Appreciation & Income Opportunities Fund	12.51%	4.03%	6.13%
Standard & Poor’s 500® Index	13.96%	5.81%	8.53%
Consumer Price Index	1.99%	1.86%	2.48%

(a)
Total returns are a measure of the change in value of an investment in the Funds over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Funds. Returns do not reflect the deduction of taxes a shareholder would pay on the Funds’ distributions or the redemption of Fund shares.

5

FBP EQUITY & DIVIDEND PLUS FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

General Information			Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$21.67
Total Net Assets (Millions)	$22.6
Current Expense Ratio	1.07%
Portfolio Turnover	32%
Fund Inception Date	7/30/1993

Stock Characteristics	FBP Equity & Dividend Plus Fund	S&P 500® Index
Number of Stocks	47	500
Weighted Avg Market Capitalization (Billions)	$85.5	$106.1
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	11.5	13.6
Price-to-Book Value	1.9	2.3

Sector Diversification vs. the S&P 500® Index

Ten Largest Equity Holdings	% of Net Assets
Johnson & Johnson	3.8%
JPMorgan Chase & Company	3.6%
ConAgra Foods, Inc.	3.3%
Computer Sciences Corporation	3.3%
ConocoPhillips	3.2%
PepsiCo, Inc.	3.1%
Avery Dennison Corporation	3.1%
Royal Dutch Shell plc - Class A - ADR	3.0%
Chevron Corporation	3.0%
3M Company	3.0%

6

FBP APPRECIATION & INCOME OPPORTUNITIES FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

General Information		Asset Allocation (% of Net Assets)
Net Asset Value Per Share	$17.16
Total Net Assets (Millions)	$36.8
Current Expense Ratio	1.00%
Portfolio Turnover	15%
Fund Inception Date	7/3/1989

Common Stock Portfolio (75.0% of Fund)
Number of Stocks	56
Weighted Avg Market Capitalization ( Billions )	$82.4
Price-to-Earnings Ratio (Bloomberg 1 Yr. Forecast EPS)	10.9
Price-to-Book Value	1.6

Ten Largest Equity Holdings	% of Net Assets
Johnson & Johnson	2.8%
JPMorgan Chase & Company	2.7%
Bank of America Corporation	2.3%
Cisco Systems, Inc.	2.3%
Microsoft Corporation	2.3%
Pfizer, Inc.	2.2%
MetLife, Inc.	2.1%
ConocoPhillips	2.0%
Royal Dutch Shell plc - Class A - ADR	1.9%
Sealed Air Corporation	1.9%

Five Largest Sectors	% of Net Assets
Financials	15.4%
Information Technology	12.0%
Industrials	9.9%
Energy	9.6%
Consumer Staples	6.8%

Fixed-Income Portfolio (12.2% of Fund)
Number of Fixed-Income Securities	7
Average Quality	BBB+
Average Weighted Maturity	1.6 yrs.
Average Effective Duration	1.6 yrs.

Sector Breakdown	% of Net Assets
Financials	5.7%
Industrials	3.6%
Information Technology	2.1%
Municipal Bonds	0.8%

7

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 99.0%	Shares	Value
Consumer Discretionary — 6.6%
Best Buy Company, Inc.	17,000	$376,550
H&R Block, Inc. (a)	10,000	294,200
Kohl's Corporation (a)	9,000	415,170
Staples, Inc.	30,000	402,900
		1,488,820
Consumer Staples — 13.3%
Avon Products, Inc. (a)	15,000	310,950
Coca-Cola Company (The)	5,000	202,200
ConAgra Foods, Inc. (a)	21,000	752,010
PepsiCo, Inc.	8,800	696,168
Procter & Gamble Company (The)	8,500	655,010
Sysco Corporation	11,000	386,870
		3,003,208
Energy — 10.7%
Chevron Corporation	5,700	677,274
ConocoPhillips	12,200	733,220
Occidental Petroleum Corporation	4,000	313,480
Royal Dutch Shell plc - Class A - ADR	10,500	684,180
		2,408,154
Financials — 15.1%
Bank of Hawaii Corporation (a)	6,000	304,860
Bank of New York Mellon Corporation (The) (a)	20,000	559,800
BB&T Corporation	10,000	313,900
JPMorgan Chase & Company	17,000	806,820
Manulife Financial Corporation	20,000	294,400
People's United Financial, Inc.	23,000	309,120
Prudential Financial, Inc.	6,000	353,940
Travelers Companies, Inc. (The) (a)	5,501	463,130
		3,405,970
Health Care — 8.8%
Johnson & Johnson	10,400	847,912
Merck & Company, Inc.	12,800	566,144
Pfizer, Inc.	20,000	577,200
		1,991,256
Industrials — 14.4%
3M Company (a)	6,300	669,753
Avery Dennison Corporation (a)	16,000	689,120
Emerson Electric Company	8,300	463,721
General Electric Company	20,000	462,400
Koninklijke Philips Electronics N.V. - ADR	14,400	425,520
Norfolk Southern Corporation (a)	3,600	277,488
R.R. Donnelley & Sons Company	21,000	253,050
		3,241,052

8

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 99.0% (Continued)	Shares	Value
Information Technology — 15.7%
Applied Materials, Inc.	30,000	$404,400
Cisco Systems, Inc.	24,800	518,568
Computer Sciences Corporation (a)	15,000	738,450
Dell, Inc.	22,300	319,559
Hewlett-Packard Company	25,000	596,000
Intel Corporation	16,000	349,600
Microsoft Corporation	21,500	615,115
		3,541,692
Materials — 6.8%
E.I. du Pont de Nemours and Company	5,000	245,800
Nucor Corporation (a)	10,000	461,500
Sealed Air Corporation	20,000	482,200
Sonoco Products Company	10,000	349,900
		1,539,400
Telecommunication Services — 2.1%
AT&T, Inc.	13,000	476,970

Utilities — 5.5%
American Electric Power Company, Inc. (a)	8,000	389,040
FirstEnergy Corporation	9,000	379,800
PPL Corporation	15,300	479,043
		1,247,883

Total Common Stocks (Cost $17,618,655)		$22,344,405

MONEY MARKET FUNDS — 2.0%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $452,863)	452,863	$452,863

Total Investments at Value — 101.0% (Cost $18,071,518)		$22,797,268

Liabilities in Excess of Other Assets — (1.0%)		(227,304)

Net Assets — 100.0%		$22,569,964

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	The rate shown is the 7-day effective yield as of March 31, 2013.

See accompanying notes to financial statements.

9

FBP EQUITY & DIVIDEND PLUS FUND SCHEDULE OF OPEN OPTION CONTRACTS March 31, 2013
COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
3M Company,
04/20/2013 at $100	35	$22,225	$8,679
American Electric Power Company, Inc.,
05/18/2013 at $45	50	19,000	7,099
Avery Dennison Corporation,
07/20/2013 at $35	65	59,150	12,478
Avon Products, Inc.,
07/20/2013 at $20	150	24,150	29,546
Bank of Hawaii Corporation,
10/19/2013 at $50	60	13,800	13,220
Bank of New York Mellon Corporation (The),
06/22/2013 at $27	86	13,416	8,770
Computer Sciences Corporation,
06/22/2013 at $40	50	49,500	9,617
Computer Sciences Corporation,
06/22/2013 at $45	50	28,000	8,349
Computer Sciences Corporation,
01/18/2014 at $35	50	76,000	13,599
ConAgra Foods, Inc.,
06/22/2013 at $30	98	58,800	9,994
H&R Block, Inc.,
07/20/2013 at $25	100	48,000	14,395
Kohl's Corporation,
04/20/2013 at $60	45	225	8,189
Norfolk Southern Corporation,
01/18/2014 at $85	36	8,280	7,096
Nucor Corporation,
07/20/2013 at $49	45	4,590	7,739
Travelers Companies, Inc. (The),
07/20/2013 at $78	55	41,250	11,235
		$466,386	$170,005

See accompanying notes to financial statements.

10

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 75.0%	Shares	Value
Consumer Discretionary — 3.8%
Best Buy Company, Inc. (a)	18,000	$398,700
H&R Block, Inc. (a)	5,000	147,100
Kohl's Corporation	9,500	438,235
Staples, Inc.	31,000	416,330
		1,400,365
Consumer Staples — 6.8%
Archer-Daniels-Midland Company	16,000	539,680
Avon Products, Inc.	24,000	497,520
CVS Caremark Corporation	9,000	494,910
PepsiCo, Inc.	4,200	332,262
Walgreen Company (a)	6,000	286,080
Wal-Mart Stores, Inc.	4,500	336,735
		2,487,187
Energy — 9.6%
Baker Hughes, Inc. (a)	11,000	510,510
Chevron Corporation	5,000	594,100
ConocoPhillips	12,500	751,250
Devon Energy Corporation	11,000	620,620
Occidental Petroleum Corporation	4,200	329,154
Royal Dutch Shell plc - Class A - ADR	11,000	716,760
		3,522,394
Financials — 15.4%
Bank of America Corporation	69,000	840,420
Bank of New York Mellon Corporation (The)	20,000	559,800
Capital One Financial Corporation	4,000	219,800
Comerica, Inc.	13,000	467,350
JPMorgan Chase & Company	21,000	996,660
Lincoln National Corporation	20,000	652,200
Manulife Financial Corporation	24,000	353,280
MetLife, Inc.	20,000	760,400
People's United Financial, Inc.	18,000	241,920
Travelers Companies, Inc. (The)	7,000	589,330
		5,681,160
Health Care — 6.6%
Johnson & Johnson	12,500	1,019,125
Merck & Company, Inc.	14,000	619,220
Pfizer, Inc.	28,000	808,080
		2,446,425
Industrials — 9.9%
Avery Dennison Corporation	14,500	624,515
FedEx Corporation (a)	5,400	530,280
General Electric Company	17,000	393,040
Ingersoll-Rand plc (a)	9,500	522,595
Koninklijke Philips Electronics N.V. - ADR	16,000	472,800
Lockheed Martin Corporation	4,400	424,688
Masco Corporation (a)	6,500	131,625

11

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 75.0% (Continued)	Shares	Value
Industrials — 9.9% (Continued)
Norfolk Southern Corporation (a)	4,000	$308,320
R.R. Donnelley & Sons Company	20,000	241,000
		3,648,863
Information Technology — 12.0%
Apple, Inc.	600	265,578
Cisco Systems, Inc.	40,000	836,400
Computer Sciences Corporation (a)	10,000	492,300
Dell, Inc.	35,000	501,550
Flextronics International Ltd. (b)	35,000	236,600
Hewlett-Packard Company (a)	29,000	691,360
Intel Corporation	10,000	218,500
Microsoft Corporation	29,000	829,690
Western Union Company (The)	23,000	345,920
		4,417,898
Materials — 6.3%
E.I. du Pont de Nemours and Company	12,000	589,920
Martin Marietta Materials, Inc. (a)	2,500	255,050
Nucor Corporation (a)	8,000	369,200
Sealed Air Corporation	29,000	699,190
Sonoco Products Company	12,000	419,880
		2,333,240
Telecommunication Services — 1.5%
AT&T, Inc.	15,000	550,350

Utilities — 3.1%
American Electric Power Company, Inc.	10,000	486,300
FirstEnergy Corporation	5,000	211,000
PPL Corporation	14,000	438,340
		1,135,640

Total Common Stocks (Cost $20,545,032)		$27,623,522

CORPORATE BONDS — 11.4%	Par Value	Value
Financials — 5.7%
American Express Company, 4.875%, due 07/15/2013	$750,000	$759,377
Berkley (W.R.) Corporation, 5.60%, due 05/15/2015	750,000	809,793
Prudential Financial, Inc., 3.00%, due 05/12/2016	500,000	528,571
		2,097,741
Industrials — 3.6%
Eaton Corporation, 5.95%, due 03/20/2014	750,000	787,637
Equifax, Inc., 4.45%, due 12/01/2014	500,000	526,419
		1,314,056
Information Technology — 2.1%
Analog Devices, Inc., 5.00%, due 07/01/2014	750,000	790,884

Total Corporate Bonds (Cost $4,044,577)		$4,202,681

12

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF INVESTMENTS (Continued)
MUNICIPAL BONDS — 0.8%	Par Value	Value
Wise Co., Virginia, Industrial Dev. Authority, Revenue,
1.70%, due 02/01/2017 (Cost $298,458)	$300,000	$297,861

MONEY MARKET FUNDS — 13.3%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c)	3,462,898	$3,462,898
First American Government Obligations Fund, 0.02% (c)	1,419,023	1,419,023
Total Money Market Funds (Cost $4,881,921)		$4,881,921

Total Investments at Value — 100.5% (Cost $29,769,988)		$37,005,985

Liabilities in Excess of Other Assets — (0.5%)		(180,883)

Net Assets — 100.0%		$36,825,102

ADR - American Depositary Receipt.

(a)	Security covers a written call option.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of March 31, 2013.

See accompanying notes to financial statements.

13

FBP APPRECIATION & INCOME OPPORTUNITIES FUND SCHEDULE OF OPEN OPTION CONTRACTS March 31, 2013
COVERED CALL OPTIONS	Option Contracts	Value of Options	Premiums Received
Baker Hughes, Inc.,
01/18/2014 at $50	20	$5,940	$4,040
Best Buy Company, Inc.,
01/18/2014 at $18	30	16,200	3,209
Computer Sciences Corporation,
01/18/2014 at $35	50	76,000	13,599
FedEx Corporation,
01/18/2014 at $110	28	8,372	12,235
H&R Block, Inc.,
07/20/2013 at $25	50	24,000	6,850
Hewlett-Packard Company,
01/18/2014 at $20	50	24,800	6,599
Ingersoll-Rand plc,
01/18/2014 at $58	25	9,000	5,799
Martin Marietta Materials, Inc.,
07/20/2013 at $95	25	25,250	14,674
Masco Corporation,
07/20/2013 at $18	65	19,175	10,410
Norfolk Southern Corporation,
01/18/2014 at $85	40	9,200	7,884
Nucor Corporation,
07/20/2013 at $49	40	4,080	6,879
Walgreen Company,
10/19/2013 at $47	60	18,000	11,220
		$240,017	$103,398

See accompanying notes to financial statements.

14

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2013
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
ASSETS
Investments in securities:
At acquisition cost	$18,071,518	$29,769,988
At value (Note 2)	$22,797,268	$37,005,985
Cash	14,570	25,917
Dividends and interest receivable	39,139	90,793
Receivable for investment securities sold	246,143	293,347
Receivable for capital shares sold	819	—
Other assets	5,693	4,028
TOTAL ASSETS	23,103,632	37,420,070

LIABILITIES
Covered call options, at value (Notes 2 and 5) (premiums received $170,005 and $103,398, respectively)	466,386	240,017
Distributions payable	3,546	16,314
Payable for investment securities purchased	32,518	286,146
Payable for capital shares redeemed	358	8,783
Accrued investment advisory fees (Note 4)	9,860	20,893
Payable to administrator (Note 4)	5,200	5,200
Other accrued expenses	15,800	17,615
TOTAL LIABILITIES	533,668	594,968

NET ASSETS	$22,569,964	$36,825,102

Net assets consist of:
Paid-in capital	$19,616,441	$28,849,069
Undistributed (distributions in excess of) net investment income	442	(50,309)
Accumulated net realized gains (losses) from security transactions	(1,476,288)	926,964
Net unrealized appreciation (depreciation) on:
Investments	4,725,750	7,235,997
Option contracts	(296,381)	(136,619)
Net assets	$22,569,964	$36,825,102

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,041,495	2,145,935

Net asset value, offering price and redemption price per share (Note 2)	$21.67	$17.16

See accompanying notes to financial statements.

15

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2013
	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
INVESTMENT INCOME
Dividends	$768,537	$815,951
Foreign withholding taxes on dividends	(11,831)	(10,816)
Interest	30	181,145
TOTAL INVESTMENT INCOME	756,736	986,280

EXPENSES
Investment advisory fees (Note 4)	152,606	243,559
Administration fees (Note 4)	50,000	51,407
Professional fees	19,218	20,818
Registration and filing fees	14,681	10,048
Trustees’ fees and expenses (Note 4)	9,275	9,275
Compliance service fees (Note 4)	8,400	8,400
Custodian and bank service fees	7,264	8,140
Printing of shareholder reports	5,847	4,018
Postage and supplies	5,525	4,297
Insurance expense	2,128	3,396
Other expenses	5,838	7,498
TOTAL EXPENSES	280,782	370,856
Fees voluntarily waived by the Adviser (Note 4)	(47,512)	(22,915)
NET EXPENSES	233,270	347,941

NET INVESTMENT INCOME	523,466	638,339

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from:
Security transactions	519,446	1,954,011
Option contracts (Note 5)	43,281	82,796
Net realized gains from in-kind redemptions (Note 2)	—	149,541
Net change in unrealized appreciation/depreciation on:
Investments	2,435,149	1,160,720
Option contracts (Note 5)	(272,339)	(84,990)

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	2,725,537	3,262,078

NET INCREASE IN NET ASSETS FROM OPERATIONS	$3,249,003	$3,900,417

See accompanying notes to financial statements.

16

THE FLIPPIN, BRUCE & PORTER FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$523,466	$290,846	$638,339	$699,369
Net realized gains from:
Security transactions	519,446	710,636	1,954,011	313,845
Option contracts (Note 5)	43,281	91,660	82,796	181,782
Net realized gains from in-kind redemptions (Note 2)	—	543,794	149,541	1,339,904
Net change in unrealized appreciation/depreciation on:
Investments	2,435,149	(3,400,204)	1,160,720	(3,357,018)
Option contracts (Note 5)	(272,339)	(44,343)	(84,990)	(65,994)
Net increase (decrease) in net assets from operations	3,249,003	(1,807,611)	3,900,417	(888,112)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(520,286)	(301,039)	(665,559)	(781,190)
From net realized gains from security transactions	—	—	(626,479)	—
Decrease in net assets from distributions to shareholders	(520,286)	(301,039)	(1,292,038)	(781,190)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,432,990	1,455,754	1,092,453	747,647
Net asset value of shares issued in reinvestment of distributions to shareholders	504,248	290,667	1,171,415	678,317
Payments for shares redeemed	(5,289,545)	(3,850,963)	(7,567,218)	(6,642,892)
Net decrease in net assets from capital share transactions	(3,352,307)	(2,104,542)	(5,303,350)	(5,216,928)

TOTAL DECREASE IN NET ASSETS	(623,590)	(4,213,192)	(2,694,971)	(6,886,230)

NET ASSETS
Beginning of year	23,193,554	27,406,746	39,520,073	46,406,303
End of year	$22,569,964	$23,193,554	$36,825,102	$39,520,073

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$442	$(2,738)	$(50,309)	$(47,419)

CAPITAL SHARE ACTIVITY
Shares sold	74,836	78,890	68,122	48,776
Shares reinvested	26,081	16,156	75,820	45,367
Shares redeemed	(273,612)	(204,844)	(491,200)	(439,158)
Net decrease in shares outstanding	(172,695)	(109,798)	(347,258)	(345,015)
Shares outstanding at beginning of year	1,214,190	1,323,988	2,493,193	2,838,208
Shares outstanding at end of year	1,041,495	1,214,190	2,145,935	2,493,193

See accompanying notes to financial statements.

17

FBP EQUITY & DIVIDEND PLUS FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$19.10	$20.70	$19.42	$12.02	$20.99

Income (loss) from investment operations:
Net investment income	0.47	0.23	0.15	0.12	0.27
Net realized and unrealized gains (losses) on investments	2.56	(1.59)	1.27	7.41	(8.98)
Total from investment operations	3.03	(1.36)	1.42	7.53	(8.71)

Less distributions:
Dividends from net investment income	(0.46)	(0.24)	(0.14)	(0.13)	(0.26)

Net asset value at end of year	$21.67	$19.10	$20.70	$19.42	$12.02

Total return (a)	16.19%	(6.49% )	7.40%	62.84%	(41.78% )

Net assets at end of year (000’s)	$22,570	$23,194	$27,407	$28,617	$20,605

Ratio of total expenses to average net assets	1.29%	1.29%	1.19%	1.19%	1.18%

Ratio of net expenses to average net assets (b)	1.07%	1.07%	1.07%	1.07%	1.07%

Ratio of net investment income to average net assets (b)	2.40%	1.24%	0.78%	0.74%	1.59%

Portfolio turnover rate	32%	46%	25%	21%	16%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

18

FBP APPRECIATION & INCOME OPPORTUNITIES FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$15.85	$16.35	$15.49	$10.97	$15.84

Income (loss) from investment operations:
Net investment income	0.29	0.26	0.24	0.27	0.32
Net realized and unrealized gains (losses) on investments	1.61	(0.46)	0.88	4.53	(4.89)
Total from investment operations	1.90	(0.20)	1.12	4.80	(4.57)

Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.26)	(0.28)	(0.30)
Distributions from net realized gains	(0.29)	—	—	—	—
Total distributions	(0.59)	(0.30)	(0.26)	(0.28)	(0.30)

Net asset value at end of year	$17.16	$15.85	$16.35	$15.49	$10.97

Total return (a)	12.51%	(1.13% )	7.35%	44.01%	(29.15% )

Net assets at end of year (000’s)	$36,825	$39,520	$46,406	$45,507	$34,199

Ratio of total expenses to average net assets	1.06%	1.06%	1.03%	1.03%	1.05%

Ratio of net expenses to average net assets (b)	1.00%	1.00%	1.00%	1.00%	1.00%

Ratio of net investment income to average net assets (b)	1.91%	1.71%	1.59%	1.90%	2.36%

Portfolio turnover rate	15%	17%	24%	24%	24%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined after voluntary advisory fee reductions by the Adviser (Note 4).

See accompanying notes to financial statements.

19

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2013

1. Organization

FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund (the “Funds”) are no-load, diversified series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of Williamsburg Investment Trust are not included in this report.

FBP Equity & Dividend Plus Fund seeks to provide above-average and growing income while also achieving long-term growth of capital.

FBP Appreciation & Income Opportunities Fund seeks long term capital appreciation and current income, assuming a moderate level of investment risk.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Call options written by the Funds are valued at the then current market quotation, using the ask price as of the close of each day on the principal exchanges on which they are traded. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities and will be classified as Level 2 within the fair value hierarchy (see below). If a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

20

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – quoted prices in active markets for identical securities

• Level 2 – other significant observable inputs

• Level 3 – significant unobservable inputs

For example, fixed income securities, including corporate bonds and municipal bonds, held by FBP Appreciation & Income Opportunities Fund are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of March 31, 2013 by security type:

FBP Equity & Dividend Plus Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$22,344,405	$—	$—	$22,344,405
Money Market Funds	452,863	—	—	452,863
Total	$22,797,268	$—	$—	$22,797,268

Other Financial Instruments:
Covered Call Options	$(466,386)	$—	$—	$(466,386)
Total	$(466,386)	$—	$—	$(466,386)

FBP Appreciation & Income Opportunities Fund	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$27,623,522	$—	$—	$27,623,522
Corporate Bonds	—	4,202,681	—	4,202,681
Municipal Bonds	—	297,861	—	297,861
Money Market Funds	4,881,921	—	—	4,881,921
Total	$32,505,443	$4,500,542	$—	$37,005,985

Other Financial Instruments:
Covered Call Options	$(240,017)	$—	$—	$(240,017)
Total	$(240,017)	$—	$—	$(240,017)

21

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to each Fund’s Schedule of Investments for a listing of the common stocks and corporate bonds valued by sector type. As of March 31, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities held by the Funds as of March 31, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to its net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Repurchase agreements — Each Fund may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the Fund takes possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
FBP Equity & Dividend Plus Fund	3/31/2013	$520,286	$—	$520,286
	3/31/2012	$301,039	$—	$301,039

FBP Appreciation & Income Opportunities Fund	3/31/2013	$665,559	$626,479	$1,292,038
	3/31/2012	$781,190	$—	$781,190

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Options transactions — When the Funds’ investment adviser believes that individual portfolio securities held by the Funds are approaching the top of the adviser’s growth and price expectations, the Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at

22

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate a Fund’s obligation on a call option, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call option written.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2013:

	FBP Equity & Dividend Plus Fund	FBP Appreciation & Income Opportunities Fund
Tax cost of portfolio investments	$18,071,518	$29,821,848
Gross unrealized appreciation	$5,053,370	$8,035,153
Gross unrealized depreciation	(327,620)	(851,016)
Net unrealized appreciation on investments	4,725,750	7,184,137
Net unrealized depreciation on option contracts	(296,381)	(136,619)
Undistributed ordinary income	3,988	17,865
Capital loss carryforwards	(1,476,288)	—
Undistributed long-term gains	—	926,964
Other temporary differences	(3,546)	(16,314)
Accumulated earnings	$2,953,523	$7,976,033

As of March 31, 2013, the tax cost of written options for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund is $170,005 and $103,398, respectively.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for FBP Appreciation & Income Opportunities Fund is due to certain differences in the recognition of capital gains and losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to differing methods in the amortization of discounts and premiums on fixed income securities.

23

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended March 31, 2013, FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund utilized $551,577 and $147,097, respectively, of short-term capital loss carryforwards to offset current year gains.

As of March 31, 2013, FBP Equity & Dividend Plus Fund had short-term capital loss carryforwards for federal income tax purposes of $1,476,288 which expire on March 31, 2018. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses realized after March 31, 2011 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Therefore, there may be a greater likelihood that all or a portion of the FBP Equity & Dividend Plus Fund’s pre-enactment capital loss carryovers may expire without being utilized.

For the year ended March 31, 2013, FBP Appreciation & Income Opportunities Fund reclassified accumulated net realized gains from security transactions of $24,330 against distributions in excess of net investment income on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

During the year ended March 31, 2013, FBP Appreciation & Income Opportunities Fund realized $149,541 of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund rather than cash). The Fund recognizes a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Fund and are not required to be distributed to shareholders. The Fund has reclassified these amounts against paid-in capital. This reclassification is reflected on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, has no effect on the Fund’s net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2010 through March 31, 2013) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended March 31, 2013, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. Government securities, totaled $6,604,380 and $7,161,299, respectively, for FBP Equity & Dividend Plus Fund and $4,837,685 and $13,548,297, respectively, for FBP Appreciation & Income Opportunities Fund.

24

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
The Funds’ investments are managed by Flippin, Bruce & Porter, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% of its average daily net assets up to $250 million; .65% of the next $250 million of such assets; and .50% of such assets in excess of $500 million.

During the year ended March 31, 2013, the Adviser voluntarily waived $47,512 and $22,915 of its investment advisory fees from FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million, subject to a minimum monthly fee of $4,500. Prior to December 1, 2012, the minimum monthly fee was $4,000. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $16,800 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chariman); and $1,000 for attendance at each meeting for any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.

25

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

5. Derivatives Transactions

Transactions in option contracts written by the Funds during the year ended March 31, 2013 were as follows:

	FBP Equity & Dividend Plus Fund		FBP Appreciation & Income Opportunities Fund
	Option Contracts	Option Premiums	Option Contracts	Option Premiums
Options outstanding at beginning of year	248	$42,758	748	$159,001
Options written	1,290	226,620	773	179,028
Options cancelled in a closing purchase transaction	(80)	(13,795)	(171)	(38,491)
Options expired	(218)	(31,478)	(228)	(57,231)
Options exercised	(265)	(54,100)	(639)	(138,909)
Options outstanding at end of year	975	$170,005	483	$103,398

The location in the Statements of Assets and Liabilities of the Funds’ derivative positions is as follows:

FBP Equity & Dividend Plus Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2013
Covered call options written	Covered call options, at value	—	$(466,386)	$(4,291,095)

FBP Appreciation & Income Opportunities Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March 31, 2013
Covered call options written	Covered call options, at value	—	$(240,017)	$(2,249,880)

The average monthly notional amount of option contracts during the year ended March 31, 2013 was $2,663,806 and $2,403,571 for FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively.

26

THE FLIPPIN, BRUCE & PORTER FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Transactions in derivative instruments during the year ended March 31, 2013 by the Funds are recorded in the following location in the Statements of Operations:

FBP Equity & Dividend Plus Fund

Type of Derivative	Location	Net Realized Gains	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains from option contracts	$43,281	Net change in unrealized appreciation/depreciation on option contracts	$(272,339)

FBP Appreciation & Income Opportunities Fund

Type of Derivative	Location	Net Realized Gains	Location	Change in Unrealized Gains (Losses)
Covered call options written	Net realized gains from option contracts	$82,796	Net change in unrealized appreciation/depreciation on option contracts	$(84,990)

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

27

THE FLIPPIN, BRUCE & PORTER FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund
of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of the FBP Equity & Dividend Plus Fund and the FBP Appreciation & Income Opportunities Fund, (the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Williamsburg Investment Trust at March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 24, 2013

28

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

	Trustee	Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee and President	Since September 1988
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	John M. Flippin	800 Main Street Lynchburg, VA	1942	Vice President	Since September 1988
	R. Gregory Porter III	800 Main Street Lynchburg, VA	1941	Vice President	Since September 1988
	John H. Hanna IV	800 Main Street Lynchburg, VA	1955	Vice President	Since February 2007
	David J. Marshall	800 Main Street Lynchburg, VA	1956	Vice President	Since February 2007
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

29

THE FLIPPIN, BRUCE & PORTER FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC (an investment advisory firm).

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and International Shipholding Corporation (cargo transportation).

John M. Flippin is a Director of the Adviser.

R. Gregory Porter III is a Director of the Adviser.

John H. Hanna IV is a Vice President, Director and member of the Executive Committee of the Adviser.

David J. Marshall is Secretary, Director and member of the Executive Committee of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-800-281-3217.

30

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment return of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2012 through March 31, 2013).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the past five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

31

THE FLIPPIN, BRUCE & PORTER FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

FBP Equity & Dividend Plus Fund

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,152.20	$5.74
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.60	$5.39

*
Expenses are equal to the FBP Equity & Dividend Plus Fund’s annualized expense ratio of 1.07% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

FBP Appreciation & Income Opportunities Fund

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,125.70	$5.30
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.95	$5.04

*
Expenses are equal to the FBP Appreciation & Income Opportunities Fund’s annualized expense ratio of 1.00% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-327-9375. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-327-9375, or on the SEC’s website at http://www.sec.gov.

32

THE FLIPPIN, BRUCE & PORTER FUNDS
FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2013. During the year ended March 31, 2013, FBP Appreciation & Income Opportunities Fund paid a long-term capital gain distribution of $626,479. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund intend to designate up to a maximum amount of $520,286 and $665,559, respectively, as taxed at a maximum rate of 15%. Additionally, for the fiscal year ended March 31, 2013, 100% and 100% of the dividends paid from ordinary income by FBP Equity & Dividend Plus Fund and FBP Appreciation & Income Opportunities Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

33

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 26, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of the FBP Equity & Dividend Plus Fund and the FBP Appreciation and Income Opportunities Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the improvement of each Fund’s one-year performance relative to its benchmark since the previous year’s review, and the services provided to shareholders, the Adviser has provided satisfactory services to the Funds; (ii) although the contractual advisory fee rates for each Fund are in the higher range of fees for comparably managed funds, the Independent Trustees believe the fees to be reasonable given the scope and quality of services provided by the Adviser and the resources it was committed to improve the Funds’

34

THE FLIPPIN, BRUCE & PORTER FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

investment processes; (iii) the total operating expense ratio of each Fund, after fee waivers, is competitive with (and in the case of the FBP Equity & Dividend Plus Fund, lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iv) the Adviser’s decision to cap overall operating expenses of the Funds by voluntarily waiving a portion of its advisory fees has enabled each Fund to increase returns for shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Funds; (v) the Adviser’s profitabllity with respect to the FBP Appreciation & Income Opportunities Fund is reasonable and the Adviser did not realize any profits with respect to its management of the FBP Equity & Dividend Plus Fund. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

35

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Investment Adviser
Flippin, Bruce & Porter, Inc.
800 Main Street, Second Floor
P.O. Box 6138
Lynchburg, Virginia 24505
Toll-Free 1-800-327-9375
www.fbpfunds.com

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
Toll-Free 1-866-738-1127

Custodian
US Bank NA
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Officers
John T. Bruce, President
and Portfolio Manager
John M. Flippin, Vice President
John H. Hanna, IV, Vice President
David J. Marshall, Vice President
R. Gregory Porter, III,
Vice President

Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

THE GOVERNMENT STREET FUNDS No-Load Mutual Funds Annual Report March 31, 2013

The Government Street Equity Fund The Government Street Mid-Cap Fund The Alabama Tax Free Bond Fund

LETTER FROM THE PRESIDENT	May 9, 2013

Dear Fellow Shareholders:

We are enclosing for your review the audited Annual Reports of The Government Street Funds for the year ended March 31, 2013.

The Government Street Equity Fund

The Government Street Equity Fund had a positive 9.93% total return for the fiscal year ended March 31, 2013. By comparison, the S&P 500 Index and the Morningstar Large Blend Equity category were up 13.96% and 12.98%, respectively. The old saying that the “market climbs a wall of worry” has never been more evident. Slow domestic GDP growth expectations, economic disarray in the Eurozone, international military instability, high worldwide unemployment, continued Governmental borrowing and spending, all took a backseat to the positive results of the stock market. A complete recovery of the market lows reached in 2009 from the 2007 peak was exceeded by the S&P 500 Index. While this achievement is important, in the context of market history, it marks one of the slowest recoveries at a total of approximately 38 months elapsed time.

The positive results in equity markets seem to be most logically explained as a by-product, or maybe an intended result, of Federal Reserve policies. The continued stimulus of the Fed by the $85 billion per month purchase of Treasury bonds and mortgage backed securities and resulting lowering of interest rates, continues to push investors into riskier equity assets. The interest rate levels of bonds being equal to or less than income from various equity and equity like products promotes the migration to stocks. At this point, the Fed does not seem to have plans to end the stimulus in the near term.

On the other hand, fiscal policy seems to be prisoner to political gamesmanship. Our nation continues to borrow and spend. The argument between reducing spending and raising taxes seems to be perpetual and partisan. No progress toward an answer creates massive uncertainty for business and personal planning.

So while corporate and personal balance sheets are improving marginally, a fertile environment for growth of capital and personal spending does not have a good foundation. Against such a backdrop, it is difficult to see the soundness of the equity value expansion. Hopefully, since we believe that the stock market is a leading economic indicator, the collective wisdom causing its increasing value is a positive statement on the future.

Previous letters have identified The Government Street Equity Fund’s approach to risk management through diversification into mid and small capitalization companies, international investments, real estate investment trusts, master limited partnerships, etc. That is and will continue to be a basic strategy. Within all categories, broad diversification of individual holdings is maintained. The approach this year is the primary reason for the underperformance of your Fund compared to the S&P 500 Index. However, periodic underperformance of relative return by a diversified portfolio, when compared to any one of its components, is to be expected. That fact is the essential reason for the approach. A narrowly defined investment strategy results in periodic extreme volatility which diversification attempts to avoid. In such an environment as described earlier in this letter, we feel that risk management is extremely important.

The top 10 holdings in The Government Street Equity Fund as of March 31, 2013 were:

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	3.1%
JPMorgan Alerian MLP Index ETN	2.9%
Apple, Inc.	2.7%
MasterCard, Inc. – Class A	2.3%
International Business Machines Corporation	2.2%
Walt Disney Company (The)	2.1%
Colonial Properties Trust	2.1%
Visa, Inc. – Class A	2.0%
Philip Morris International, Inc.	1.9%
ConocoPhillips	1.8%

Exchange-traded funds and exchange-traded notes have continued a prominent role in the Fund’s investment holdings, as evidenced by 2 of the top 10 holdings. Each ETF/ETN represents a composite holding of an extensive number of securities that have some common characteristic.

The Vanguard Mid-Cap ETF represents an investment in over 450 individual securities that meet Vanguard’s definition of mid capitalization corporate equities. The inclusion of this one security in the portfolio provided the Fund with broad diversification that would be impossible to achieve individually in a fund with the total value of The Government Street Equity Fund. The ability to achieve diversification utilizing ETF’s has allowed us an opportunity for managing risk that would be otherwise unattainable. Exchange-traded funds and notes, as a whole, represented 11.5% of your Fund’s net assets as of March 31, 2013.

There were significant individual performances during the fiscal year. The 5 highest returning stocks, held for the entire fiscal year, as measured by the internal rate of return for the entire period were:

Manitowoc Company, Inc.	48.99%
Rayonier, Inc.	47.25%
eBay, Inc.	46.94%
Anheuser-Busch InBev SA/NV - ADR	46.63%
Visa, Inc. - Class A	46.21%

The 5 worst individual stock performances, held for the entire fiscal year, as measured by internal rate of return for the entire period were:

Apache Corporation	-22.58%
Questcor Pharmaceuticals, Inc.	-22.73%
NetApp, Inc.	-23.70%
Elan Corporation plc - ADR	-26.55%
ADTRAN, Inc.	-39.71%

The Fund’s best performing economic sector for the fiscal year was Telecommunication Services, up 31.36%. The second best sector was Consumer Discretionary, up 22.59%. The worst performing sector was Materials, down -10.98.

Note: The investment performances listed for economic sectors and securities in the two preceding paragraphs are extracted from an in-house independent internal rate of return computation by the Advent Axys portfolio accounting system. The calculations are gross investment returns. Total investment returns are for the fiscal year April 1, 2012 through March 31, 2013.

Instead of trying to summarize prospects for the year ahead with new insights, the statement from two years previous still portrays our view. On March 31, 2011 we wrote:

We believe that continued upward movement of markets and economies worldwide are highly dependent on Governments getting their financial balance sheets in order. There has been unparalleled deficit spending around the world. Those economies not directly participating in the credit shortfalls will be indirectly impacted by lower import/export activities brought on by significant debt imposed slowdown. This will occur domestically and internationally as economies have become more highly correlated in their economic cycles.

In response to this perceived scenario, risk management takes precedent over return pursuits in the near term. Your Fund remains essentially fully invested to capture returns, but highly diversified to mitigate the risks associated with that position.

Additionally, we believe that the Federal Reserve actions have created an exogenous influence that has temporarily offset the ultimately destructive nature of excessive deficit financing. We believe that the future transition to a sound economic scenario will determine the continued retention of current positive performances.

While significant risks exist, we continue to believe that investors have prospects for one of the greatest investment environments for generations. There are over 7 billion people in the world today. (USA population is approximately 320 million) Many of these potential consumers are moving into middle class ranks. In our opinion, the future demand for goods and services is tremendous. Remember that, in our own economy, approximately 60% of GDP is tied to consumers. With the business advantages that the USA enjoys in manufacturing know how, technology, intellectual content, productivity and numerous other characteristics, if the Government will provide a competitive framework for operating, the benefits could be the best ever.

As of March 31, 2013, the Fund’s net assets were $81.7 million, up from $72.3 million at the beginning of the fiscal year; net asset value per share was $53.61 and the ratio of expenses to net average assets was 0.85%. Portfolio turnover rate was 38%. Income dividends of $0.64 per share and capital gains of $1.02 per share were distributed to shareholders during the year.

The Government Street Mid Cap Fund

The Government Street Mid-Cap Fund completed its ninth year on March 31, 2013. The Fund produced a one year return of 13.35% while the Fund’s benchmark, the S&P MidCap 400 Index (the “S&P 400”), produced a one year return of 17.83%.

The S&P 400 is an index maintained by the Standard & Poor’s Index Committee that selects companies with market capitalizations between $1 billion and $4.4 billion. The goal of the index is to identify companies that represent the risk and reward characteristics of mid-sized companies. The top performing sectors in the S&P 400 were Consumer Staples and Utilities. The weakest sector in the S&P 400 was Information Technology which was up only 3% over the past year. The Government Street Mid-Cap Fund underperformed the S&P 400 over the past year due to relative underperformance in Consumer Discretionary stocks and Industrials stocks. The Fund’s portfolio includes ETFs that provide exposure to asset classes not included in the S&P 400 in an attempt to enhance performance through diversification. Some of the biggest individual contributors to the Fund’s performance over the past year were Alliance Data Systems (+25%), Valero Energy (+72%), Jack Henry & Associates (+34%) and Jarden Corporation (+40%).

See the table below for information on how the Fund’s average annual total returns compare to the S&P 400, the S&P 500 Index, and the Russell 2000 Index for 3 year and 5 year periods ended March 31, 2013.

	3 YEARS	5 YEARS
Government Street Mid-Cap Fund	12.92%	8.80%
S&P MidCap 400 Index	15.12%	9.85%
S&P 500 Index	12.67%	5.81%
Russell 2000 Index	13.45%	8.24%

Mid-cap stocks as measured by the S&P 400 have outperformed both large-cap stocks (S&P 500) and small-cap stocks (Russell 2000) over the past year. Over the three, five, ten and fifteen year time periods, mid-cap stocks have also outperformed both large and small capitalization stocks. For the past fifteen years, the S&P 400 has an annualized return of 9.30% as compared to 4.27% for the S&P 500 and 6.04% for the Russell 2000. We believe that mid-cap stocks offer an attractive combination of growth and safety as they have successfully overcome startup challenges yet remain nimble enough to generate stronger growth than large-cap stocks. Over the past fifteen years, mid-cap stocks have generally been able to match the performance of large-cap stocks in down markets, while exceeding large-cap performance in up markets, leading to long-term outperformance.

Since the near-term low reached in November of 2012, the market has been ripping higher with each minor pullback met by aggressive buying. Defensive stocks have led this rally while technology and other cyclicals have lagged. While political stalemate and global debt policies have created the proverbial “wall of worry” for stocks to climb, corporate America has proven to be a good steward by maintaining low debt levels and keeping expenses down. This has resulted in healthy corporate balance sheets and improved earnings. Fortunately we invest in companies as opposed to political candidates and business leaders have proven to be more prudent and forward thinking. But in order for this market to continue to climb there is going to have to be organic growth as opposed to Fed induced risk taking via zero interest rate policy. With GDP at anemic yet positive levels and unemployment still relatively high, the current optimism present in the markets is a bit surprising. The current move appears to have been fueled by Fed policy and investors moving from cash to stocks for fear of missing out. Global growth rates will need to improve for this to continue. As always the near-term is cloudy with compelling data points for and against continued gains, which confirms the case for proper portfolio diversification and long-term planning.

As of March 31, 2013, the net assets of The Government Street Mid-Cap Fund were $45,917,970 and the net asset value per share was $18.26. The portfolio turnover rate for the fiscal year ended March 31, 2013 was 12% and the net expense ratio for the Fund was 1.08%. The total number of holdings was 161 as of March 31, 2013.

The Alabama Tax Free Bond Fund

The municipal bond market was mostly stable during the past twelve months, recovering in the first quarter of 2013 from a modest sell-off at the end of 2012. Yields remain near historically low levels, influenced by continued quantitative easing measures by the Federal Reserve and subdued inflation. We believe the overall health of the municipal bond market is strong despite isolated issues with some local municipalities. Investor demand remains healthy across the maturity range and quality spectrum. Higher income tax rates at the federal level have increased the value of tax exempt income providing further support for the municipal market. Defaults remain rare and most municipalities are addressing tough budget issues and focusing on the longer term problems presented by employee pension obligations. Although there has been much discussion of a rotation out of fixed income securities into common stocks, overall fund flows do not yet signal such movement. In fact, yields in both the U. S. Treasury and municipal bond markets reflect continued healthy demand for fixed income securities.

The Alabama Tax Free Bond Fund continues to maintain a defensive posture, with a focus on short maturities and high quality issues. The duration of the portfolio as of March 31, 2013 remained unchanged from last year at 3.7 years. More than 97% of the portfolio was invested in securities rated A, AA, or AAA by Moody’s or Standard and Poor’s rating agencies.

For the twelve months ended March 31, 2013, the Fund had a return of 1.64% as compared to returns of 1.66% for the Barclays 3-year Municipal Bond Index and 4.41% for the Barclays 7-year Municipal Bond Index. The Alabama Tax Free Bond Fund has a shorter average maturity than the Barclays 7-year Municipal Bond Index and consistently maintains a portfolio of higher rated securities, on average, than those included in the comparable indices. Additionally, the Barclays Indices include zero-coupon bonds as well as bonds that are subject to the alternative minimum tax. The Fund holds neither of these types of securities.

As of March 31, 2013, the weighted average maturity of the portfolio was 4.1 years, unchanged from the end of the last fiscal year. The net assets of the Fund as of March 31, 2013 were $33,264,646 and the net asset value per share was $10.63. The ratio of net investment income to average net assets during the fiscal year was 1.70% and the ratio of net expenses to average net assets was 0.65%.

Thank you for your continued confidence in The Government Street Funds. Please call us if we can be of further service to you.

Very truly yours,

Thomas W. Leavell
President
Leavell Investment Management, Inc.
The Government Street Funds

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.leavellinvestments.com.

THE GOVERNMENT STREET EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	5 Years	10 Years
The Government Street Equity Fund	9.93%	5.46%	7.84%
Standard & Poor’s 500® Index	13.96%	5.81%	8.53%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET MID-CAP FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	5 Years	Since Inception*
The Government Street Mid-Cap Fund	13.35%	8.80%	8.57%
Standard & Poor’s MidCap 400® Index	17.83%	9.85%	9.68%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	Initial public offering of shares was November 17, 2003.

THE ALABAMA TAX FREE BOND FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	5 Years	10 Years
The Alabama Tax Free Bond Fund	1.64%	2.82%	2.72%
Barclays 7-Year Municipal Bond Index	4.41%	6.01%	4.96%
Barclays 3-Year Municipal Bond Index	1.66%	3.33%	3.14%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE GOVERNMENT STREET EQUITY FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Sector Concentration
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	3.1%
JPMorgan Alerian MLP Index ETN	2.9%
Apple, Inc.	2.7%
MasterCard, Inc. - Class A	2.3%
International Business Machines Corporation	2.2%
Walt Disney Company (The)	2.1%
Colonial Properties Trust	2.1%
Visa, Inc. - Class A	2.0%
Philip Morris International, Inc.	1.9%
ConocoPhillips	1.8%

THE GOVERNMENT STREET MID-CAP FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Sector Concentration
(% of Net Assets)

Top Ten Equity Holdings

Security Description	% of Net Assets
Vanguard Mid-Cap ETF	3.0%
JPMorgan Alerian MLP Index ETN	2.7%
iShares Core S&P Mid-Cap ETF	2.3%
SPDR® S&P MIDCAP 400® ETF Trust	2.3%
Guggenheim Mid-Cap Core ETF	2.2%
Stericycle, Inc.	1.7%
Alliance Data Systems Corporation	1.7%
Church & Dwight Company, Inc.	1.5%
Colonial Properties Trust	1.5%
ONEOK, Inc.	1.2%

THE ALABAMA TAX FREE BOND FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Asset Allocation
(% of Net Assets)

Distribution by Rating
Rating	% of Holdings
AAA	9.0%
AA	83.9%
A	4.9%
Not Rated	2.2%

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 85.5%	Shares	Value
Consumer Discretionary — 9.7%
Comcast Corporation - Class A	30,000	$1,260,300
Darden Restaurants, Inc.	11,000	568,480
Home Depot, Inc. (The)	17,500	1,221,150
Johnson Controls, Inc.	18,600	652,302
McDonald's Corporation	7,000	697,830
NIKE, Inc. - Class B	12,000	708,120
Tractor Supply Company	7,000	728,910
Urban Outfitters, Inc. (a)	10,000	387,400
Walt Disney Company (The)	30,000	1,704,000
		7,928,492
Consumer Staples — 10.4%
Altria Group, Inc.	33,000	1,134,870
Anheuser-Busch InBev SA/NV - ADR	11,500	1,144,825
Coca-Cola Company (The)	25,000	1,011,000
Costco Wholesale Corporation	1,500	159,165
Kraft Foods Group, Inc.	8,278	426,565
McCormick & Company, Inc. - Non-Voting Shares	10,000	735,500
Mondelēz International, Inc. - Class A	24,836	760,230
Philip Morris International, Inc.	16,500	1,529,715
Procter & Gamble Company (The)	10,000	770,600
Whole Foods Market, Inc.	9,500	824,125
		8,496,595
Energy — 9.5%
Apache Corporation	2,489	192,051
Chevron Corporation	10,000	1,188,200
ConocoPhillips	24,500	1,472,450
Marathon Oil Corporation	11,000	370,920
Phillips 66	12,250	857,133
Pioneer Natural Resources Company	8,000	994,000
Plains Exploration & Production Company (a)	16,000	759,520
Range Resources Corporation	10,000	810,400
Spectra Energy Corporation	5,000	153,750
TransCanada Corporation	16,000	766,240
Valero Energy Corporation	4,000	181,960
		7,746,624
Financials — 12.5%
Aflac, Inc.	11,065	575,601
American Capital Ltd. (a)	12,990	189,589
American International Group, Inc. (a)	15,000	582,300
Bank of America Corporation	40,000	487,200
Brookfield Asset Management, Inc. - Class A	21,000	766,290
Capital One Financial Corporation	11,000	604,450

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 85.5% (Continued)	Shares	Value
Financials — 12.5% (Continued)
Colonial Properties Trust	75,000	$1,695,750
Cullen/Frost Bankers, Inc.	13,500	844,155
JPMorgan Chase & Company	25,000	1,186,500
Plum Creek Timber Company, Inc.	15,000	783,000
Protective Life Corporation	12,000	429,600
Rayonier, Inc.	13,000	775,710
U.S. Bancorp	15,700	532,701
Wells Fargo & Company	21,500	795,285
		10,248,131
Health Care — 9.7%
Abbott Laboratories	9,000	317,880
AbbVie, Inc.	9,000	367,020
Alexion Pharmaceuticals, Inc. (a)	8,690	800,697
Cardinal Health, Inc.	13,315	554,170
CareFusion Corporation (a)	6,000	209,940
Cerner Corporation (a)	12,000	1,137,000
Elan Corporation plc - ADR (a)	6,500	76,700
Fresenius Medical Care AG & Company KGaA - ADR	12,000	406,320
Gilead Sciences, Inc. (a)	16,000	782,880
Pfizer, Inc.	20,000	577,200
Prothena Corporation plc (a)	158	1,057
Questcor Pharmaceuticals, Inc.	4,000	130,160
Regeneron Pharmaceuticals, Inc. (a)	2,300	405,720
Shire plc - ADR	5,000	456,800
Techne Corporation	10,000	678,500
Waters Corporation (a)	11,100	1,042,401
		7,944,445
Industrials — 8.8%
C.H. Robinson Worldwide, Inc.	3,000	178,380
Caterpillar, Inc.	10,350	900,140
Emerson Electric Company	15,000	838,050
General Dynamics Corporation	15,000	1,057,650
Ingersoll-Rand plc	10,000	550,100
Manitowoc Company, Inc. (The)	14,000	287,840
Norfolk Southern Corporation	10,000	770,800
Quanta Services, Inc. (a)	15,000	428,700
Stericycle, Inc. (a)	7,000	743,260
United Technologies Corporation	15,500	1,448,165
		7,203,085
Information Technology — 16.0%
Accenture plc - Class A	9,500	721,715
Adobe Systems, Inc. (a)	25,000	1,087,750
ADTRAN, Inc.	15,000	294,750

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 85.5% (Continued)	Shares	Value
Information Technology — 16.0% (Continued)
Apple, Inc.	5,005	$2,215,363
Automatic Data Processing, Inc.	12,400	806,248
Broadridge Financial Solutions, Inc.	5,000	124,200
eBay, Inc. (a)	4,000	216,880
Google, Inc. - Class A (a)	1,200	952,836
International Business Machines Corporation	8,500	1,813,050
MasterCard, Inc. - Class A	3,500	1,893,955
NetApp, Inc. (a)	13,000	444,080
TE Connectivity Ltd.	12,000	503,160
Texas Instruments, Inc.	10,000	354,800
Visa, Inc. - Class A	9,500	1,613,480
		13,042,267
Materials — 2.6%
Dow Chemical Company (The)	12,000	382,080
FMC Corporation	4,500	256,635
Freeport-McMoRan Copper & Gold, Inc.	17,932	593,549
Monsanto Company	3,000	316,890
Praxair, Inc.	5,000	557,700
		2,106,854
Telecommunication Services — 2.7%
AT&T, Inc.	17,000	623,730
Telstra Corporation Ltd. - ADR	30,000	707,100
Verizon Communications, Inc.	18,000	884,700
		2,215,530
Utilities — 3.6%
Duke Energy Corporation	20,000	1,451,800
Southern Company (The)	18,000	844,560
Wisconsin Energy Corporation	14,000	600,460
		2,896,820

Total Common Stocks (Cost $42,795,543)		$69,828,843

EXCHANGE-TRADED FUNDS — 8.6%	Shares	Value
EGShares Emerging Markets Consumer ETF	25,000	$664,750
iShares Core S&P Mid-Cap ETF	5,000	575,350
iShares Russell 2000 Index Fund	14,000	1,319,640
Market Vectors Agribusiness ETF	26,000	1,407,900
ProShares Credit Suisse 130/30 ETF	8,000	586,952
Vanguard Mid-Cap ETF	26,900	2,498,741
Total Exchange-Traded Funds (Cost $5,450,381)		$7,053,333

THE GOVERNMENT STREET EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED NOTES — 2.9%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $1,843,715)	52,000	$2,364,960

WARRANTS — 0.0% (b)	Shares	Value
American International Group, Inc., 01/19/2021 at $45 (a) (Cost $13,600)	800	$12,160

COMMERCIAL PAPER — 3.0%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (c), due 04/01/2013 (Cost $2,469,000)	$2,469,000	$2,469,000

MONEY MARKET FUNDS — 0.0% (b)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.09% (d) (Cost $940)	940	$940

Total Investments at Value — 100.0% (Cost $52,573,179)		$81,729,236

Liabilities in Excess of Other Assets — (0.0%) (e)		(40,560)

Net Assets — 100.0%		$81,688,676

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Percentage rounds to less than 0.1%.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	Rate shown is the 7-day effective yield as of March 31, 2013.

(e)	Percentage rounds to greater than (0.1%).

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 81.5%	Shares	Value
Consumer Discretionary — 13.0%
BorgWarner, Inc. (a)	2,800	$216,552
Buffalo Wild Wings, Inc. (a)	2,400	210,072
Chico's FAS, Inc.	7,100	119,280
Coach, Inc.	5,825	291,192
Darden Restaurants, Inc.	2,275	117,572
Dollar Tree, Inc. (a)	4,200	203,406
Family Dollar Stores, Inc.	2,800	165,340
Gildan Activewear, Inc. - Class A	8,600	343,226
Guess?, Inc.	6,075	150,842
Hasbro, Inc.	2,525	110,948
Jarden Corporation (a)	8,475	363,154
John Wiley & Sons, Inc. - Class A	1,800	70,128
Liberty Global, Inc. - Class A (a)	5,125	376,175
Nordstrom, Inc.	3,900	215,397
O'Reilly Automotive, Inc. (a)	4,775	489,676
Panera Bread Company - Class A (a)	1,600	264,384
PetSmart, Inc.	3,500	217,350
PVH Corporation	4,100	437,921
Ross Stores, Inc.	6,000	363,720
Service Corporation International	15,200	254,296
Tiffany & Company	3,475	241,652
True Religion Apparel, Inc.	8,600	224,546
Urban Outfitters, Inc. (a)	5,600	216,944
Vail Resorts, Inc.	1,700	105,944
VF Corporation	1,175	197,106
		5,966,823
Consumer Staples — 3.8%
Church & Dwight Company, Inc.	10,800	698,004
Green Mountain Coffee Roasters, Inc. (a)	650	36,894
Hormel Foods Corporation	12,000	495,840
J.M. Smucker Company (The)	4,700	466,052
Tyson Foods, Inc. - Class A	2,000	49,640
		1,746,430
Energy — 5.7%
Cameron International Corporation (a)	4,010	261,452
Cimarex Energy Company	3,250	245,180
Murphy Oil Corporation	3,740	238,350
Noble Corporation	5,360	204,484
NuStar Energy, L.P.	4,350	232,029
Peabody Energy Corporation	8,200	173,430
Pioneer Natural Resources Company	2,680	332,990
Range Resources Corporation	3,500	283,640

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 81.5% (Continued)	Shares	Value
Energy — 5.7% (Continued)
Schlumberger Ltd.	3,134	$234,705
Ultra Petroleum Corporation (a)	9,900	198,990
Valero Energy Corporation	4,950	225,176
		2,630,426
Financials — 14.7%
Alexander & Baldwin, Inc. (a)	3,000	107,250
Alleghany Corporation (a)	765	302,879
American Financial Group, Inc.	6,600	312,708
Annaly Capital Management, Inc.	12,200	193,858
Arch Capital Group Ltd. (a)	5,650	297,021
Arthur J. Gallagher & Company	6,750	278,842
Axis Capital Holdings Ltd.	5,000	208,100
Bank of Hawaii Corporation	6,000	304,860
Berkley (W.R.) Corporation	6,450	286,186
Colonial Properties Trust	30,000	678,300
Cullen/Frost Bankers, Inc.	4,400	275,132
Eaton Vance Corporation	8,500	355,555
Everest Re Group Ltd.	2,050	266,213
IntercontinentalExchange, Inc. (a)	1,850	301,679
Jones Lang LaSalle, Inc.	2,800	278,348
Kemper Corporation	6,200	202,182
Liberty Property Trust	5,680	225,780
NASDAQ OMX Group, Inc. (The)	9,500	306,850
New York Community Bancorp, Inc.	12,970	186,120
Old Republic International Corporation	21,400	271,994
Potlatch Corporation	6,941	318,314
Rayonier, Inc.	5,250	313,268
SEI Investments Company	10,000	288,500
Westamerica Bancorporation	4,370	198,092
		6,758,031
Health Care — 8.2%
Alexion Pharmaceuticals, Inc. (a)	1,200	110,568
Almost Family, Inc.	1,000	20,430
Bio-Rad Laboratories, Inc. - Class A (a)	2,500	315,000
C.R. Bard, Inc.	1,000	100,780
Cantel Medical Corporation	3,000	90,180
Cerner Corporation (a)	1,700	161,075
Charles River Laboratories International, Inc. (a)	3,000	132,810
Chemed Corporation	1,000	79,980
Computer Programs & Systems, Inc.	1,800	97,398
Covance, Inc. (a)	4,000	297,280
Covidien plc	1,500	101,760
Edwards Lifesciences Corporation (a)	1,000	82,160

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 81.5% (Continued)	Shares	Value
Health Care — 8.2% (Continued)
Ensign Group, Inc. (The)	3,000	$100,200
Fresenius Medical Care AG & Company KGaA - ADR	4,400	148,984
Gilead Sciences, Inc. (a)	300	14,679
Hanger, Inc. (a)	4,000	126,120
Henry Schein, Inc. (a)	2,000	185,100
Illumina, Inc. (a)	1,000	54,000
Intuitive Surgical, Inc. (a)	200	98,238
Life Technologies Corporation (a)	2,891	186,845
Myriad Genetics, Inc. (a)	1,000	25,400
ResMed, Inc.	6,000	278,160
Shire plc - ADR	1,500	137,040
Techne Corporation	4,500	305,325
Teleflex, Inc.	4,000	338,040
Waters Corporation (a)	2,000	187,820
		3,775,372
Industrials — 12.5%
AMETEK, Inc.	1,350	58,536
C.H. Robinson Worldwide, Inc.	5,000	297,300
Deluxe Corporation	5,000	207,000
Donaldson Company, Inc.	12,000	434,280
Engility Holdings, Inc. (a)	500	11,990
Expeditors International of Washington, Inc.	6,000	214,260
Fastenal Company	9,950	510,932
Graco, Inc.	6,000	348,180
Jacobs Engineering Group, Inc. (a)	4,475	251,674
Joy Global, Inc.	2,000	119,040
L-3 Communications Holdings, Inc.	3,000	242,760
Manpower, Inc.	4,000	226,880
Matson, Inc.	3,000	73,800
MSC Industrial Direct Company, Inc. - Class A	5,000	428,900
Pentair Ltd.	2,400	126,600
Snap-on, Inc.	4,275	353,543
SPX Corporation	5,000	394,800
Stericycle, Inc. (a)	7,500	796,350
Timken Company	5,000	282,900
Waste Connections, Inc.	6,000	215,880
WESCO International, Inc. (a)	1,850	134,329
		5,729,934
Information Technology — 13.3%
ADTRAN, Inc.	8,000	157,200
Advent Software, Inc. (a)	8,000	223,760
Alliance Data Systems Corporation (a)	4,710	762,502
Arrow Electronics, Inc. (a)	8,600	349,332

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 81.5% (Continued)	Shares	Value
Information Technology — 13.3% (Continued)
Cognizant Technology Solutions Corporation - Class A (a)	3,000	$229,830
Cree, Inc. (a)	4,820	263,702
Diebold, Inc.	5,000	151,600
DST Systems, Inc.	4,000	285,080
Harris Corporation	6,000	278,040
IAC/InterActiveCorporation	3,000	134,040
Integrated Device Technology, Inc. (a)	10,000	74,700
Jack Henry & Associates, Inc.	9,000	415,890
Lam Research Corporation (a)	6,000	248,760
Linear Technology Corporation	6,000	230,220
Microchip Technology, Inc.	5,000	183,800
National Instruments Corporation	12,000	393,000
NetApp, Inc. (a)	5,000	170,800
Polycom, Inc. (a)	8,000	88,640
Rackspace Hosting, Inc. (a)	4,000	201,920
Rovi Corporation (a)	6,000	128,460
SanDisk Corporation (a)	5,000	275,000
Solera Holdings, Inc.	4,000	233,320
Western Union Company (The)	12,400	186,496
Xilinx, Inc.	7,000	267,190
Zebra Technologies Corporation - Class A (a)	4,000	188,520
		6,121,802
Materials — 5.8%
Airgas, Inc.	4,000	396,640
Albemarle Corporation	8,000	500,160
Ashland, Inc.	3,000	222,900
Cabot Corporation	4,000	136,800
Martin Marietta Materials, Inc.	2,500	255,050
Packaging Corporation of America	5,000	224,350
Scotts Miracle-Gro Company (The) - Class A	4,000	172,960
Sonoco Products Company	5,000	174,950
Steel Dynamics, Inc.	12,000	190,440
Valspar Corporation (The)	6,000	373,500
		2,647,750
Utilities — 4.5%
AGL Resources, Inc.	8,400	352,380
Great Plains Energy, Inc.	9,050	209,869
ONEOK, Inc.	12,000	572,040
Pepco Holdings, Inc.	7,900	169,060
SCANA Corporation	7,530	385,235
Vectren Corporation	10,600	375,452
		2,064,036

Total Common Stocks (Cost $22,192,198)		$37,440,604

THE GOVERNMENT STREET MID-CAP FUND SCHEDULE OF INVESTMENTS (Continued)
EXCHANGE-TRADED FUNDS — 11.7%	Shares	Value
First Trust NYSE Arca Biotechnology Index Fund	8,000	$434,720
Guggenheim Mid-Cap Core ETF	26,000	1,001,000
iShares Core S&P Mid-Cap ETF	9,355	1,076,480
iShares Nasdaq Biotechnology Index Fund	2,000	319,860
SPDR® S&P Homebuilders ETF Trust	3,625	108,714
SPDR® S&P MIDCAP 400® ETF Trust	5,000	1,048,600
Vanguard Mid-Cap ETF	15,000	1,393,350
Total Exchange-Traded Funds (Cost $4,188,787)		$5,382,724

EXCHANGE-TRADED NOTES — 2.7%	Shares	Value
JPMorgan Alerian MLP Index ETN (Cost $980,004)	27,000	$1,227,960

COMMERCIAL PAPER — 4.1%	Par Value	Value
U.S. Bank, N.A., discount, 0.02% (b), due 04/01/2013 (Cost $1,867,000)	$1,867,000	$1,867,000

MONEY MARKET FUNDS — 0.0% (c)	Shares	Value
Invesco STIT - STIC Prime Portfolio (The) - Institutional Class, 0.09% (d) (Cost $293)	293	$293

Total Investments at Value — 100.0% (Cost $29,228,282)		$45,918,581

Liabilities in Excess of Other Assets — (0.0%) (e)		(611)

Net Assets — 100.0%		$45,917,970

ADR - American Depositary Receipt.

(a)	Non-income producing security.

(b)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(c)	Percentage rounds to less than 0.1%.

(d)	Rate shown is the 7-day effective yield as of March 31, 2013.

(e)	Percentage rounds to greater than (0.1%).

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS March 31, 2013
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.9%	Par Value	Value
Alabama Drinking Water Financing Auth., Rev.,
4.00%, due 08/15/2014	$250,000	$254,985
5.00%, due 08/15/2018	400,000	429,128
Alabama State Public School & College Auth., Capital Improvements, Rev.,
5.00%, due 12/01/2017	470,000	558,708
Alabama State Public School & College Auth., Capital Improvements, Series A, Rev.,
4.00%, due 02/01/2017	250,000	280,417
3.75%, due 02/01/2018	200,000	225,202
Alabama State, GO,
5.00%, due 09/01/2015	300,000	301,176
5.00%, due 02/01/2016	575,000	622,713
5.00%, due 09/01/2016	300,000	301,176
5.00%, due 09/01/2017	300,000	307,173
Anniston, AL, Waterworks & Sewer Board, Water & Sewer, Rev.,
3.50%, due 06/01/2016	500,000	535,680
Athens, AL, Electric Rev., Warrants,
3.00%, due 06/01/2016	510,000	538,478
Athens, AL, Warrants,
4.00%, due 09/01/2018	300,000	343,818
Auburn University, AL, General Fee Rev.,
5.00%, due 06/01/2018	315,000	377,543
5.00%, due 06/01/2020	350,000	431,501
Auburn, AL, Refunding & Capital Improvements, Series B, GO, Warrants,
4.00%, due 08/01/2018	200,000	229,200
Auburn, AL, School, Series A, GO, Warrants,
5.00%, due 08/01/2018	500,000	602,155
Auburn, AL, Waterworks Board, Water Rev.,
5.00%, due 09/01/2014	205,000	216,964
Baldwin Co., AL, Board of Education, Rev., Capital Outlay School Warrants,
5.00%, due 07/01/2018	590,000	673,031
Baldwin Co., AL, GO, Warrants,
5.00%, due 02/01/2015	200,000	207,670
4.00%, due 06/01/2019	200,000	227,406
Baldwin Co., AL, Series A, GO, Warrants,
5.00%, due 02/01/2017	320,000	371,021

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.9% (Continued)	Par Value	Value
Birmingham, AL, Waterworks Board, Water Rev.,
5.00%, due 01/01/2017	$400,000	$456,004
3.625%, due 07/01/2018	250,000	276,095
Calera, AL, GO, Warrants,
3.00%, due 12/01/2016	250,000	267,592
3.00%, due 12/01/2017	410,000	442,616
Calhoun Co., AL, Gas Tax Anticipation, Series A, Rev., Warrants,
4.00%, due 03/01/2016	445,000	481,027
Chambers Co., AL, Gasoline Tax Anticipation, Rev., Warrants,
2.00%, due 11/01/2019	290,000	291,650
Chelsea, AL, GO,
4.00%, due 05/01/2015	260,000	275,603
Enterprise, AL, GO, School Warrants,
4.00%, due 02/01/2016	400,000	437,584
Florence, AL, Board of Education, Rev.,
3.00%, due 03/01/2016	500,000	528,930
Florence, AL, Electric Rev., Warrants,
3.10%, due 06/01/2015	300,000	312,192
3.50%, due 06/01/2017	515,000	557,415
Foley, AL, GO, Warrants,
4.00%, due 01/01/2015	315,000	333,988
Foley, AL, Utilities Board, Utilities Rev.,
4.00%, due 11/01/2018	710,000	816,365
4.00%, due 11/01/2019	225,000	262,760
4.50%, due 11/01/2019	250,000	276,100
Gadsden, AL, GO, School Warrants,
3.00%, due 08/01/2015	250,000	261,150
Homewood, AL, GO, Warrants,
5.00%, due 09/01/2015	250,000	276,845
Homewood, AL, Board of Education, Special Tax School Warrants,
4.00%, due 04/01/2017	500,000	555,415
Hoover City, AL, Board of Education, Special Tax School Warrants,
4.00%, due 02/15/2020	470,000	540,829
4.00%, due 02/15/2021	245,000	281,155
4.00%, due 02/15/2022	250,000	284,042
Houston Co., AL, Board of Education, GO, Capital Outlay Warrants,
4.00%, due 12/01/2013	545,000	556,189

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.9% (Continued)	Par Value	Value
Houston Co., AL, GO,
4.75%, due 10/15/2016	$500,000	$528,815
Huntsville, AL, Electric Systems, Rev.,
4.00%, due 12/01/2013	300,000	307,581
3.00%, due 12/01/2016	375,000	405,908
Huntsville, AL, GO, Capital Improvement Warrants,
4.00%, due 03/01/2015	550,000	587,048
5.00%, due 11/01/2017,
Prerefunded 11/1/2013 @ 100	300,000	308,357
Huntsville, AL, GO, Refunding and Capital Improvement Warrants,
4.00%, due 09/01/2016	500,000	555,670
4.00%, due 09/01/2018	500,000	575,785
Limestone Co., AL, Board of Education, Special Tax Warrants,
3.00%, due 11/01/2019	560,000	599,066
Macon Co., AL, GO, Warrants,
4.25%, due 10/01/2027,
Prerefunded 10/01/2017 @ 100	200,000	231,908
Madison Co., AL, Board of Education, Rev., Tax Anticipation Warrants,
2.00%, due 09/01/2019	220,000	224,675
Madison Co., AL, Series A, Water Rev., Warrants,
2.00%, due 07/01/2017	250,000	260,448
Mobile Co., AL, GO, Refunding and Improvement Warrants,
4.50%, due 08/01/2013	100,000	101,449
5.25%, due 08/01/2015,
Prerefunded 08/01/2014 @ 100	400,000	426,732
Montgomery, AL, GO, Warrants,
3.00%, due 11/01/2014	500,000	519,695
2.50%, due 04/01/2021	500,000	519,735
Montgomery, AL, Waterworks & Sanitation, Rev.,
5.00%, due 09/01/2017	250,000	294,963
Morgan Co., AL, Board of Education, Rev., Capital Outlay Warrants,
4.00%, due 03/01/2019	250,000	283,120
Mountain Brook, AL, City Board of Education, GO, Warrants,
3.00%, due 03/01/2020	300,000	326,439
North Alabama Gas District, Rev.,
3.00%, due 06/01/2020	420,000	440,756

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
ALABAMA FIXED RATE REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.9% (Continued)	Par Value	Value
Opelika, AL, GO, Warrants,
2.00%, due 11/01/2017	$275,000	$286,528
Opelika, AL, Utilities Board, Series B, Rev.,
3.00%, due 06/01/2016	475,000	504,873
3.00%, due 06/01/2018	215,000	232,178
Orange Beach, AL, GO, Warrants,
4.00%, due 02/01/2018	200,000	225,338
5.00%, due 02/01/2019	240,000	288,684
Prattville, AL, Waterworks Board, Rev.,
3.00%, due 08/01/2017	290,000	310,462
Sheffield, AL, Electric Rev.,
4.00%, due 07/01/2017	600,000	662,556
Smiths, AL, Water & Sewer Auth., Rev.,
4.00%, due 06/01/2013	200,000	201,084
St. Clair Co., AL, GO,
4.00%, due 08/01/2013	145,000	146,631
4.00%, due 08/01/2014	205,000	213,834
Sumter Co., AL, School Rev., Warrants,
4.50%, due 02/01/2031,
Prerefunded 02/01/2016 @ 100	500,000	557,275
Tuscaloosa, AL, Public Building Auth., Student Housing Rev.,
4.00%, due 07/01/2013	350,000	353,108
Tuscaloosa, AL, Series B, GO, Warrants,
4.00%, due 01/01/2020	500,000	578,305
University of Alabama, AL, Rev.,
4.00%, due 10/01/2014	500,000	527,315
University of Alabama, AL, Series A, Rev.,
3.00%, due 07/01/2016	340,000	366,976
5.00%, due 07/01/2017	245,000	286,701
Vestavia Hills, AL, GO, Warrants,
4.00%, due 02/01/2018	515,000	580,245
Vestavia Hills, AL, Series A, GO, Warrants,
3.00%, due 02/01/2018	240,000	260,554
Wetumpka, AL, Waterworks & Sewer, Rev.,
4.00%, due 03/01/2018	320,000	353,731

Total Alabama Fixed Rate Revenue and General Obligation (GO) Bonds (Cost $30,352,058)		$31,241,219

THE ALABAMA TAX FREE BOND FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 6.1%	Shares	Value
Alpine Municipal Money Market Fund - Class I, 0.05% (a)	1,622,438	$1,622,438
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a)	405,759	405,759
Total Money Market Funds (Cost $2,028,197)		$2,028,197

Total Investments at Value — 100.0% (Cost $32,380,255)		$33,269,416

Liabilities in Excess of Other Assets — (0.0%) (b)		(4,770)

Net Assets — 100.0%		$33,264,646

(a)	Rate shown is the 7-day effective yield as of March 31, 2013.

(b)	Percentage rounds to greater than (0.1%).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2013
	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
ASSETS
Investments in securities:
At acquisition cost	$52,573,179	$29,228,282	$32,380,255
At value (Note 2)	$81,729,236	$45,918,581	$33,269,416
Cash	14,350	5,460	—
Dividends and interest receivable	99,080	32,511	277,241
Receivable for capital shares sold	1,519	147	—
Other assets	3,195	2,949	2,545
TOTAL ASSETS	81,847,380	45,959,648	33,549,202

LIABILITIES
Distributions payable	8,790	—	5,408
Payable for investment securities purchased	—	—	233,711
Payable for capital shares redeemed	94,368	3,400	27,984
Accrued investment advisory fees (Note 4)	41,083	28,715	8,403
Payable to administrator (Note 4)	9,150	5,925	4,600
Other accrued expenses	5,313	3,638	4,450
TOTAL LIABILITIES	158,704	41,678	284,556

NET ASSETS	$81,688,676	$45,917,970	$33,264,646

Net assets consist of:
Paid-in capital	$52,528,651	$29,174,087	$32,423,628
Undistributed (Distributions in excess of) net investment income	(2,316)	9,624	1,710
Accumulated net realized gains (losses) from security transactions	6,284	43,960	(49,853)
Net unrealized appreciation on investments	29,156,057	16,690,299	889,161

Net assets	$81,688,676	$45,917,970	$33,264,646

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,523,687	2,514,742	3,130,298

Net asset value, offering price and redemption price per share (Note 2)	$53.61	$18.26	$10.63

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2013
	Government Street Equity Fund	Government Street Mid-Cap Fund	Alabama Tax Free Bond Fund
INVESTMENT INCOME
Dividends	$1,606,966	$687,940	$731
Foreign withholding taxes on dividends	(12,530)	(925)	—
Interest	311	221	642,073
TOTAL INVESTMENT INCOME	1,594,747	687,236	642,804

EXPENSES
Investment advisory fees (Note 4)	445,602	301,556	95,507
Administration fees (Note 4)	93,135	56,615	44,000
Professional fees	20,623	17,772	16,147
Trustees’ fees and expenses (Note 4)	9,275	9,275	9,275
Registration and filing fees	9,964	8,540	6,331
Account maintenance fees	14,311	7,736	2,101
Compliance fees and expenses (Note 4)	8,409	7,365	7,000
Custodian and bank service fees	11,444	6,492	4,700
Pricing costs	1,878	3,049	11,619
Printing of shareholder reports	6,000	3,488	2,780
Insurance expense	5,364	3,347	2,209
Postage and supplies	4,258	3,367	2,974
Other expenses	5,360	5,159	4,026
TOTAL EXPENSES	635,623	433,761	208,669
Fees voluntarily waived by the Adviser (Note 4)	—	—	(31,299)
NET EXPENSES	635,623	433,761	177,370

NET INVESTMENT INCOME	959,124	253,475	465,434

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions	1,064,199	51,266	1,630
Net realized gains from in-kind redemptions (Note 2)	3,319,533	1,118,636	—
Net change in unrealized appreciation (depreciation) on investments	2,117,277	3,942,003	(72,420)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	6,501,009	5,111,905	(70,790)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$7,460,133	$5,365,380	$394,644

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Government Street Equity Fund		Government Street Mid-Cap Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$959,124	$650,404	$253,475	$108,529
Net realized gains from security transactions	1,064,199	758,941	51,266	544,917
Net realized gains from in-kind redemptions (Note 2)	3,319,533	3,635,297	1,118,636	2,000,710
Net change in unrealized appreciation (depreciation) on investments	2,117,277	(627,943)	3,942,003	(1,949,003)
Net increase in net assets from operations	7,460,133	4,416,699	5,365,380	705,153

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(956,588)	(661,640)	(267,235)	(85,163)
From net realized capital gains on security transactions	(1,539,170)	(309,515)	(107,026)	(6,083)
Decrease in net assets from distributions to shareholders	(2,495,758)	(971,155)	(374,261)	(91,246)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,723,235	8,563,528	3,762,403	3,210,252
Net asset value of shares issued in reinvestment of distributions to shareholders	2,337,254	911,251	318,690	77,453
Payments for shares redeemed	(8,604,620)	(7,024,462)	(2,997,134)	(4,042,108)
Net increase (decrease) in net assets from capital share transactions	4,455,869	2,450,317	1,083,959	(754,403)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,420,244	5,895,861	6,075,078	(140,496)

NET ASSETS
Beginning of year	72,268,432	66,372,571	39,842,892	39,983,388
End of year	$81,688,676	$72,268,432	$45,917,970	$39,842,892

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(2,316)	$(4,852)	$9,624	$23,366

CAPITAL SHARE ACTIVITY
Shares sold	216,009	186,294	228,901	212,716
Shares reinvested	47,153	19,849	19,774	5,301
Shares redeemed	(172,812)	(155,436)	(184,890)	(283,058)
Net increase (decrease) in shares outstanding	90,350	50,707	63,785	(65,041)
Shares outstanding, beginning of year	1,433,337	1,382,630	2,450,957	2,515,998
Shares outstanding, end of year	1,523,687	1,433,337	2,514,742	2,450,957

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Alabama Tax Free Bond Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$465,434	$555,780
Net realized gains from security transactions	1,630	1,407
Net change in unrealized appreciation (depreciation) on investments	(72,420)	481,275
Net increase in net assets from operations	394,644	1,038,462

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(464,913)	(554,802)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	10,825,742	1,221,790
Net asset value of shares issued in reinvestment of distributions to shareholders	386,377	457,259
Payments for shares redeemed	(2,595,786)	(4,470,616)
Net increase (decrease) in net assets from capital share transactions	8,616,333	(2,791,567)

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,546,064	(2,307,907)

NET ASSETS
Beginning of year	24,718,582	27,026,489
End of year	$33,264,646	$24,718,582

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$1,710	$1,628

CAPITAL SHARE ACTIVITY
Shares sold	1,014,633	114,925
Shares reinvested	36,212	43,022
Shares redeemed	(243,171)	(420,758)
Net increase (decrease) in shares outstanding	807,674	(262,811)
Shares outstanding, beginning of year	2,322,624	2,585,435
Shares outstanding, end of year	3,130,298	2,322,624

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$50.42	$48.00	$40.89	$26.72	$44.76

Income (loss) from investment operations:
Net investment income	0.64	0.47	0.39	0.40	0.55
Net realized and unrealized gains (losses) on investments	4.21	2.66	7.19	14.17	(18.07)
Total from investment operations	4.85	3.13	7.58	14.57	(17.52)

Less distributions:
Dividends from net investment income	(0.64)	(0.48)	(0.39)	(0.40)	(0.52)
Distributions from net realized gains	(1.02)	(0.23)	(0.08)	—	—
Total distributions	(1.66)	(0.71)	(0.47)	(0.40)	(0.52)

Net asset value at end of year	$53.61	$50.42	$48.00	$40.89	$26.72

Total return (a)	9.93%	6.67%	18.69%	54.71%	(39.43% )

Net assets at end of year (000’s)	$81,689	$72,268	$66,373	$57,766	$37,656

Ratio of total expenses to average net assets	0.85%	0.87%	0.88%	0.90%	0.91%

Ratio of net investment income to average net assets	1.29%	1.01%	0.92%	1.14%	1.47%

Portfolio turnover rate	38%	36%	26%	30%	35%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See accompanying notes to financial statements.

THE GOVERNMENT STREET MID-CAP FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012		2011	2010		2009
Net asset value at beginning of year	$16.26	$15.89		$12.87	$8.46		$12.28

Income (loss) from investment operations:
Net investment income	0.10	0.04		0.03	0.05		0.05
Net realized and unrealized gains (losses) on investments	2.05	0.37		3.03	4.41		(3.82)
Total from investment operations	2.15	0.41		3.06	4.46		(3.77)

Less distributions:
Dividends from net investment income	(0.11)	(0.04)		(0.03)	(0.05)		(0.05)
In excess of net investment income	—	—		(0.01)	—		(0.00	)(a)
Distributions from net realized gains	(0.04)	(0.00	)(a)	—	—		(0.00	)(a)
Total distributions	(0.15)	(0.04)		(0.04)	(0.05)		(0.05)

Net asset value at end of year	$18.26	$16.26		$15.89	$12.87		$8.46

Total return (b)	13.35%	2.59%		23.80%	52.73%		(30.65%	)

Net assets at end of year (000’s)	$45,918	$39,843		$39,983	$32,198		$21,522

Ratio of total expenses to average net assets	1.08%	1.09%		1.13%	1.18%		1.23%

Ratio of net expenses to average net assets	1.08%	1.09%		1.13%	1.13%	(c)	1.10%	(c)

Ratio of net investment income to average net assets	0.63%	0.29%		0.21%	0.47%	(c)	0.47%	(c)

Portfolio turnover rate	12%	18%		20%	10%		14%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011		2010		2009
Net asset value at beginning of year	$10.64	$10.45	$10.53		$10.54		$10.50

Income (loss) from investment operations:
Net investment income	0.18	0.23	0.26		0.28		0.35
Net realized and unrealized gains (losses) on investments	(0.01)	0.19	(0.07)		(0.00	)(a)	0.04
Total from investment operations	0.17	0.42	0.19		0.28		0.39

Less distributions:
Dividends from net investment income	(0.18)	(0.23)	(0.27)		(0.28)		(0.35)
Distributions from net realized gains	—	—	(0.00	)(a)	(0.01)		(0.00	)(a)
Total distributions	(0.18)	(0.23)	(0.27)		(0.29)		(0.35)

Net asset value at end of year	$10.63	$10.64	$10.45		$10.53		$10.54

Total return (b)	1.64%	4.04%	1.78%		2.88%		3.80%

Net assets at end of year (000’s)	$33,265	$24,719	$27,026		$29,716		$28,358

Ratio of total expenses to average net assets	0.76%	0.80%	0.77%		0.75%		0.79%

Ratio of net expenses to average net assets (c)	0.65%	0.65%	0.65%		0.65%		0.65%

Ratio of net investment income to average net assets (c)	1.70%	2.17%	2.51%		2.85%		3.36%

Portfolio turnover rate	7%	18%	21%		32%		8%

(a)	Amount rounds to less than $0.01 per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2013

1. Organization

The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund (the “Funds”) are each a no-load series of the Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Government Street Equity Fund’s investment objective is to seek capital appreciation.

The Government Street Mid-Cap Fund’s investment objective is to seek capital appreciation.

The Alabama Tax Free Bond Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Alabama and to preserve capital.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using procedures established by and under the general supervision of the Board of Trustees and will be classified as Level

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

2 or 3 within the fair value hierarchy (see below), depending on the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Commercial paper held by the Funds is classified as Level 2 since it is valued at amortized cost, which approximates the current fair value of the security and is not obtained from a quoted price in an active market.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2013 by security type:

The Government Street Equity Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$69,828,843	$—	$—	$69,828,843
Exchange-Traded Funds	7,053,333	—	—	7,053,333
Exchange-Traded Notes	2,364,960	—	—	2,364,960
Warrants	12,160	—	—	12,160
Commercial Paper	—	2,469,000	—	2,469,000
Money Market Funds	940	—	—	940
Total	$79,260,236	$2,469,000	$—	$81,729,236

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Government Street Mid-Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$37,440,604	$—	$—	$37,440,604
Exchange-Traded Funds	5,382,724	—	—	5,382,724
Exchange-Traded Notes	1,227,960	—	—	1,227,960
Commercial Paper	—	1,867,000	—	1,867,000
Money Market Funds	293	—	—	293
Total	$44,051,581	$1,867,000	$—	$45,918,581

The Alabama Tax Free Bond Fund:	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$31,241,219	$—	$31,241,219
Money Market Funds	2,028,197	—	—	2,028,197
Total	$2,028,197	$31,241,219	$—	$33,269,416

Refer to The Government Street Equity Fund’s and The Government Street Mid-Cap Fund’s Schedules of Investments for a listing of the common stocks valued by sector type. As of March 31, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held in the Funds as of March 31, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed-income securities purchased are amortized using the interest method.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited. The Funds did not enter into any repurchase agreements during the year ended March 31, 2013.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Distributions to shareholders — Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid annually to shareholders of The Government Street Mid-Cap Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature.

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 is as follows:

	Year Ended	Ordinary Income	Exempt- Interest Dividends	Long-Term Gains	Total Distributions
The Government Street Equity Fund	3/31/13	$1,017,044	$—	$1,478,714	$2,495,758
	3/31/12	$971,155	$—	$—	$971,155
The Government Street Mid-Cap Fund	3/31/13	$267,235	$—	$107,026	$374,261
	3/31/12	$85,163	$—	$6,083	$91,246
The Alabama Tax Free Bond Fund	3/31/13	$1,252	$463,661	$—	$464,913
	3/31/12	$—	$554,802	$—	$554,802

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of March 31, 2013:

	The Government Street Equity Fund	The Government Street Mid-Cap Fund	The Alabama Tax Free Bond Fund
Cost of portfolio investments	$52,573,179	$29,218,658	$32,380,255
Gross unrealized appreciation	$29,740,671	$17,190,706	$938,282
Gross unrealized depreciation	(584,614)	(490,783)	(49,121)
Net unrealized appreciation	29,156,057	16,699,923	889,161
Undistributed ordinary income	6,474	—	1,238
Undistributed tax exempt income	—	—	5,880
Undistributed long-term gains	6,284	43,960	—
Capital loss carryforwards	—	—	(40,120)
Qualified late-year losses	—	—	(9,733)
Other temporary differences	(8,790)	—	(5,408)
Total distributable earnings	$29,160,025	$16,743,883	$841,018

The difference between the federal income tax cost and the financial statement cost for The Government Street Mid-Cap Fund is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and GAAP. These timing differences are temporary in nature and are due to adjustments to basis on public traded partnerships.

As of March 31, 2013, The Alabama Tax Free Bond Fund had a short-term capital loss carryforward for federal income tax purposes of $23,075 and a long-term capital loss carryforward for federal income tax purposes of $17,045, both of which may be carried forward indefinitely. The Fund also had net realized losses of $9,733 during the period November 1, 2012 through March 31, 2013 (“post-October losses”), which are treated for federal income tax purposes as arising during the Fund’s tax year ending March 31, 2014. These capital loss carryforwards and post-October losses are available to offset realized capital gains in future years, thereby reducing future taxable gains distributions.

During the year ended March 31, 2013, The Government Street Equity Fund and The Government Street Mid-Cap Fund realized $3,319,533 and $1,118,636, respectively, of net capital gains resulting from in-kind redemptions (redemptions in which shareholders who redeemed Fund shares received securities held by the Fund

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

rather than cash). The Funds recognize a gain on in-kind redemptions to the extent that the value of the distributed securities on the date of redemption exceeds the cost of those securities. Such gains are not taxable to the Funds and are not required to be distributed to shareholders. The Funds have reclassified these amounts against paid-in capital. These reclassifications are reflected on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on each Fund’s net assets or net asset value per share.

For the year ended March 31, 2013, The Alabama Tax Free Bond Fund reclassified $439 of undistributed net investment income against accumulated net realized losses from security transactions and The Government Street Mid-Cap Fund reclassified $18 of undistributed net investment income against paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2010 through March 31, 2013) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the year ended March 31, 2013, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, totaled $28,950,820 and $27,682,116, respectively, for The Government Street Equity Fund; $4,908,985 and $5,488,894, respectively, for The Government Street Mid-Cap Fund; and $9,501,596 and $1,783,400, respectively, for The Alabama Tax Free Bond Fund.

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by Leavell Investment Management, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Mid-Cap Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. The Alabama Tax

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

Free Bond Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such assets in excess of $100 million.

During the year ended March 31, 2013, the Adviser voluntarily undertook to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of the Fund’s average daily net assets. Accordingly, the Adviser waived $31,299 of its investment advisory fees from The Alabama Tax Free Bond Fund during the year ended March 31, 2013.

Certain officers of the Trust are also officers of the Adviser.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of the Fund’s average daily net assets up to $25 million, .125% of the next $25 million of such assets, and .10% of such assets in excess of $50 million. The Government Street Equity Fund and The Government Street Mid-Cap Fund are each subject to a minimum monthly fee of $4,500 and The Alabama Tax Free Bond Fund is subject to a minimum monthly fee of $4,000. Prior to December 31, 2012, the minimum monthly fee for The Government Street Equity Fund and The Government Street Mid-Cap Fund was $4,000 and the minimum monthly fee for The Alabama Tax Free Bond Fund was $3,500. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities.

Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such

THE GOVERNMENT STREET FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting for any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.

5. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Concentration of Credit Risk

The Alabama Tax Free Bond Fund invests primarily in debt instruments of municipal issuers in the state of Alabama. The issuers’ abilities to meet their obligations may be affected by economic developments in the state or its region, as well as disruptions in the credit markets and the economy, generally.

7. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

THE GOVERNMENT STREET FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Government Street Equity Fund,
The Government Street Mid-Cap Fund, and
The Alabama Tax-Free Bond Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Mid-Cap Fund, and The Alabama Tax-Free Bond Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Williamsburg Investment Trust at March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati,Ohio
May 24, 2013

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. These ongoing costs, which are deducted from each Fund’s gross income, directly reduce the investment returns of the Funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2012 through March 31, 2013).

The table below illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE GOVERNMENT STREET FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

More information about the Funds’ expenses, including historical expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
The Government Street Equity Fund
Based on Actual Fund Return	$1,000.00	$1,085.20	$4.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,020.69	$4.28
The Government Street Mid-Cap Fund
Based on Actual Fund Return	$1,000.00	$1,139.70	$5.76
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.55	$5.44
The Alabama Tax Free Bond Fund
Based on Actual Fund Return	$1,000.00	$1,001.20	$3.24
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.69	$3.28

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Government Street Equity Fund	0.85%
The Government Street Mid-Cap Fund	1.08%
The Alabama Tax Free Bond Fund	0.65%

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Thomas W. Leavell	P.O. Box 1307 Mobile, AL	1943	President	Since February 2004
	Mary Shannon Hope	P.O. Box 1307 Mobile, AL	1963	Vice President	Since August 2008
	Timothy S. Healey	2712 18th Place South Birmingham, AL	1953	Vice President of The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund	Since January 1995
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

THE GOVERNMENT STREET FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven portfolios of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly, IV, is Senior Vice President and Portfolio Manager of Davenport & Company, LLC, (an investment advisory firm).

John T. Bruce is a President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and International Shipholding Corporation (cargo transportation).

Thomas W. Leavell is a President and Chief Executive Officer of the Adviser.

Mary Shannon Hope is a Vice President and Portfolio Manager of the Adviser.

Timothy S. Healey is an Executive Vice President and Chief Investment Officer of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC.

THE GOVERNMENT STREET FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1125, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1125 or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1125. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended March 31, 2013. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $1,017,044 and $267,235, respectively, as taxed at a maximum rate of 15%. Additionally, The Government Street Equity Fund and The Government Street Mid-Cap Fund intend to designate up to a maximum amount of $1,478,714 and $107,026, respectively, as a long-term gain distribution. For the fiscal year ended March 31, 2013, 100% of the dividends paid from ordinary income by The Government Street Equity Fund and The Government Street Mid-Cap Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

THE GOVERNMENT STREET FUNDS
DISCLOSURE REGARDING APPROVAL OF
INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 26, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Government Street Equity Fund, The Government Street Mid-Cap Fund and The Alabama Tax Free Bond Fund. Below is a discussion of the factors considered by the Board of Trustees along with the conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser. The Trustees also considered the Adviser’s representations that all of the Funds’ portfolio trades were executed based on the best price and execution available, and that the Adviser does not participate in any soft dollar or directed brokerage arrangements. The Trustees further considered

THE GOVERNMENT STREET FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited) (Continued)

that the Adviser does not participate in any revenue sharing arrangements relating to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

Based upon their review of this information, the Independent Trustees concluded that: (i) based upon the performance of The Government Street Equity Fund and The Government Street Mid-Cap Fund during 2012, as well as their longer term performance, the Adviser has provided quality services to those Funds; (ii) although the short-term and long-term performance of The Alabama Tax Free Bond Fund has lagged its benchmark index and the average returns for comparably managed funds, such Fund is managed in a conservative investment style and has satisfactorily met the goal of providing tax-exempt income with limited exposure to credit and maturity risks; (iii) the investment advisory fees payable to the Adviser by each Fund are competitive with similarly managed funds, and the Independent Trustees believe the fees to be reasonable given the scope and quality of investment advisory services provided by the Adviser and other services provided to shareholders; (iv) the total operating expense ratio of each Fund is less than the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (v) the Adviser’s voluntary commitment to cap overall operating expenses of The Alabama Tax Free Bond Fund through advisory fee waivers has enabled that Fund to further increase returns for shareholders; and (vi) the level of the Adviser’s profitability with respect to its management of the Funds is reasonable. Given the current size of the Funds and their expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

The Government Street Funds
No Load Mutual Funds

Investment Adviser
Leavell Investment Management, Inc.
Post Office Box 1307
Mobile, AL 36633

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

Independent Registered Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, OH 45202

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Portfolio Managers
Thomas W. Leavell,
The Government Street Equity Fund
The Government Street Mid-Cap Fund
Timothy S. Healey,
The Government Street Mid-Cap Fund
The Alabama Tax Free Bond Fund
Richard E. Anthony, Jr., CFA,
The Government Street Mid-Cap Fund
Michael J. Hofto, CFA,
The Government Street Mid-Cap Fund

THE
JAMESTOWN
FUNDS

No-Load Funds

The Jamestown Balanced Fund
The Jamestown Equity Fund
The Jamestown Tax Exempt Virginia Fund

ANNUAL REPORT

March 31, 2013

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
Richmond, Virginia

LETTER TO SHAREHOLDERS	May 9, 2013

The Jamestown Balanced Fund

For the fiscal year ended March 31, 2013, The Jamestown Balanced Fund returned 8.68% compared to 13.96% for the S&P 500 Index and 9.83% for a blend of 60% S&P 500 Index and 40% Barclays Intermediate U.S. Government/Credit Index. The primary drag on performance was our allocation decision to hold higher than normal levels of cash maintained as a hedge against the uncertainty of the global macroeconomic environment and the unattractive level of current interest rates in the United States.

In the equity portion of the Fund, sector selection was negative due to the cash holdings. Sector selection outside of the cash was slightly negative as our underweight in some of the defensive sectors of the market, such as Telecommunication Services and Utilities, was a drag on performance. This was partially offset by the correct decision to be underweight the Materials sector, which came under pressure as concerns about commodity prices and global growth weighed on the sector. At the end of the fiscal year, the Fund was overweight the Health Care, Energy, and Consumer Discretionary sectors, and underweight Financials, Utilities, Telecommunication Services, and Materials. While the outperformance of more cyclical sectors of the market will likely require modestly stronger global economic growth, the cyclical sectors of the market are cheaper relative to the more defensive sectors than they have been in the past 15 years.

Equity selection in the Fund was in line with the S&P 500 over the trailing twelve months. Strong selection in Consumer Staples and Industrials was offset by weaker selection in the Information Technology and Financials sectors. The best performing stocks in the Fund for the year were Ryder System, Marathon Petroleum, Kroger, Thermo Fisher, and Comcast. The worst performing stocks were Apple, Intel, EMC, Apache, and Microsoft.

We currently expect global economic growth to remain positive, but modest, as better growth in the U.S. offsets continued weakness across most of the European economies. Economic growth in China has slowed as leaders there try to achieve a better balance between domestic consumption and infrastructure spending that has led the way over the past two decades. Inflation has been running below expectations across the globe, leaving plenty of room for global Central Banks to maintain very accommodative monetary policies. Recently, the Bank of Japan has joined other Central Banks in adopting very accommodative policies, causing their currency to fall and their equity markets to improve. These policies are likely to cause interest rates to stay below fair value until economic growth accelerates or some of the more accommodative policies are scaled back.

Absent an unlikely near-term rise in interest rates, we do not feel that investors are being compensated for taking on significant interest rate exposure by owning longer maturity fixed income securities. As a result, the bond portion of the Fund continues to have lower duration than the Barclays Intermediate U.S. Government/Credit Index. Given the extra yield and strong corporate balance sheets, we continue to maintain an overweight in corporate bonds funded by our underweight in Treasury securities.

As of March 31, 2013 the Fund had 11.6% in cash equivalents, 22.4% in fixed income, and 66.0% in equities.

1

The Jamestown Equity Fund

For the fiscal year ended March 31, 2013, The Jamestown Equity Fund returned 11.84% compared to 13.96% for the S&P 500 Index. The primary drag on performance was our allocation decision to hold higher than normal levels of cash maintained as a hedge against the uncertainty of the global macroeconomic environment.

Sector selection was negative due to the cash holdings. In addition, sector selection outside of the cash was slightly negative as our underweight in some of the defensive sectors of the market, such as Telecommunication Services and Utilities, was a drag on performance. This was partially offset by the correct decision to be underweight the Materials sector, which came under pressure as concerns about commodity prices and global growth weighed on the sector. At the end of the fiscal year, the Fund was overweight the Health Care, Energy, and Consumer Discretionary sectors, and underweight Financials, Utilities, Telecommunication Services, and Materials. While the outperformance of more cyclical sectors of the market will likely require modestly stronger global economic growth, the cyclical sectors of the market are cheaper relative to the more defensive sectors than they have been in the past 15 years.

Equity selection in the Fund was in line with the S&P 500 over the trailing twelve months. Strong selection in Consumer Staples and Industrials was offset by weaker selection in the Information Technology and Financials sectors. The best performing stocks in the Fund for the year were Ryder System, Marathon Petroleum, Kroger, Thermo Fisher, and Comcast. The worst performing stocks were Apple, Intel, EMC, Apache, and Microsoft.

We currently expect global economic growth to remain positive, but modest, as better growth in the U.S. offsets continued weakness across most of the European economies. Economic growth in China has slowed as leaders there try to achieve a better balance between domestic consumption and infrastructure spending that has led the way over the past two decades. Inflation has been running below expectations across the globe, leaving plenty of room for global Central Banks to maintain very accommodative monetary policies. Recently, the Bank of Japan has joined other Central Banks in adopting very accommodative policies, causing their currency to fall and their equity markets to improve. These policies are likely to cause interest rates to stay below fair value until economic growth accelerates or some of the more accommodative policies are scaled back.

As of March 31, 2013, the Fund had 7.8% in cash equivalents and 92.2% in equities.

Jamestown Tax Exempt Virginia Fund

For the fiscal year ended March 31, 2013, The Jamestown Tax Exempt Virginia Fund earned a total return of 1.88%. By comparison, the Barclays 5-year Municipal Bond Index was up 3.22% for the one-year period. As of March 31, 2013, the Fund’s SEC 30-day yield was 1.42%, which results in a tax equivalent yield of 2.33% for investors in the 39% federal tax bracket. The Fund held no issues subject to Alternative Minimum Tax during the fiscal year.

2

The U.S. economy experienced moderate real growth of 1.8% during the fiscal year. The Federal Reserve maintained its extremely accommodative monetary policy and kept short-term interest rates near zero percent as the unemployment rate, while trending lower, remains elevated. The Fed embarked on an additional round of quantitative easing by expanding its bond buying program.

Municipal bonds generally rallied during the first six months of the fiscal year, with prices climbing steadily and yields moving lower. The price momentum peaked in November 2012, when municipal bond yields fell to all-time lows. Factors that contributed to buoyant conditions included lighter than normal municipal issuance, strong net inflows to tax-exempt bond mutual funds, and a decline in yields on U.S. Treasury debt. The muni market reversed in December as the frothy conditions could not be sustained. Tax exempt yields then drifted higher in the final quarter of the fiscal year as equity markets soared. To illustrate, the representative yield-to-maturity of a “AAA” rated general obligation bond with a 5-year maturity moved from 0.98% at March 31, 2012 to 0.64% at November 30, 2012 and ended at 0.84% at March 31, 2013.

The Fund’s relative underperformance can be attributed to its intermediate maturity structure and its emphasis on high credit quality. The municipal yield curve experienced a bull flattening during the fiscal year, with yields on long maturities declining far more than yields on short and intermediate maturities, resulting in greater gains in market value. Bond strategies that emphasize intermediate maturities generally saw smaller total returns than those that concentrate on long maturities. The Jamestown Tax-Exempt Virginia Fund’s maturity structure and effective duration lengthened over the course of the fiscal year. At March 31, 2013, the Fund’s average stated maturity was 6.3 years, and the average effective duration was 4.2 years, compared to an average maturity of 5.9 years and an average effective duration of 3.7 years at the beginning of the fiscal year.

Quality spreads compressed during the period, as yield-starved investors continued to buy lower quality credits for the incremental yield despite new headlines on default risk in California municipalities and elsewhere. The Fund remains positioned in predominantly “AA” and “AAA” rated credits from Virginia municipal issuers, so the underperformance of higher quality credits was a factor in the Fund’s performance relative to benchmarks comprised of national credits.

State and local tax revenue continued to recover from the 2008-09 recession, led by sales and income tax receipts. Virginia reported a $448 million surplus for its fiscal year ended June 30, 2012, the third consecutive year of surplus. Revenue trends continue to be positive, with general fund collections exceeding budget forecast by $129 million. On the savings side, there was $319 million in unspent general fund appropriations, recoveries, and non-general fund balances at fiscal year-end as state agencies spent less than budgeted. Of the surplus, $78.3 million was added to the Rainy Day Fund, bringing its balance to $689 million, the highest balance since FY 2008. Virginia’s unemployment rate edged down to 5.3% in March 2013, compared to 5.9% a year ago. State employment has rebounded to near the peak of January 2008.

The effect of sequestration is difficult to predict. Federal spending is significant to Virginia’s economy, especially in Northern Virginia and Hampton Roads, which benefit from Department of Defense contracts and military bases. While federal spending cuts will adversely affect these regions, the impact is likely to be felt slowly and with lags. Virginia counties and cities have managed through two recessions over the last decade, and their credit ratings remain in the highest

3

tiers. Nonetheless, the threat that federal spending cuts will disproportionately hurt Virginia’s economy is the reason why Moody’s continues to have a negative outlook on the Aaa credit rating for the Commonwealth and many of the Aaa-rated localities in Northern Virginia.

Charles M. Caravati, III, CFA President Jamestown Balanced Fund Jamestown Equity Fund	Joseph A. Jennings, III, CFA President Jamestown Tax Exempt Virginia Fund

Data presented reflects past performance, which is no guarantee of future results. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may be higher or lower than the performance shown.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of March 31, 2013, the end of the reporting period. These views are subject to change at any time based upon market or other conditions. For more current information throughout the year please visit www.jamestownfunds.com. The Funds are distributed by Ultimus Fund Distributors, LLC.

4

THE JAMESTOWN BALANCED FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	5 Years	10 Years
The Jamestown Balanced Fund	8.68%	4.40%	6.27%
Standard & Poor’s 500® Index	13.96%	5.81%	8.53%
60% S&P 500 Index / 40% Barclays Intermediate U.S. Government/Credit Index	9.83%	5.79%	7.20%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

THE JAMESTOWN EQUITY FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	5 Years	10 Years
The Jamestown Equity Fund	11.84%	4.01%	7.23%
Standard & Poor’s 500® Index	13.96%	5.81%	8.53%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

6

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PERFORMANCE INFORMATION (Unaudited)

	Average Annual Total Returns(a) (for periods ended March 31, 2013)
	1 Year	5 Years	10 Years
The Jamestown Tax Exempt Virginia Fund	1.88%	3.79%	3.24%
Barclays 5-Year Municipal Bond Index	3.22%	5.05%	4.23%
Barclays Municipal Bond Index	5.25%	6.10%	5.01%

*
The Barclays 5-Year Municipal Bond Index is an unmanaged index generally representative of 5-year tax-exempt bonds. Because the Fund is typically classified as an intermediate-term fund (with an average duration of between 2 and 10 years), this index is believed to be the most appropriate broad-based securities market index against which to compare the Fund’s performance.

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

7

THE JAMESTOWN BALANCED FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	2.6%
	Kroger Company (The)	1.9%
	Noble Corporation	1.7%
	Google, Inc. - Class A	1.7%
	Aetna, Inc.	1.7%
	JPMorgan Chase & Company	1.6%
	Ameriprise Financial, Inc.	1.6%
	PepsiCo, Inc.	1.6%
	Norfolk Southern Corporation	1.6%
	Eaton Corporation plc	1.6%

Equity Sector Concentration vs. the S&P 500® Index (66.0% of Net Assets)

Fixed-Income Portfolio (22.4% of Net Assets)		Credit Quality	% of Fixed Income Portfolio
Average Stated Maturity (Years)	4.3	AAA	53.4%
Average Duration (Years)	3.8	AA	6.7%
Average Coupon	4.50%	A	31.9%
Average Yield to Maturity	1.20%	BBB	8.0%

Sector Breakdown	% of Fixed Income Portfolio
U.S. Treasury Obligations	26.3%
U.S. Government Agency Obligations	13.0%
Mortgage-Backed Securities	11.6%
Municipal Bonds	2.4%
Corporate Bonds	46.7%

8

THE JAMESTOWN EQUITY FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Asset Allocation (% of Net Assets)	Ten Largest Equity Holdings	% of Net Assets
	Apple, Inc.	3.9%
	Kroger Company (The)	2.5%
	Google, Inc. - Class A	2.5%
	Noble Corporation	2.5%
	PepsiCo, Inc.	2.4%
	General Electric Company	2.4%
	QUALCOMM, Inc.	2.2%
	JPMorgan Chase & Company	2.2%
	EMC Corporation	2.2%
	PNC Financial Services Group, Inc.	2.2%

Sector Concentration vs. the S&P 500® Index

9

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND PORTFOLIO INFORMATION March 31, 2013 (Unaudited)

Characteristics (Weighted Average)		Maturity Breakdown (%of Portfolio)
30-day SEC Yield	1.42%
Tax-Equivalent Yield	2.33%*
Average Maturity (years)	6.3
Average Duration (years)	4.2
Average Quality	AA
Number of Issues	51

* Assumes a maximum 39% federal tax rate.

Credit Quality (%of Portfolio)	Sector Diversification (%of Portfolio)

10

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 66.0%	Shares	Value
Consumer Discretionary — 9.9%
Comcast Corporation - Class A	5,700	$239,457
Discovery Communications, Inc. - Class A (a)	2,300	181,102
Dollar Tree, Inc. (a)	6,200	300,266
Macy's, Inc.	6,200	259,408
McDonald's Corporation	2,000	199,380
TJX Companies, Inc. (The)	5,500	257,125
Viacom, Inc. - Class B	4,700	289,379
Yum! Brands, Inc.	3,200	230,208
		1,956,325
Consumer Staples — 7.7%
CVS Caremark Corporation	5,000	274,950
Kroger Company (The)	11,200	371,168
Mondelēz International, Inc. - Class A	7,400	226,514
PepsiCo, Inc.	4,000	316,440
Sysco Corporation	4,400	154,748
Wal-Mart Stores, Inc.	2,400	179,592
		1,523,412
Energy — 9.3%
Apache Corporation	3,700	285,492
Baker Hughes, Inc.	4,900	227,409
Chevron Corporation	2,000	237,640
Hess Corporation	4,000	286,440
Marathon Oil Corporation	3,900	131,508
Marathon Petroleum Corporation	1,000	89,600
Noble Corporation	8,900	339,535
Royal Dutch Shell plc - Class A - ADR	3,700	241,092
		1,838,716
Financials — 9.1%
American Express Company	4,300	290,078
Ameriprise Financial, Inc.	4,300	316,695
BB&T Corporation	9,100	285,649
JPMorgan Chase & Company	6,700	317,982
MetLife, Inc.	7,300	277,546
PNC Financial Services Group, Inc.	4,500	299,250
		1,787,200
Health Care — 9.9%
Abbott Laboratories	3,500	123,620
AbbVie, Inc.	3,500	142,730
Aetna, Inc.	6,400	327,168
AmerisourceBergen Corporation	5,800	298,410
Amgen, Inc.	2,400	246,024
McKesson Corporation	2,300	248,308
Thermo Fisher Scientific, Inc.	3,600	275,364

11

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 66.0% (Continued)	Shares	Value
Health Care — 9.9% (Continued)
UnitedHealth Group, Inc.	4,900	$280,329
		1,941,953
Industrials — 7.5%
Dover Corporation	3,700	269,656
Eaton Corporation plc	5,000	306,250
General Electric Company	13,000	300,560
Norfolk Southern Corporation	4,000	308,320
Ryder System, Inc.	4,700	280,825
		1,465,611
Information Technology — 12.6%
Apple, Inc.	1,175	520,090
Cisco Systems, Inc.	14,000	292,740
EMC Corporation (a)	12,600	301,014
Google, Inc. - Class A (a)	425	337,463
Intel Corporation	6,100	133,285
International Business Machines Corporation	900	191,970
Microsoft Corporation	4,400	125,884
Oracle Corporation	8,500	274,890
QUALCOMM, Inc.	4,400	294,580
		2,471,916

Total Common Stocks (Cost $8,167,987)		$12,985,133

U.S. TREASURY OBLIGATIONS — 5.9%	Par Value	Value
U.S. Treasury Notes — 5.9%
4.25%, due 11/15/2014	$350,000	$372,777
4.25%, due 11/15/2017	400,000	464,906
2.625%, due 08/15/2020	175,000	191,147
2.125%, due 08/15/2021	120,000	125,400
Total U.S. Treasury Obligations (Cost $1,055,195)		$1,154,230

U.S. GOVERNMENT AGENCY OBLIGATIONS — 2.9%	Par Value	Value
Federal Home Loan Mortgage Corporation — 2.9%
5.25%, due 04/18/2016 (Cost $497,080)	$500,000	$572,651

12

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 10.4%	Par Value	Value
Consumer Discretionary — 1.1%
Anheuser-Busch Companies, Inc.,
4.50%, due 04/01/2018	$100,000	$112,969
Comcast Corporation,
5.70%, due 07/01/2019	75,000	91,433
		204,402
Consumer Staples — 1.8%
Colgate-Palmolive Company,
1.95%, due 02/01/2023	100,000	96,003
General Mills, Inc.,
5.70%, due 02/15/2017	150,000	175,086
Wal-Mart Stores, Inc.,
4.25%, due 04/15/2021	75,000	85,973
		357,062
Energy — 0.6%
Shell International Finance B.V.,
4.30%, due 09/22/2019	100,000	115,831

Financials — 3.5%
Aflac, Inc.,
2.65%, due 02/15/2017	75,000	78,849
American Express Company,
4.875%, due 07/15/2013	150,000	151,876
BB&T Corporation,
2.15%, due 03/22/2017	60,000	61,754
JPMorgan Chase & Company,
3.40%, due 06/24/2015	110,000	115,804
Northern Trust Corporation,
4.625%, due 05/01/2014	150,000	156,865
PNC Funding Corporation,
5.125%, due 02/08/2020	110,000	128,751
		693,899
Health Care — 2.1%
Amgen, Inc.,
5.85%, due 06/01/2017	150,000	177,188
GlaxoSmithKline plc,
5.65%, due 05/15/2018	200,000	241,771
		418,959
Information Technology — 0.4%
Cisco Systems, Inc.,
4.95%, due 02/15/2019	71,000	83,809

Materials — 0.1%
E.I. du Pont de Nemours and Company,
5.875%, due 01/15/2014	26,000	27,098

13

THE JAMESTOWN BALANCED FUND SCHEDULE OF INVESTMENTS (Continued)
CORPORATE BONDS — 10.4% (Continued)	Par Value	Value
Utilities — 0.8%
Virginia Electric & Power Company,
5.00%, due 06/30/2019	$125,000	$148,471

Total Corporate Bonds (Cost $1,888,191)		$2,049,531

MORTGAGE-BACKED SECURITIES — 2.6%	Par Value	Value
Federal Home Loan Mortgage Corporation — 0.7%
Pool #A43942, 5.50%, due 03/01/2036	$47,290	$51,350
Pool #A97047, 4.50%, due 02/01/2041	87,353	93,628
		144,978
Federal National Mortgage Association — 1.8%
Pool #618465, 5.00%, due 12/01/2016	27,287	29,464
Pool #684231, 5.00%, due 01/01/2018	41,220	44,509
Pool #255455, 5.00%, due 10/01/2024	63,656	69,959
Pool #255702, 5.00%, due 05/01/2025	90,426	99,154
Pool #808413, 5.50%, due 01/01/2035	96,208	105,268
		348,354
Government National Mortgage Association — 0.1%
Pool #781344, 6.50%, due 10/15/2031	12,527	14,275

Total Mortgage-Backed Securities (Cost $469,217)		$507,607

MUNICIPAL BONDS — 0.6%	Par Value	Value
Virginia State, Build America Bonds, Taxable, GO,
2.95%, due 06/01/2019 (Cost $99,942)	$100,000	$107,802

Total Investments at Value — 88.4% (Cost $12,177,612)		$17,376,954

Other Assets in Excess of Liabilities — 11.6%		2,286,745

Net Assets — 100.0%		$19,663,699

ADR - American Depositary Receipt.

GO - General Obligation.

(a) Non-income producing security.

See accompanying notes to financial statements.

14

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS March 31, 2013
COMMON STOCKS — 92.2%	Shares	Value
Consumer Discretionary — 13.5%
Comcast Corporation - Class A	11,200	$470,512
Discovery Communications, Inc. - Class A (a)	4,200	330,708
Dollar Tree, Inc. (a)	12,000	581,160
Macy's, Inc.	13,100	548,104
McDonald's Corporation	4,000	398,760
TJX Companies, Inc. (The)	11,500	537,625
Viacom, Inc. - Class B	8,700	535,659
Yum! Brands, Inc.	6,000	431,640
		3,834,168
Consumer Staples — 10.9%
CVS Caremark Corporation	10,200	560,898
Kroger Company (The)	21,200	702,568
Mondelēz International, Inc. - Class A	15,000	459,150
PepsiCo, Inc.	8,600	680,346
Sysco Corporation	8,300	291,911
Wal-Mart Stores, Inc.	5,100	381,633
		3,076,506
Energy — 13.1%
Apache Corporation	7,600	586,416
Baker Hughes, Inc.	9,650	447,857
Chevron Corporation	4,100	487,162
Hess Corporation	8,000	572,880
Marathon Oil Corporation	7,800	263,016
Marathon Petroleum Corporation	1,800	161,280
Noble Corporation	18,200	694,330
Royal Dutch Shell plc - Class A - ADR	7,600	495,216
		3,708,157
Financials — 12.4%
American Express Company	8,500	573,410
Ameriprise Financial, Inc.	8,000	589,200
BB&T Corporation	18,500	580,715
JPMorgan Chase & Company	13,200	626,472
MetLife, Inc.	14,000	532,280
PNC Financial Services Group, Inc.	9,300	618,450
		3,520,527
Health Care — 13.8%
Abbott Laboratories	8,000	282,560
AbbVie, Inc.	8,000	326,240
Aetna, Inc.	12,000	613,440
AmerisourceBergen Corporation	11,000	565,950
Amgen, Inc.	4,800	492,048
McKesson Corporation	4,800	518,208
Thermo Fisher Scientific, Inc.	7,300	558,377

15

THE JAMESTOWN EQUITY FUND SCHEDULE OF INVESTMENTS (Continued)
COMMON STOCKS — 92.2% (Continued)	Shares	Value
Health Care — 13.8% (Continued)
UnitedHealth Group, Inc.	9,500	$543,495
		3,900,318
Industrials — 10.5%
Dover Corporation	7,500	546,600
Eaton Corporation plc	9,500	581,875
General Electric Company	28,900	668,168
Norfolk Southern Corporation	8,000	616,640
Ryder System, Inc.	9,400	561,650
		2,974,933
Information Technology — 18.0%
Apple, Inc.	2,500	1,106,575
Cisco Systems, Inc.	25,000	522,750
EMC Corporation (a)	26,000	621,140
Google, Inc. - Class A (a)	875	694,776
Intel Corporation	12,200	266,570
International Business Machines Corporation	2,000	426,600
Microsoft Corporation	9,100	260,351
Oracle Corporation	17,300	559,482
QUALCOMM, Inc.	9,500	636,025
		5,094,269

Total Investments at Value — 92.2% (Cost $16,779,703)		$26,108,878

Other Assets in Excess of Liabilities — 7.8%		2,206,793

Net Assets — 100.0%		$28,315,671

ADR - American Depositary Receipt.

(a) Non-income producing security.

See accompanying notes to financial statements.

16

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS March 31, 2013
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.9%	Par Value	Value
Arlington Co., Virginia, GO,
4.10%, due 11/01/2018	$500,000	$525,005
Capital Region Airport Commission, Virginia, Airport Revenue,
4.50%, due 07/01/2016	520,000	580,684
Chesterfield Co., Virginia, GO,
5.00%, due 01/01/2020	700,000	807,786
Fairfax Co., Virginia, Industrial Dev. Authority, Revenue,
5.00%, due 05/15/2022	750,000	873,450
Fairfax Co., Virginia, Sewer, Revenue,
4.50%, due 07/15/2030	250,000	284,237
Fauquier Co., Virginia, GO,
5.00%, due 07/01/2017,
prerefunded 07/01/2016 @ 100	500,000	572,275
Hampton Roads Sanitation District, Virginia, Wastewater, Revenue,
5.00%, due 04/01/2022	400,000	472,092
Hampton Roads Sanitation District, Virginia, Wastewater, Series A, Revenue,
5.00%, due 01/01/2027	400,000	474,140
Hampton, Virginia, GO,
5.00%, due 04/01/2020,
prerefunded 04/01/2015 @ 100	500,000	546,650
5.00%, due 04/01/2025	500,000	605,655
Henrico Co., Virginia, Public Improvement, Series A, GO,
5.00%, due 12/01/2015	250,000	280,745
Henrico Co., Virginia, Water & Sewer, Revenue,
5.00%, due 05/01/2020	350,000	424,851
5.00%, due 05/01/2022	430,000	520,558
James City, Virginia, School District, GO,
5.00%, due 12/15/2018	500,000	560,485
Leesburg, Virginia, GO,
5.00%, due 09/15/2016	500,000	574,245
Lynchburg, Virginia, GO,
5.00%, due 06/01/2015	500,000	549,275
Lynchburg, Virginia, Public Improvement, Series A, GO,
5.00%, due 08/01/2019	625,000	768,181
Manassas, Virginia, Public Improvement, Series D, GO,
5.00%, due 07/01/2019	250,000	308,465
New Kent Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 02/01/2019	500,000	567,910
Norfolk, Virginia, GO,
4.50%, due 06/01/2015	500,000	524,125

17

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.9% (Continued)	Par Value	Value
Portsmouth, Virginia, Series A, GO,
5.00%, due 04/01/2016	$250,000	$272,927
Portsmouth, Virginia, Series D, GO,
4.00%, due 12/01/2017	215,000	245,857
Prince William Co., Virginia, Lease Participation Certificates,
5.00%, due 10/01/2020	500,000	608,450
Richmond, Virginia, Metropolitan Authority, Revenue,
5.25%, due 07/15/2014, ETM	715,000	757,478
5.25%, due 07/15/2014	285,000	301,450
Richmond, Virginia, Public Improvement, Series A, GO,
5.00%, due 03/01/2024	280,000	340,729
Roanoke, Virginia, Public Improvement, Series A, GO,
5.00%, due 07/15/2025	400,000	497,220
Southeastern Public Service Authority, Virginia, Revenue,
5.00%, due 07/01/2015, ETM	1,000,000	1,077,632
Spotsylvania Co., Virginia, Economic Dev. Authority, Revenue,
5.00%, due 06/01/2021	300,000	371,331
Spotsylvania Co., Virginia, GO,
5.00%, due 01/15/2016	500,000	518,560
Spotsylvania Co., Virginia, Water & Sewer, Revenue,
5.00%, due 06/01/2026	500,000	540,630
Suffolk, Virginia, Public Improvement, Series A, GO,
4.00%, due 08/01/2018	250,000	288,745
Upper Occoquan, Virginia, Sewer Authority, Revenue,
5.15%, due 07/01/2020	250,000	299,458
Virginia Beach, Virginia, Public Improvement, GO,
5.00%, due 06/01/2021,
prerefunded 06/01/2019 @ 100	250,000	307,580
Virginia Biotechnology Research Partnership Authority, Lease Revenue,
5.00%, due 09/01/2020	500,000	620,660
Virginia College Building Authority, Educational Facilities, Revenue,
5.00%, due 04/01/2017	500,000	540,395
5.00%, due 03/01/2019	250,000	301,378
4.00%, due 09/01/2026	500,000	548,830
Virginia Commonwealth Transportation Board, Federal Highway Reimbursement Anticipation Notes, Revenue,
5.00%, due 09/28/2015	500,000	556,760
Virginia Polytechnic Institute & State University, General and Athletic Facilities, Series D, Revenue,
5.00%, due 06/01/2016,
prerefunded 06/01/2014 @ 101	385,000	410,152
5.00%, due 06/01/2016	115,000	122,453

18

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
VIRGINIA REVENUE AND GENERAL OBLIGATION (GO) BONDS — 93.9% (Continued)	Par Value	Value
Virginia Small Business Financing Authority, Healthcare Facilities, Revenue,
5.00%, due 11/01/2017	$250,000	$292,803
Virginia State Commonwealth Transportation Board, Federal Transportation Grant Anticipation Notes, Series A, Revenue,
5.00%, due 03/15/2023	500,000	616,255
Virginia State Public Building Authority, Public Facilities, Series D, Revenue,
5.00%, due 08/01/2016	1,000,000	1,063,010
Virginia State Public School Authority, Revenue,
5.00%, due 08/01/2023	500,000	618,240
Virginia State Public School Authority, Series A, Revenue,
5.00%, due 08/01/2020	585,000	664,250
Virginia State Public School Authority, Series B-1, Revenue,
5.00%, due 08/01/2018	500,000	602,555
Virginia State Resources Authority, Clean Water, Revenue,
5.00%, due 10/01/2021	500,000	613,065
Virginia State Resources Authority, Infrastructure, Series B, Revenue,
5.00%, due 11/01/2024	800,000	966,585
Virginia State, Series B, GO,
5.00%, due 06/01/2017	250,000	295,058

Total Virginia Revenue and General Obligation (GO) Bonds (Cost $24,361,068)		$26,081,310

WASHINGTON, D.C. REVENUE BONDS — 2.1%	Par Value	Value
Metropolitan Washington Airports Authority, Series C, Revenue,
5.00%, due 10/01/2022 (Cost $507,147)	$500,000	$590,335

EXCHANGE-TRADED FUNDS — 0.9%	Shares	Value
SPDR Nuveen Barclays Short Term Municipal Bond ETF (Cost $241,000)	10,000	$243,500

19

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND SCHEDULE OF INVESTMENTS (Continued)
MONEY MARKET FUNDS — 2.1%	Shares	Value
Fidelity Tax Exempt Portfolio - Class I, 0.01% (a) (Cost $577,892)	577,892	$577,892

Total Investments at Value — 99.0% (Cost $25,687,107)		$27,493,037

Other Assets in Excess of Liabilities — 1.0%		288,984

Net Assets — 100.0%		$27,782,021

ETM - Escrowed to Maturity.

(a) The rate shown is the 7-day effective yield as of March 31, 2013.

See accompanying notes to financial statements.

20

THE JAMESTOWN FUNDS STATEMENTS OF ASSETS AND LIABILITIES March 31, 2013
	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
ASSETS
Investments in securities:
At acquisition cost	$12,177,612	$16,779,703	$25,687,107
At value (Note 2)	$17,376,954	$26,108,878	$27,493,037
Cash	2,272,259	2,200,221	—
Dividends and interest receivable	59,444	19,011	329,457
Receivable for capital shares sold	—	21,500	—
Other assets	1,913	2,766	1,191
TOTAL ASSETS	19,710,570	28,352,376	27,823,685

LIABILITIES
Distributions payable	1,887	1,531	7,980
Payable for capital shares redeemed	10,605	12,995	21,083
Accrued investment advisory fees (Note 4)	10,272	15,424	7,793
Payable to administrator (Note 4)	5,015	5,015	4,515
Other accrued expenses	19,092	1,740	293
TOTAL LIABILITIES	46,871	36,705	41,664

NET ASSETS	$19,663,699	$28,315,671	$27,782,021

Net assets consist of:
Paid-in capital	$14,168,528	$18,239,895	$25,963,757
Undistributed (distributions in excess of) net investment income	(16,454)	1,334	—
Accumulated net realized gains from security transactions	312,283	745,267	12,334
Net unrealized appreciation on investments	5,199,342	9,329,175	1,805,930
Net assets	$19,663,699	$28,315,671	$27,782,021

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.01 par value)	1,379,867	1,444,511	2,652,631

Net asset value, offering price and redemption price per share (Note 2)	$14.25	$19.60	$10.47

See accompanying notes to financial statements.

21

THE JAMESTOWN FUNDS STATEMENTS OF OPERATIONS Year Ended March 31, 2013
	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
INVESTMENT INCOME
Dividends	$244,217	$501,294	$2,979
Foreign withholding taxes on dividends	(1,935)	(3,947)	—
Interest	192,960	113	950,155
TOTAL INVESTMENT INCOME	435,242	497,460	953,134

EXPENSES
Investment advisory fees (Note 4)	120,998	172,346	118,954
Administration fees (Note 4)	50,000	50,000	45,548
Professional fees	22,198	19,038	16,028
Trustees’ fees and expenses (Note 4)	9,275	9,275	9,275
Compliance service fees (Note 4)	6,200	6,200	6,200
Custodian and bank service fees	5,918	7,868	4,795
Pricing costs	5,749	904	9,367
Registration and filing fees	5,458	6,792	3,507
Account maintenance fees	1,648	5,700	6,335
Printing of shareholder reports	3,627	6,011	2,368
Postage and supplies	3,539	3,982	3,087
Other expenses	5,315	5,943	2,082
TOTAL EXPENSES	239,925	294,059	227,546
Fees voluntarily waived by the Adviser (Note 4)	(1,500)	—	(22,351)
Expenses reimbursed through a directed brokerage arrangement (Note 5)	(10,500)	(12,000)	—
NET EXPENSES	227,925	282,059	205,195

NET INVESTMENT INCOME	207,317	215,401	747,939

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on security transactions	889,984	1,922,949	78,456
Net change in unrealized appreciation/ depreciation on investments	478,467	876,033	(242,548)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	1,368,451	2,798,982	(164,092)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,575,768	$3,014,383	$583,847

See accompanying notes to financial statements.

22

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	The Jamestown Balanced Fund		The Jamestown Equity Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$207,317	$206,139	$215,401	$147,499
Net realized gains on security transactions	889,984	639,185	1,922,949	574,141
Net change in unrealized appreciation/ depreciation on investments	478,467	224,412	876,033	1,208,217
Net increase in net assets from operations	1,575,768	1,069,736	3,014,383	1,929,857

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(224,146)	(216,245)	(215,083)	(172,098)
From net realized gains from security transactions	(790,954)	—	(94,273)	—
Decrease in net assets from distributions to shareholders	(1,015,100)	(216,245)	(309,356)	(172,098)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	131,667	56,248	1,576,724	1,054,254
Net asset value of shares issued in reinvestment of distributions to shareholders	974,201	201,973	300,415	164,795
Payments for shares redeemed	(1,050,797)	(3,394,853)	(3,969,846)	(3,632,850)
Net increase (decrease) in net assets from capital share transactions	55,071	(3,136,632)	(2,092,707)	(2,413,801)

TOTAL INCREASE (DECREASE) IN NET ASSETS	615,739	(2,283,141)	612,320	(656,042)

NET ASSETS
Beginning of year	19,047,960	21,331,101	27,703,351	28,359,393
End of year	$19,663,699	$19,047,960	$28,315,671	$27,703,351

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(16,454)	$(2,683)	$1,334	$1,016

CAPITAL SHARE ACTIVITY
Shares sold	9,633	4,146	89,792	64,426
Shares reinvested	73,177	15,667	16,841	10,013
Shares redeemed	(77,534)	(265,758)	(224,592)	(227,053)
Net increase (decrease) in shares outstanding	5,276	(245,945)	(117,959)	(152,614)
Shares outstanding, beginning of year	1,374,591	1,620,536	1,562,470	1,715,084
Shares outstanding, end of year	1,379,867	1,374,591	1,444,511	1,562,470

See accompanying notes to financial statements.

23

THE JAMESTOWN FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	The Jamestown Tax Exempt Virginia Fund
	Year Ended March 31, 2013	Year Ended March 31, 2012
FROM OPERATIONS
Net investment income	$747,939	$828,596
Net realized gains on security transactions	78,456	37,982
Net change in unrealized appreciation/depreciation on investments	(242,548)	901,005
Net increase in net assets from operations	583,847	1,767,583

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(747,939)	(828,596)
From net realized gains from security transactions	(93,442)	(11,396)
Decrease in net assets from distributions to shareholders	(841,381)	(839,992)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	734,926	1,078,274
Net asset value of shares issued in reinvestment of distributions to shareholders	708,237	716,177
Payments for shares redeemed	(3,466,314)	(3,027,810)
Net decrease in net assets from capital share transactions	(2,023,151)	(1,233,359)

TOTAL DECREASE IN NET ASSETS	(2,280,685)	(305,768)

NET ASSETS
Beginning of year	30,062,706	30,368,474
End of year	$27,782,021	$30,062,706

UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	69,415	102,093
Shares reinvested	66,905	67,988
Shares redeemed	(328,521)	(288,051)
Net decrease in shares outstanding	(192,201)	(117,970)
Shares outstanding, beginning of year	2,844,832	2,962,802
Shares outstanding, end of year	2,652,631	2,844,832

See accompanying notes to financial statements.

24

THE JAMESTOWN BALANCED FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$13.86	$13.16	$12.11	$10.09	$12.95

Income (loss) from investment operations:
Net investment income	0.15	0.14	0.16	0.22	0.25
Net realized and unrealized gains (losses) on investments	0.98	0.71	1.06	2.04	(2.91)
Total from investment operations	1.13	0.85	1.22	2.26	(2.66)

Less distributions:
Dividends from net investment income	(0.16)	(0.15)	(0.17)	(0.24)	(0.20)
Distributions from net realized gains	(0.58)	—	—	—	—
Total distributions	(0.74)	(0.15)	(0.17)	(0.24)	(0.20)

Net asset value at end of year	$14.25	$13.86	$13.16	$12.11	$10.09

Total return (a)	8.68%	6.56%	10.24%	22.56%	(20.75% )

Net assets at end of year (000’s)	$19,664	$19,048	$21,331	$22,183	$21,072

Ratio of total expenses to average net assets	1.29%	1.28%	1.24%	1.20%	1.14%

Ratio of net expenses to average net assets (b)	1.22%	1.21%	1.18%	1.11%	1.05%

Ratio of net investment income to average net assets (b)	1.11%	1.08%	1.31%	1.98%	2.10%

Portfolio turnover rate	21%	20%	30%	40%	43%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after voluntary advisory fee waivers by the Adviser (Note 4) and/or expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

25

THE JAMESTOWN EQUITY FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012	2011	2010	2009
Net asset value at beginning of year	$17.73	$16.54	$14.67	$11.01	$16.68

Income (loss) from investment operations:
Net investment income	0.15	0.09	0.09	0.10	0.08
Net realized and unrealized gains (losses) on investments	1.93	1.21	1.87	3.64	(5.68)
Total from investment operations	2.08	1.30	1.96	3.74	(5.60)

Less distributions:
Dividends from net investment income	(0.15)	(0.11)	(0.09)	(0.08)	—
Distributions from net realized gains	(0.06)	—	—	—	—
Return of capital	—	—	—	—	(0.07)
Total distributions	(0.21)	(0.11)	(0.09)	(0.08)	(0.07)

Net asset value at end of year	$19.60	$17.73	$16.54	$14.67	$11.01

Total return (a)	11.84%	7.89%	13.48%	33.96%	(33.63% )

Net assets at end of year (000’s)	$28,316	$27,703	$28,359	$26,534	$18,790

Ratio of total expenses to average net assets	1.11%	1.11%	1.13%	1.16%	1.15%

Ratio of net expenses to average net assets (b)	1.06%	1.06%	1.09%	1.12%	1.10%

Ratio of net investment income to average net assets (b)	0.81%	0.56%	0.56%	0.78%	0.56%

Portfolio turnover rate	28%	28%	49%	59%	69%

(a)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 5).

See accompanying notes to financial statements.

26

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
	Years Ended March 31,
	2013	2012		2011	2010	2009
Net asset value at beginning of year	$10.57	$10.25		$10.33	$10.24	$10.10

Income (loss) from investment operations:
Net investment income	0.26	0.29		0.29	0.30	0.34
Net realized and unrealized gains (losses) on investments	(0.06)	0.32		(0.06)	0.11	0.13
Total from investment operations	0.20	0.61		0.23	0.41	0.47

Less distributions:
Dividends from net investment income	(0.27)	(0.29)		(0.29)	(0.31)	(0.33)
Distributions from net realized gains	(0.03)	(0.00	)(a)	(0.02)	(0.01)	(0.00	)(a)
Total distributions	(0.30)	(0.29)		(0.31)	(0.32)	(0.33)

Net asset value at end of year	$10.47	$10.57		$10.25	$10.33	$10.24

Total return (b)	1.88%	6.03%		2.26%	4.04%	4.77%

Net assets at end of year (000’s)	$27,782	$30,063		$30,368	$32,905	$32,730

Ratio of total expenses to average net assets	0.76%	0.77%		0.76%	0.75%	0.77%

Ratio of net expenses to average net assets (c)	0.69%	0.69%		0.69%	0.69%	0.69%

Ratio of net investment income to average net assets (c)	2.50%	2.75%		2.78%	2.89%	3.31%

Portfolio turnover rate	15%	2%		8%	16%	10%

(a)	Amount rounds to less than a penny per share.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratios were determined after voluntary advisory fee waivers by the Adviser (Note 4).

See accompanying notes to financial statements.

27

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS March 31, 2013

1. Organization

The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund (individually, a “Fund,” and, collectively, the “Funds”) are each a no-load series of Williamsburg Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. Other series of the Trust are not included in this report.

The Jamestown Balanced Fund’s investment objectives are long-term growth of capital and income.

The Jamestown Equity Fund’s investment objective is long-term growth of capital.

The Jamestown Tax Exempt Virginia Fund’s investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of a shareholder’s investment.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation — The Funds’ portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities traded on a national stock exchange are generally valued based upon the closing price on the principal exchange where the security is traded. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. The prices provided by the pricing service are determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities and developments related to specific securities. If a pricing service cannot provide a valuation or the investment adviser believes the price received from the pricing service is not indicative of fair value, securities will be valued in good faith at fair value using methods consistent with those established by and under the general supervision of the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy (see below), depending on

28

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

the inputs used. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs

•	Level 3 – significant unobservable inputs

Fixed income securities, including municipal bonds, corporate bonds, obligations of the U.S. Treasury and U.S. Government agencies, are classified as Level 2 since the values for such securities are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the inputs used to value each Fund’s investments as of March 31, 2013 by security type:

The Jamestown Balanced Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$12,985,133	$—	$—	$12,985,133
U.S. Treasury Obligations	—	1,154,230	—	1,154,230
U.S. Government Agency Obligations	—	572,651	—	572,651
Corporate Bonds	—	2,049,531	—	2,049,531
Mortgage-Backed Securities	—	507,607	—	507,607
Municipal Bonds	—	107,802	—	107,802
Total	$12,985,133	$4,391,821	$—	$17,376,954

The Jamestown Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks	$26,108,878	$—	$—	$26,108,878
Total	$26,108,878	$—	$—	$26,108,878

29

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The Jamestown Tax Exempt Virginia Fund	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$26,671,645	$—	$26,671,645
Exchange-Traded Funds	243,500	—	—	243,500
Money Market Funds	577,892	—	—	577,892
Total	$821,392	$26,671,645	$—	$27,493,037

Refer to The Jamestown Balanced Fund’s and The Jamestown Equity Fund’s Schedules of Investments for a listing of the common stocks and corporate bonds valued by sector type. As of March 31, 2013, the Funds did not have any transfers in and out of any Level. There were no Level 3 securities or derivative instruments held by the Funds as of March 31, 2013. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Repurchase agreements — The Funds may enter into repurchase agreements. A repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time a Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Funds actively monitor and seek additional collateral, as needed. If the seller defaults, the fair value of the collateral may decline and realization of the collateral by the Funds may be delayed or limited.

Share valuation — The net asset value per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities purchased are amortized using the interest method.

Distributions to shareholders — Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund and The Jamestown Equity Fund. Dividends arising from net investment income are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature. Dividends and distributions are recorded on the ex-dividend date.

30

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Exempt- Interest Dividends	Total Distributions
The Jamestown Balanced Fund	3/31/13	$298,063	$717,037	$—	$1,015,100
	3/31/12	$216,245	$—	$—	$216,245
The Jamestown Equity Fund	3/31/13	$215,083	$94,273	$—	$309,356
	3/31/12	$172,098	$—	$—	$172,098
The Jamestown Tax Exempt Virginia Fund	3/31/13	$108	$93,334	$747,939	$841,381
	3/31/12	$121	$11,275	$828,596	$839,992

Security transactions — Security transactions are accounted for on trade date for financial reporting purposes. Gains and losses on securities sold are determined on a specific identification basis.

Securities traded on a “to-be-announced” basis — The Jamestown Balanced Fund may trade securities on a “to-be-announced” (“TBA”) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Common expenses — Common expenses of the Trust are allocated among the series of the Trust based on relative net assets of each series or the nature of the services performed and the relative applicability to each series.

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

31

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

The tax character of distributable earnings at March 31, 2013 was as follows:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Cost of portfolio investments	$12,239,477	$16,857,608	$25,687,107
Gross unrealized appreciation	$5,214,525	$9,394,975	$1,854,575
Gross unrealized depreciation	(77,048)	(143,705)	(48,645)
Net unrealized appreciation on investments	5,137,477	9,251,270	1,805,930
Undistributed ordinary income	103,370	2,865	—
Undistributed tax exempt income	—	—	7,980
Undistributed long-term gains	256,211	823,172	12,334
Other temporary differences	(1,887)	(1,531)	(7,980)
Total distributable earnings	$5,495,171	$10,075,776	$1,818,264

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales and/or differing methods in the amortization of market discount and premium on fixed income securities.

During the year ended March 31, 2013, The Jamestown Equity Fund utilized $986,704 of capital loss carryforwards to offset current year realized gains.

For the year ended March 31, 2013, The Jamestown Balanced Fund reclassified $3,058 of distributions in excess of net investment income against accumulated net realized gains from security transactions and The Jamestown Tax Exempt Virginia Fund reclassified $2 of accumulated net realized gains from security transaction against paid-in capital on the Statements of Assets and Liabilities due to permanent differences in the recognition of capital gains or losses under income tax regulations and GAAP. These differences are primarily due to the tax treatment of certain debt obligations and paydown adjustments. Such reclassifications had no effect on the Funds’ net assets or net asset value per share.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2010 through March 31, 2013) of each Fund and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

32

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

3. Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year ended March 31, 2013:

	The Jamestown Balanced Fund	The Jamestown Equity Fund	The Jamestown Tax Exempt Virginia Fund
Purchase of investment securities	$3,500,906	$7,050,928	$4,167,961
Proceeds from sales and maturities of investment securities	$4,502,092	$8,781,241	$6,149,319

4. Transactions with Related Parties

INVESTMENT ADVISORY AGREEMENTS
Each Fund’s investments are managed by Lowe, Brockenbrough & Company, Inc. (the “Adviser”) under the terms of an Investment Advisory Agreement. The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $250 million, .60% of the next $250 million of such assets and .55% of such assets in excess of $500 million. The Jamestown Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .65% of its average daily net assets up to $500 million and .55% of such assets in excess of $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .40% of its average daily net assets up to $250 million, .35% of the next $250 million of such assets and .30% of such assets in excess of $500 million. Certain officers of the Trust are also officers of the Adviser.

During the year ended March 31, 2013, the Adviser voluntarily undertook to limit the total annual operating expenses of The Jamestown Balanced Fund and The Jamestown Tax Exempt Virginia Fund to 1.22% and .69%, respectively, of average daily net assets. Accordingly, the Adviser voluntarily waived $1,500 and $22,351 with respect to The Jamestown Balanced Fund and The Jamestown Tax Exempt Virginia Fund, respectively, of its investment advisory fees during the year ended March 31, 2013.

MUTUAL FUND SERVICES AGREEMENT
Under the terms of a Mutual Fund Services Agreement between the Trust and Ultimus Fund Solutions, LLC (“Ultimus”), Ultimus provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, Ultimus receives a monthly fee from each Fund at an annual rate of .15% of its average daily net assets up to $25 million; .125% of the next $25 million of such assets; and .10% of such assets in excess of $50 million. The Jamestown Balanced Fund and The Jamestown Equity Fund are each subject to a minimum monthly fee of $4,500 and The Jamestown Tax Exempt Virginia Fund is subject to a minimum monthly fee of $4,000. Prior to December 1, 2012, the minimum monthly fee for The Jamestown Balanced Fund and The Jamestown Equity Fund was $4,000 and the

33

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

minimum monthly fee for The Jamestown Tax Exempt Virginia Fund was $3,500. In addition, each Fund pays out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of each Fund’s shares and an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

COMPLIANCE CONSULTING AGREEMENT
Under the terms of a Compliance Consulting Agreement between the Trust and Ultimus, Ultimus provides an individual to serve as the Trust’s Chief Compliance Officer and to administer the Funds’ compliance policies and procedures. For these services, the Funds pay Ultimus an annual base fee of $18,600 plus an asset-based fee equal to 0.01% per annum on the Funds’ aggregate net assets in excess of $100 million. In addition, the Funds reimburse Ultimus for reasonable out-of-pocket expenses, if any, incurred in connection with these services.

COMPENSATION OF TRUSTEES
Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $8,000, payable quarterly; a fee of $1,500 for attendance at each meeting of the Board of Trustees (except that such fee is $2,500 for the independent chairman); and $1,000 for attendance at each meeting for any committee of the Board (except that such fee is $1,500 for the committee chairman); plus reimbursement of travel and other expenses incurred in attending meetings.

5. Brokerage Arrangement

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, a portion of each Fund’s operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned.

Expenses reimbursed through the brokerage arrangement totaled $10,500 and $12,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 2013.

6. Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

34

THE JAMESTOWN FUNDS NOTES TO FINANCIAL STATEMENTS (Continued)

7. Concentration of Credit Risk

The Jamestown Tax Exempt Virginia Fund invests primarily in debt instruments of municipal issuers in the Commonwealth of Virginia. The issuers’ abilities to meet their obligations may be affected by economic developments in the Commonwealth or its region, as well as disruptions in the credit markets and the economy, generally.

8. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

35

THE JAMESTOWN FUNDS REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
The Jamestown Balanced Fund,
The Jamestown Equity Fund, and
The Jamestown Tax Exempt Virginia Fund of the Williamsburg Investment Trust

We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, and The Jamestown Tax Exempt Virginia Fund (the “Funds”) (each a series of the Williamsburg Investment Trust), including the schedules of investments, as of March 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Williamsburg Investment Trust at March 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 24, 2013

36

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Funds. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Funds:

Trustee		Address	Year of Birth	Position Held with the Trust	Length of Time Served
	Robert S. Harris	100 Darden Boulevard Charlottesville, VA	1949	Chairman and Trustee	Since January 2007
*	John P. Ackerly, IV	One James Center 901 E. Cary Street Richmond, VA	1963	Trustee	Since July 2012
*	John T. Bruce	800 Main Street Lynchburg, VA	1953	Trustee	Since September 1988
	J. Finley Lee, Jr.	448 Pond Apple Drive North Naples, FL	1939	Trustee	Since September 1988
	Richard L. Morrill	University of Richmond Richmond, VA	1939	Trustee	Since March 1993
	Harris V. Morrissette	100 Jacintoport Boulevard Saraland, AL	1959	Trustee	Since March 1993
	Austin Brockenbrough, III	1802 Bayberry Court, Suite 400 Richmond, VA	1937	Vice President, The Jamestown Funds	Since September 1988
	Charles M. Caravati, III	1802 Bayberry Court, Suite 400 Richmond, VA	1965	President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since January 1996
	Joseph A. Jennings, III	1802 Bayberry Court, Suite 400 Richmond, VA	1962	President, The Jamestown Tax Exempt Virginia Fund	Since July 2005
	Lawrence B. Whitlock, Jr.	1802 Bayberry Court, Suite 400 Richmond, VA	1948	Vice President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since February 2002
	Connie R. Taylor	1802 Bayberry Court, Suite 400 Richmond, VA	1950	Vice President, The Jamestown Balanced Fund and The Jamestown Equity Fund	Since March 1993
	Robert G. Dorsey	225 Pictoria Drive, Suite 450 Cincinnati, OH	1957	Vice President	Since November 2000
	Mark J. Seger	225 Pictoria Drive, Suite 450 Cincinnati, OH	1962	Treasurer	Since November 2000
	Tina H. Bloom	225 Pictoria Drive, Suite 450 Cincinnati, OH	1968	Secretary and Chief Compliance Officer	Since August 2006

*
Messrs. Ackerly and Bruce, as affiliated persons of investment advisers to the Trust, are “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

37

THE JAMESTOWN FUNDS BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Each Trustee oversees eleven series of the Trust, including the Funds. The principal occupations of the Trustees and executive officers of the Funds during the past five years and public directorships held by the Trustees are set forth below:

Robert S. Harris is the C. Stewart Sheppard Professor of Business Administration at The Darden Graduate School of Business Administration at the University of Virginia. He was previously the dean at Darden. Professor Harris has published widely on corporate finance, financial markets and mergers and acquisitions and has served as a consultant to corporations and government agencies.

John P. Ackerly IV is Senior Vice President and Portfolio Manager of Davenport & Company LLC. (an investment advisory firm).

John T. Bruce is President, Director and member of the Executive Committee of Flippin, Bruce & Porter, Inc. (an investment advisory firm).

J. Finley Lee, Jr. is the retired Julian Price Professor Emeritus at the University of North Carolina.

Richard L. Morrill serves as President of the Teagle Foundation (charitable foundation) and Chancellor of the University of Richmond. He is also a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer).

Harris V. Morrissette is President of China Doll Rice and Beans Inc. and Dixie Lily Foods. He is a member of the Board of Directors of BancTrust Financial Group, Inc. (a bank holding company) and International Shipholding Corporation (cargo transportation).

Austin Brockenbrough III is President and Managing Director of the Adviser. He is a member of the Board of Directors of Tredegar Corporation (a plastics manufacturer) and Wilkinson O’Grady & Co., Inc. (a global asset manager).

Charles M. Caravati, III is a Managing Director of the Adviser.

Joseph A. Jennings, III is a Portfolio Manager of the Adviser.

Lawrence B. Whitlock, Jr. is a Managing Director of the Adviser.

Connie R. Taylor is Account Administrator of the Adviser.

Robert G. Dorsey is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Mark J. Seger is a Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Tina H. Bloom is Director of Fund Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-738-1126.

38

THE JAMESTOWN FUNDS FEDERAL TAX INFORMATION (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the year ended March 31, 2013. Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Jamestown Balanced Fund and The Jamestown Equity Fund intend to designate up to a maximum amount of $298,063 and $215,083, respectively, as taxed at a maximum rate of 15%. During the year ended March 31, 2013, The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax-Exempt Virginia Fund designated $717,037, $94,273 and $93,334, respectively, as long-term gain distributions. For the fiscal year ended March 31, 2013, 100% and 100% of the dividends paid from ordinary income by The Jamestown Balanced and The Jamestown Equity Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information will be computed and reported in conjunction with your 2013 Form 1099-DIV.

39

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Funds, you incur ongoing costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (October 1, 2012 through March 31, 2013).

The table below illustrates each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the returns used are not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission (“SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge sales loads or redemption fees.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including annual expense ratios for the prior five fiscal years, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

40

THE JAMESTOWN FUNDS ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning Account Value October 1, 2012	Ending Account Value March 31, 2013	Expenses Paid During Period*
The Jamestown Balanced Fund
Based on Actual Fund Return	$1,000.00	$1,072.70	$6.36
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	$6.19
The Jamestown Equity Fund
Based on Actual Fund Return	$1,000.00	$1,104.60	$5.56
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.65	$5.34
The Jamestown Tax Exempt Virginia Fund
Based on Actual Fund Return	$1,000.00	$1,000.00	$3.44
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.49	$3.48

*
Expenses are equal to the Funds’ annualized expense ratios for the period as stated below, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

The Jamestown Balanced Fund	1.23%
The Jamestown Equity Fund	1.06%
The Jamestown Tax Exempt Virginia Fund	0.69%

41

THE JAMESTOWN FUNDS OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-866-738-1126, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings of the Funds with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-866-738-1126. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42

THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At an in-person meeting held on February 26, 2013, the Board of Trustees, including a majority of the Independent Trustees, approved the continuance for a one-year period of the Investment Advisory Agreements with the Adviser on behalf of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund. Below is a discussion of the factors considered by the Board of Trustees along with their conclusions with respect thereto that formed the basis for the Board’s approvals.

In selecting the Adviser and approving the continuance of the Investment Advisory Agreements, the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Agreements. The principal areas of review by the Trustees were the nature, extent and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the Independent Trustees consulting with experienced counsel for the Independent Trustees, who is independent of the Adviser.

The Trustees’ evaluation of the quality of the Adviser’s services took into account their knowledge and experience gained through meetings with and reports of the Adviser’s senior management over the course of the preceding year. Both short-term and long-term investment performance of the Funds was considered. Each Fund’s performance was compared to its performance benchmark and to that of competitive funds with similar investment objectives and to the Adviser’s comparably managed private accounts. The Trustees also considered the scope and quality of the in-house capabilities of the Adviser and other resources dedicated to performing services for the Funds. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, were considered in light of the Funds’ compliance with investment policies and applicable laws and regulations and of related reports by management and the Funds’ independent public accounting firm in periodic meetings with the Trust’s Audit Committee. The Trustees also considered the business reputation of the Adviser, the qualifications of its key investment and compliance personnel, and its financial resources.

In reviewing the fees payable under the Investment Advisory Agreements, the Trustees compared the advisory fees and overall expense levels of each Fund with those of competitive funds with similar investment objectives as well as the private accounts managed by the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser’s profitability with respect to each Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Funds, but also so-called “fallout” benefits to the Adviser, such as the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees also reviewed the revenue sharing arrangements relating to the Funds, whereby fees are paid by the Adviser to various intermediaries that direct assets to the Funds. In evaluating the Funds’ advisory fees, the Trustees took into account the complexity and quality of the investment management of the Funds.

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THE JAMESTOWN FUNDS DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

Based upon their review of this information, the Independent Trustees concluded that: (i) upon consideration of the one-year and longer term performance of each Fund, the effectiveness of the Adviser in achieving each Fund’s investment objective, as well as the services provided to shareholders, the Adviser has provided satisfactory services to the Funds as compared to similarly managed funds; (ii) the investment advisory fees of each Fund are competitive with comparably managed funds and each Fund’s total operating expense ratio is competitive with (and, in the case of The Jamestown Equity Fund and The Jamestown Tax Exempt Virginia Fund, lower than) the average expense ratio for comparably managed funds, according to statistics derived from Morningstar, Inc.; (iii) the Adviser’s commitment to cap overall operating expenses of The Jamestown Tax-Exempt Virginia Fund by voluntarily waiving a portion of its investment advisory fees has enabled such Fund to increase returns for its shareholders and to maintain an overall expense ratio that is competitive with the average for similarly managed funds, despite the small size of the Fund; and (iv) the Adviser’s profitability with respect to The Jamestown Balanced Fund and The Jamestown Equity Fund is reasonable and the Adviser did not realize any profits with respect to its management of The Jamestown Tax Exempt Virginia Fund. Given the current size of each Fund and its expected growth, the Independent Trustees did not believe that at the present time it would be relevant to consider the extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Independent Trustees also considered the “fallout” benefits to, and the profitability of, the Adviser with respect to the Funds, but given the amounts involved viewed these as secondary factors in connection with the evaluation of the reasonableness of the advisory fees paid by the Funds.

No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Investment Advisory Agreements. Rather the Trustees concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Fund and its shareholders to continue its Investment Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

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THE JAMESTOWN FUNDS

www.jamestownfunds.com

Investment Adviser
Lowe, Brockenbrough & Company, Inc.
1802 Bayberry Court
Suite 400
Richmond, Virginia 23226

Administrator
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
(Toll-Free) 1-866-738-1126

Independent Registered
Public Accounting Firm
Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

Legal Counsel
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

Board of Trustees
John P. Ackerly, IV
John T. Bruce
Robert S. Harris
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Dr. Robert S. Harris.  Dr. Harris is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $155,800 and $152,745 with respect to the registrant’s fiscal years ended March 31, 2013 and 2012, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. No fees were billed in either of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services, relating to a new series or class of a series, associated with SEC registration statements, periodic reports and other documents filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters—$5,000

•
Consultations with management of the registrant, not in connection with an audit, as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies—$5,000

•	All tax services provided to the registrant in the aggregate—$5,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Nominating Committee shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee.  The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officers and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Williamsburg Investment Trust

By (Signature and Title)*		/s/ Tina H. Bloom
Tina H. Bloom, Secretary and Chief Compliance Officer

Date	May 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John T. Bruce
John T. Bruce, President (FBP Equity & Dividend
Plus Fund and FBP Appreciation & Income
Opportunities Fund)

Date	May 31, 2013

By (Signature and Title)*		/s/ Thomas W. Leavell
Thomas W. Leavell, President (The Government
Street Equity Fund, The Government Street
Mid-Cap Fund and The Alabama Tax Free Bond Fund)

Date	May 31, 2013

By (Signature and Title)*		/s/ Charles M. Caravati III
Charles M. Caravati III, President (The Jamestown Balanced
Fund and The Jamestown Equity Fund)

Date	May 31, 2013

By (Signature and Title)*		/s/ Joseph A. Jennings III
Joseph A. Jennings III, President
(The Jamestown Tax Exempt Virginia Fund)

Date	May 31, 2013

By (Signature and Title)*		/s/ John P. Ackerly IV
John P. Ackerly IV, President
(The Davenport Core Fund, Davenport Value & Income
Fund and Davenport Equity Opportunities Fund)

Date	May 31, 2013

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	May 31, 2013

*	Print the name and title of each signing officer under his or her signature.